                                                                     EXHIBIT (8)

                               CUSTODY AGREEMENT



     This AGREEMENT, dated as of February 22, 1995, by and between LARGE CAP VALUE PORTFOLIO (the "Fund"), a portfolio of The Bear Stearns Funds (the "Company"), an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts, and CUSTODIAL TRUST COMPANY, a bank organized and existing under the laws of the State of New Jersey (the "Custodian").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Fund desires that its Securities, cash and other assets be held and administered by Custodian pursuant to this Agreement;

     WHEREAS, the Fund is an investment portfolio represented by a series of Shares constituting part of the capital stock of the Company, an open-end management investment company registered under the 1940 Act (as hereinafter defined);

     WHEREAS, Custodian represents that it is a bank having the qualifications prescribed in Section 26(a)(i) of the 1940 Act;

     NOW, THEREFORE, in consideration of the mutual agreements herein made, the Fund and Custodian hereby agree as follows:

                                   ARTICLE I
                                  DEFINITIONS
                                  -----------


     Whenever used in this Agreement, the following terms, unless the context otherwise requires, shall mean:
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     1.1  "AUTHORIZED PERSON" means any Officer or other person duly authorized
           -----------------
by resolution of the Board of Directors to give Oral Instructions and Written Instructions on behalf of the Fundand identified, by name or by office, in Exhibit A hereto or any person duly designated to do so by an investment adviser of the Fund specified by the Fund in Exhibit B hereto.

     1.2   "BOARD OF DIRECTORS" means the Board of Trustees of the Fund or, when
            ------------------
permitted under the 1940 Act, the Executive Committee thereof, if any.

     1.3   "BOOK-ENTRY SYSTEM" means a book-entry system maintained by a Federal
            -----------------
Reserve bank as provided for in Subpart O of Treasury Circular No. 300, 31 CFR 306, in Subpart B of 31 CFR Part 350, or in such other book-entry regulations of federal agencies as are substantially in the form of such Subpart O.

     1.4   "BUSINESS DAY" means any day recognized as a  settlement day by The
            ------------
New York Stock Exchange, Inc. and on which banks in the State of New Jersey are open for business.

     1.5   "CUSTODY ACCOUNT" means the account in the name of the Fund, which is
            ---------------
provided for in Section 3.2 below.

     1.6   "ELIGIBLE FOREIGN CUSTODIAN" means any banking institution, trust
            --------------------------
company or other entity organized under the laws of a country other than the United States which is eligible under Rule 17f-5 under the 1940 Act to act as a sub-custodian for Foreign Securities and other assets of the Fund held outside the United States.

     1.7   "FOREIGN SECURITIES" means Securities as defined in paragraph (c)(1)
            ------------------
of Rule 17f-5 under the 1940 Act.

     1.8   "FOREIGN SECURITIES DEPOSITORY" means a securities depository or
            -----------------------------
clearing agency as defined in subparagraphs (c)(2)(iii) or (iv) of Rule 17f-5 under the 1940 Act.

     1.9   "1940 ACT" means the Investment Company Act of 1940, as amended.
            --------

     1.10  "OFFICER" means the President, any Vice President, the Secretary, any
            -------
Assistant Secretary, the Treasurer, or any Assistant Treasurer of the Fund.

     1.11  "ORAL INSTRUCTIONS" means instructions orally transmitted to and
            -----------------
accepted by Custodian which are (a) reasonably believed by Custodian to have been given by an Authorized Person, (b) recorded and kept among the records of Custodian made in the ordinary course of business, and (c) orally confirmed by Custodian.

     1.12  "PROPER INSTRUCTIONS" means Oral Instructions or Written
            -------------------
Instructions. Proper Instructions may be continuing Written Instructions when deemed appropriate by both parties.

     1.13  "SECURITIES" includes, without limitation, common and preferred
            ----------
stocks, bonds, call options, put options, debentures, notes, bank certificates of deposit, forward contracts, futures contracts (including those related to indexes), options on futures contracts or indexes, bankers' acceptances, mortgage-backed securities or other obligations, and any certificates, receipts, warrants or other instruments or documents representing rights to receive, purchase or subscribe for the same, or evidencing or representing any other rights or interests therein, or any similar property or assets that Custodian has the facilities to clear and to service.

     1.14  "SECURITIES DEPOSITORY" means The Depository Trust Company and
            ---------------------
(provided that Custodian has received a copy of a resolution of the Board of Directors of the Fund, certified by an Officer, specifically approving the use thereof as a depository for the Fund) any other clearing agency registered with the Securities and Exchange Commission under
Section 17A of the Securities Exchange Act of 1934 (the "1934 Act"), which acts as a system for the central handling and deposit of Securities where all Securities of any particular class or series of an issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of the Securities.

     1.15  "SHARES" means the shares into which the capital stock of the Fund is
            ------
divided.

     1.16  "WRITTEN INSTRUCTIONS" means (a) written communications received by
            --------------------
Custodian and signed by two persons reasonably believed by Custodian to be Authorized Persons, or (b) communications by telex or any other such system from two persons reasonably believed by Custodian to be Authorized Persons, or (c) communications between electro-mechanical or electronic devices.

                                   ARTICLE II
                            APPOINTMENT OF CUSTODIAN
                            ------------------------


     2.1   APPOINTMENT.  The Fund hereby appoints Custodian as custodian of all
           -----------
such Securities, cash and other assets as may be acceptable to Custodian and from time to time delivered to it by the Fund or others for the account of the Fund.

     2.2   ACCEPTANCE.  Custodian hereby accepts appointment as such custodian
           ----------
and agrees to perform the duties thereof as hereinafter set forth.

                                 ARTICLE III
                         CUSTODY OF CASH AND SECURITIES
                         ------------------------------


     3.1   SEGREGATION.  All Securities and non-cash property of the Fund in the
           -----------
possession of Custodian (other than Securities maintained by Custodian in a Securities Depository or Book-Entry System) shall be physically segregated from other Securities and non-cash property in the possession of Custodian and shall be identified as belonging to the Fund.

     3.2   CUSTODY ACCOUNT.  (a)  Custodian shall open and maintain in its trust
           ---------------
department a custody account in the name of the Fund, subject only to draft or order of Custodian, in which Custodian shall enter and carry all Securities, cash and other assets of the Fund which are delivered to Custodian and accepted by it. Custodian shall not be under any duty or obligation to require the Fund to deliver to it any Securities or funds owned by the Fund and shall have no responsibility or liability for or on account of Securities or funds not so delivered.

          (b) If Custodian at any time fails to receive any of the documents referred to in Section 3.5(a) below, then, until such time as it receives such document, it shall not be obligated to receive any Securities of the Fund into the Custody Account and shall be entitled to return to the Fund any Securities of the Fund that it is holding.

          (c) Custodian may, but shall not be obligated to, hold Securities that may be held only in physical form.

          (d) Custodian is authorized to disclose the name, address and securities positions of the Fund to the issuers of such securities when requested by them to do so.

     3.3  APPOINTMENT OF AGENTS.  (a) Custodian may employ suitable agents,
          ---------------------
which may include affiliates of Custodian, such as Bear, Stearns & Co. Inc. or Bear, Stearns Securities Corp., both of which are registered broker-dealers.
The appointment of any agent pursuant to this Section 3.3(a) shall not relieve Custodian of any of its obligations or liabilities under this Agreement. However, no Book-Entry System, Securities Depository, Foreign Securities Depository or other securities depository or clearing agency (whether foreign or domestic) which it is or may become standard market practice to use for the comparison and settlement of trades in securities shall be an agent or sub-contractor of Custodian for purposes of this Section 3.3(a) or otherwise.

          (b) In its discretion, Custodian may appoint, and at any time remove, any domestic bank or trust company which is qualified to act as a custodian under the 1940 Act as sub-custodian to hold Securities and cash of the Fund and to carry out such other provisions of this Agreement as it may determine, and may also open and maintain one or more banking accounts with such a bank or trust company (any such accounts to be in the name of Custodian and subject only to its draft or order), provided, however, that the appointment of any such agent or opening and maintenance of any such accounts shall be at Custodian's expense and shall not relieve Custodian of any of its obligations or liabilities under this Agreement.

          (c) Upon receipt of Written Instructions to do so and at the Fund's expense, Custodian shall appoint as sub-custodian such domestic bank or trust company as is named therein, provided that (i) such bank or trust company is qualified to act as a custodian under the 1940 Act, and (ii) notwithstanding anything to the contrary in Section 7.1 below or elsewhere in this Agreement, Custodian shall have no greater liability to the Fund for the actions or omissions of any such sub-custodian than any such sub-custodian has to Custodian, and Custodian shall not be required to discharge any such liability which may be imposed on it unless and until such sub-custodian has effectively indemnified Custodian against it or has otherwise discharged its liability to Custodian in full.

     3.4   DELIVERY OF ASSETS TO CUSTODIAN.  The Fund shall deliver to Custodian
           -------------------------------
the Fund's Securities, cash and other assets, which are acceptable to Custodian, including (a) payments of income, payments of principal and capital distributions received by the Fund with respect to such Securities, cash or other assets owned by the Fund at any time during the term of this Agreement, and (b) cash received by the Fund for the issuance, at any time during such term, of Shares. Custodian shall not be responsible for such Securities, cash or other assets until actually received by it.

     3.5   SECURITIES DEPOSITORIES AND BOOK-ENTRY SYSTEMS.  Custodian may
           ----------------------------------------------
deposit and/or maintain Securities of the Fund in a Securities Depository or in a Book-Entry System, subject to the following provisions:

          (a) Prior to a deposit of Securities of the Fund in any Securities Depository or Book-Entry System, the Fund shall deliver to Custodian a resolution of the Board of Directors of the Fund, certified by an Officer, authorizing and instructing Custodian (and any sub-custodian appointed pursuant to Section 3.3 above) on an on-going basis to deposit in such Securities Depository or Book-Entry System all Securities eligible for deposit therein and to make use of such Securities Depository or Book-Entry System to the extent possible and practical in connection with its performance hereunder (or under the applicable sub-custody agreement in the case of such sub-custodian), including, without limitation, in connection with settlements of purchases and sales of Securities, loans of Securities, and deliveries and returns of collateral consisting of Securities.

          (b) Securities of the Fund kept in a Book-Entry System or Securities Depository shall be kept in an account ("Depository Account") of Custodian in such Book-Entry System or Securities Depository which includes only assets held by Custodian as a fiduciary, custodian or otherwise for customers.

          (c) The records of Custodian with respect to Securities of the Fund maintained in a Book-Entry System or Securities Depository shall at all times identify such Securities as belonging to the Fund.

          (d) If Securities purchased by the Fund are to be held in a Book-Entry System or Securities Depository, Custodian shall pay for such Securities upon
(i) receipt of advice from the Book-Entry System or Securities Depository that such Securities have been transferred to the Depository Account, and (ii) the making of an entry on the records of Custodian to reflect such payment and transfer for the account of the Fund. If Securities sold by the Fund are held in a Book-Entry System or Securities Depository, Custodian shall transfer such Securities upon (i) receipt of advice from the Book-Entry System or Securities Depository that payment for such Securities has been transferred to the Depository Account, and (ii) the making of an entry on the records of Custodian to reflect such transfer and payment for the account of the Fund.

          (e) Custodian shall provide the Fund with copies of any report obtained by Custodian from a Book-Entry System or Securities Depository in which Securities of the Fund are kept on the internal accounting controls and procedures for safeguarding Securities deposited in such Book-Entry System or Securities Depository.

          (f) At its election, the Fund shall be subrogated to the rights of Custodian with respect to any claim against a Book-Entry System or Securities Depository or any other person for any loss or damage to the Fund arising from the use of such Book-Entry System or Securities Depository, if and to the extent that the Fund has not been made whole for any such loss or damage.

     3.6   DISBURSEMENT OF MONEYS FROM THE CUSTODY ACCOUNT.  Upon receipt of
           -----------------------------------------------
Proper Instructions, Custodian shall disburse moneys from the Custody Account, but only in the following cases:

          (a) For the purchase of Securities for the Fund but only (i) in the case of Securities (other than options on Securities, futures contracts and options on futures contracts), against the delivery to Custodian (or any sub-custodian appointed pursuant to Section 3.3 above) of such Securities registered as provided in Section 3.9 below or in proper form for transfer or, if the purchase of such Securities is effected through a Book-Entry System or Securities Depository, in accordance with the conditions set forth in Section
3.5 above; (ii) in the case of options on Securities, against delivery to Custodian (or such sub-custodian) of such receipts as are required by the customs prevailing among dealers in such options; (iii) in the case of futures contracts and options on futures contracts, against delivery to Custodian (or such sub-custodian) of evidence of title thereto in favor of the Fund, the Custodian, any such sub-custodian or any nominee referred to in Section 3.9 below; and (iv) in the case of repurchase or reverse repurchase agreements entered into by the Fund, against delivery of the purchased Securities either in certificate form or through an entry crediting Custodian's account at a Book-Entry System or Securities Depository with such Securities;

          (b) In connection with the conversion, exchange or surrender, as set forth in Section 3.7(f) below, of Securities owned by the Fund;

          (c) For the payment of any dividends or capital gain distributions declared by the Fund;

          (d) In payment of the redemption price of Shares as provided in
Article VI below;

          (e) For the payment of any expense or liability incurred by the Fund, including but not limited to the following payments for the account of the Fund: interest, taxes, administration, investment management, investment advisory, accounting, auditing, transfer agent, custodian, trustee and legal fees; and other operating expenses of the Fund; in all cases, whether or not such expenses are to be in whole or in part capitalized or treated as deferred expenses;

          (f) For transfer in accordance with the provisions of any agreement among the Fund, Custodian and a broker-dealer, relating to compliance with rules of The Options Clearing Corporation and of any registered national securities exchange (or of any similar organization or organizations) regarding escrow or other arrangements in connection with transactions by the Fund;

          (g) For transfer in accordance with the provisions of any agreement among the Fund, Custodian, and a futures commission merchant, relating to compliance with the rules of the Commodity Futures Trading Commission and/or any contract market (or any similar organization or organizations) regarding account deposits in connection with transactions by the Fund;

          (h) For the funding of any uncertificated time deposit or other interest-bearing account with any banking institution (including Custodian), but only if the payment instructions to Custodian detail specific Securities to be acquired;

          (i) For the purchase from a bank or other financial institution of loan participations, but only if Custodian has in its possession a copy of the agreement between the Fund and such bank or other financial institution with respect to the purchase of such loan participations and the payment instructions to Custodian detail specific assets to be acquired;

          (j) For the purchase and sale of foreign currencies or options to purchase and sell foreign currencies for spot and future delivery on behalf and for the account of the Fund pursuant to contracts with such banks and other financial institutions, including Custodian, any sub-custodian and any affiliate of Custodian, as principal, as are approved and authorized by the Fund, but only if the payment instructions to Custodian detail specific assets to be acquired;

          (k) For transfer to a broker-dealer registered under the 1934 Act or in accordance with the provisions of any agreement among the Fund, Custodian and such a broker-dealer as margin for a short sale of Securities;

          (l) For the payment of the amounts of dividends received with respect to Securities sold short; and

          (m) For any other proper purpose, but only upon receipt, in addition to Proper Instructions, of a copy of a resolution of the Board of Directors, certified by an Officer, specifying the amount and purpose of such payment, declaring such purpose to be a proper purpose of the Fund, and naming the person or persons to whom such payment is to be made.

     3.7  DELIVERY OF SECURITIES FROM THE CUSTODY ACCOUNT.  Upon receipt of
          -----------------------------------------------
Proper Instructions, Custodian shall release and deliver Securities of the Fund from the Custody Account but only in the following cases:

          (a) Upon the sale of Securities for the account of the Fund but, subject to Section 5.3 below, only against receipt of payment therefor in cash, by certified or cashiers' check or bank credit;

          (b) In the case of a sale effected through a Book-Entry System or Securities Depository, in accordance with the provisions of Section 3.5 above;

          (c) To an offeror's depository agent in connection with tender or other similar offers for Securities of the Fund; provided that, in any such case, the cash or other consideration is to be delivered to Custodian;

          (d) To the issuer thereof or its agent (i) for transfer into the name of the Fund or any of the nominees referred to in Section 3.9 below, or (ii) for exchange for a different number of certificates or other evidence representing the same aggregate face amount or number of units; provided that, in any such case, the new Securities are to be delivered to Custodian;

          (e) To the broker selling Securities, for examination in accordance with the "street delivery" custom;

          (f) For exchange or conversion pursuant to any plan of merger, consolidation, recapitalization, reorganization or readjustment of the issuer of such Securities, or pursuant to provisions for conversion contained in such Securities, or pursuant to any deposit agreement, including surrender or receipt of underlying Securities in connection with the issuance or cancellation of depository receipts; provided that, in any such case, the new Securities and cash, if any, are to be delivered to Custodian;

           (g) Upon receipt of payment therefor pursuant to any repurchase agreement entered into by the Fund;

          (h) In the case of warrants, rights or similar Securities, upon the exercise thereof, provided that, in any such case, the new Securities and cash, if any, are to be delivered to Custodian;

          (i) For delivery in connection with any loans of Securities pursuant to any securities loan agreement entered into by the Fund, but only against receipt of such collateral as is required under such securities loan agreement;

          (j) For delivery as security in connection with any borrowings by the Fund requiring a pledge of assets by the Fund, but only against receipt by Custodian of the amounts borrowed;

          (k) Pursuant to any authorized plan of liquidation, reorganization, merger, consolidation or recapitalization of the Fund;

          (l) For delivery in accordance with the provisions of any agreement among the Fund, Custodian and a broker-dealer, relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange (or of any similar organization or organizations) regarding escrow or other arrangements in connection with transactions by the Fund;

          (m) For delivery in accordance with the provisions of any agreement among the Fund, Custodian, and a futures commission merchant, relating to compliance with the rules of the Commodity Futures Trading Commission and/or any contract market (or any similar organization or organizations) regarding account deposits in connection with transactions by the Fund;

          (n) For delivery to a broker-dealer registered under the 1934 Act or in accordance with the provisions of any agreement among the Fund, Custodian and such a broker-dealer as margin for a short sale of Securities;

          (o) For delivery (by a Foreign Sub-custodian or an agent of Custodian) to the depository used by an issuer of American Depositary Receipts or International Depositary Receipts (hereinafter collectively referred to as "ADRs") for such Securities against a written receipt therefor adequately describing such Securities and written evidence satisfactory to the Foreign Sub-custodian or agent that the depository has acknowledged receipt of instructions to issue with respect to such Securities ADRs in the name of the Custodian, or a nominee of the Custodian, for delivery to the Custodian;

          (p) To deliver ADRs to the issuer thereof against a written receipt therefor adequately describing the ADR's delivered and written evidence satisfactory to the Custodian that the issuer of the ADRs has acknowledged the receipt of instructions to cause its depository to deliver the Securities underlying such ADRs to a Foreign Sub-custodian or agent of Custodian; or

          (q) For any other proper purpose, but only upon receipt, in addition to Proper Instructions, of a copy of a resolution of the Board of Directors, certified by an Officer, specifying the Securities to be delivered, setting forth the purpose for which such delivery is to be made, declaring such purpose to be a proper purpose of the Fund, and naming the person or persons to whom delivery of such Securities is to be made.

     3.8   ACTIONS NOT REQUIRING PROPER INSTRUCTIONS.  Unless otherwise
           -----------------------------------------
instructed by the Fund, Custodian shall with respect to all Securities held for the Fund:

          (a) Subject to Section 8.4 below, collect on a timely basis all income and other payments to which the Fund is entitled either by law or pursuant to custom in the securities business;

          (b) Subject to Section 8.4 below, collect on a timely basis the amount payable upon or with respect to all Securities and other assets which may mature or be called, redeemed, retired or otherwise become payable;

          (c) Endorse for collection, in the name of the Fund, checks, drafts and other negotiable instruments;

          (d) Surrender interim receipts or Securities in temporary form for Securities in definitive form;

          (e) Execute, as custodian, any necessary declarations or certificates of ownership under the federal income tax laws or the laws or regulations of any other taxing authority now or hereafter in effect, and prepare and submit reports to the Internal Revenue Service ("IRS") and to the Fund at such time, in such manner and containing such information as is prescribed by the IRS;

          (f) Hold for the Fund all rights and similar securities issued with respect to Securities of the Fund; and

          (g) In general, attend to all non-discretionary details in connection with the sale, exchange, substitution, purchase, transfer and other dealings with Securities and assets of the Fund.

     3.9   REGISTRATION AND TRANSFER OF SECURITIES.  All Securities held for the
           ---------------------------------------
Fund that are issuable only in bearer form shall be held by Custodian in that form, provided that any such Securities shall be held in a Book-Entry System if eligible therefor. All other Securities held for the Fund may be registered in the name of Custodian as agent, any sub-custodian appointed pursuant to Section
3.3 above, any Securities Depository, any Foreign Sub-custodian or

Foreign Securities Depository (in the case of Foreign Securities), or any nominee or agent of any of them. The Fund shall furnish to Custodian appropriate instruments to enable Custodian to hold or deliver in proper form for transfer, or to register as in this Section 3.9 provided, any Securities delivered to Custodian which are registered in the name of the Fund.

     3.10  RECORDS.  (a) Custodian shall maintain complete and accurate records
           -------
with respect to Securities, cash or other property held for the Fund, including
(i) journals or other records of original entry containing an itemized daily record in detail of all receipts and deliveries of Securities and all receipts and disbursements of cash; (ii) ledgers (or other records) reflecting (A) Securities in transfer, if any, (B) Securities in physical possession, (C) monies and Securities borrowed and monies and Securities loaned (together with a record of the collateral therefor and substitutions of such collateral), (D) dividends and interest received, and (E) dividends receivable and interest accrued; and (iii) cancelled checks and bank records related thereto. Custodian shall keep such other books and records with respect to Securities, cash and other property of the Fund which is held hereunder as the Fund may reasonably request.

          (b) All such books and records maintained by Custodian shall (i) be maintained in a form acceptable to the Fund and in compliance with rules and regulations of the Securities and Exchange Commission, (ii) be the property of the Fund and at all times during the regular business hours of Custodian be made available upon request for inspection by duly authorized officers, employees or agents of the Fund and employees or agents of the Securities and Exchange Commission, and (iii) if required to be maintained by Rule 31a-1 under the 1940 Act, be preserved for the periods prescribed in Rule 31a-2 under the 1940 Act.

     3.11  REPORTS BY CUSTODIAN.  Custodian shall furnish the Fund with a daily
           --------------------
activity statement, including a summary of all transfers to or from the Custody Account, on the day following such transfers. At least monthly and from time to time, Custodian shall furnish the Fund with a detailed statement of the Securities and moneys held for the Fund under this Agreement.

     3.12  OTHER REPORTS BY CUSTODIAN.  Custodian shall provide the Fund with
           --------------------------
such reports as the Fund may reasonably request from time to time on the internal accounting controls and procedures for safeguarding Securities which are employed by Custodian or any sub-custodian appointed pursuant to Section 3.3 above.

     3.13  PROXIES AND OTHER MATERIALS.  Unless otherwise instructed by the
           ---------------------------
Fund, Custodian shall promptly deliver to the Fund (at the address set forth in Article XV below) all notices of meetings, proxies and proxy materials which it receives regarding Securities held in the Custody Account. Before delivering them to the Fund, Custodian shall cause all proxies relating to such Securities which are not registered in the name of the Fund, or a nominee thereof, to be promptly executed by the registered holder of such Securities, without indication of the manner in which such proxies are to be voted. Unless otherwise instructed by the Fund, neither Custodian nor any of its agents shall exercise any voting rights with respect to Securities held hereunder.

     3.14  INFORMATION ON CORPORATE ACTIONS.  Custodian shall promptly transmit
           --------------------------------
to the Fund (at the address set forth in Article XV below) all written information received by Custodian from issuers of Securities held in the Custody Account. With respect to tender or exchange offers for such Securities, Custodian shall promptly transmit to the Fund all written information received by it from the issuers of the Securities whose tender or exchange is sought and by the party (or its agents) making the tender or exchange offer. If the Fund desires to take action with respect to any tender offer, exchange offer or other similar transaction, the Fund shall notify Custodian (a) in the case of Foreign Securities, such number of Business Days prior to the date on which Custodian is to take such action (which number of days is in the Custodian's sole discretion) as will allow Custodian to take such action in the relevant local market in a timely fashion, and (b) in the case of all other Securities, at least five Business Days prior to the date on which Custodian is to take such action.

     3.15  CO-OPERATION. Custodian shall cooperate with and supply necessary
           ------------
information to the entity or entities appointed by the Fund to keep the books of account of the Fund and/or to compute the value of the assets of the Fund.

                                   ARTICLE IV
                            DUTIES OF CUSTODIAN WITH
                             RESPECT TO PROPERTY OF
                    THE FUND HELD OUTSIDE THE UNITED STATES
                    ---------------------------------------


     4.1   APPOINTMENT OF FOREIGN SUB-CUSTODIANS.  Custodian may appoint sub-
           -------------------------------------
custodians pursuant to Section 3.3 hereof or Eligible Foreign Custodians in accordance with Rule 17f-5 under the 1940 Act as Foreign Sub-custodians hereunder for the Fund's Securities and other assets maintained outside the United States. Upon receipt of Written Instructions from the Fund to do so, the Custodian shall cease the employment of any Foreign Sub-custodian for maintaining custody of the Fund's assets.

     4.2   ASSETS TO BE HELD.  The Custodian shall limit the Securities and
           -----------------
other assets maintained in the custody of an Eligible Foreign Custodian to: (a) Foreign Securities, and (b) cash and cash equivalents in such amounts as the Fund may determine.

     4.3   FOREIGN SECURITIES DEPOSITORIES.  Custodian or any Foreign Sub-
           -------------------------------
custodian employed by it may maintain assets of the

Fund in Foreign Securities Depositories in accordance with Rule 17f-5 under the 1940 Act.

     4.4   AGREEMENTS WITH FOREIGN SUB-CUSTODIANS.  Fund shall approve in
           --------------------------------------
writing (a) the appointment of each Foreign Sub-custodian and the agreement pursuant to which the Custodian employs such Foreign Sub-custodian and (b) for the appointment of each Eligible Foreign Custodian as a Foreign Sub-custodian, the country or countries in which such Foreign Sub-custodian is authorized to hold Securities, cash and other property of the Fund.

     4.5   APPROVED FOREIGN SUB-CUSTODIANS.  (a) Those Foreign Sub-custodians
           -------------------------------
and the countries where and the Foreign Securities Depositories through which they or the Custodian may hold Securities, cash and other property of the Fund which the Fund has approved to date are set forth on Exhibit D hereto. Exhibit D shall be amended from time to time as Foreign Sub-custodians, countries and/or Foreign Securities Depositories are changed, added or deleted. The Fund shall be responsible for informing the Custodian sufficiently in advance of a proposed investment which is to be held in a country not listed in Exhibit E in order to allow the Fund to give the approval required by Section 4.4 hereof and for Custodian to put the appropriate arrangements in place with a Foreign Sub-custodian.

          (b) If the Fund invests in a Security to be held pursuant to this Article before the foregoing procedures have been completed, such Security may be held by such agent as Custodian may select, and Custodian shall bear no liability to Fund for the actions of such agent, except to the extent Custodian shall have recovered from such agent for any damages caused to Fund by such agent.

     4.6   REPORTS BY CUSTODIAN.  Custodian shall supply to the Fund from time
           --------------------
to time, as mutually agreed upon, reports in respect of the safekeeping of the Securities and other assets of the Fund held by Foreign Sub-custodians, including, but not limited to, advices or notifications of transfers of Securities to or from the accounts maintained by Foreign Sub-custodians for the Custodian on behalf of the Fund.

     4.7   TRANSACTIONS IN FOREIGN CUSTODY ACCOUNT. (a) Upon receipt of Proper
           ---------------------------------------
Instructions given in any of the cases specified in Section 3.7 above, Custodian shall cause the Foreign Sub-custodians to transfer, exchange or deliver Foreign Securities owned by the Fund, subject to all local laws, regulations, customs, procedures and practices applicable in the relevant local market; and

          (b) Upon receipt of Proper Instructions given in any of the cases specified in Section 3.6 above, Custodian shall cause the Foreign Sub-custodians to pay out monies of the Fund, subject to all local laws, regulations, customs, procedures and practices applicable in the relevant local market.

     4.8   LIABILITY OF FOREIGN SUB-CUSTODIANS.  The agreement pursuant to which
           -----------------------------------
the Custodian employs a Foreign Sub-custodian shall require such Foreign Sub-custodian to exercise reasonable care in the performance of its duties and shall hold such Foreign sub-custodian responsible for any direct loss or damage arising out of any willful misfeasance, bad faith or negligence of such Foreign Sub-custodian in the performance of its obligations under such agreement or out of its reckless disregard of such obligations. At its election, the Fund shall be subrogated to the rights of Custodian with respect to any claims against a Foreign Sub-custodian as a consequence of any such loss or damage if and to the extent that the Fund has not been made whole for any such loss or damage.

     4.9   LIABILITY OF CUSTODIAN.  Notwithstanding anything to the contrary in
           ----------------------
Section 8.1 below or elsewhere in this Agreement, Custodian shall have no greater liability to the Fund for the actions or omissions of any Foreign Sub-custodian than any such Foreign Sub-custodian has to Custodian, and Custodian shall not be required to discharge any such liability which may be imposed on it unless and until such Foreign Sub-custodian has effectively indemnified Custodian against it or has otherwise discharged its liability to Custodian in full. Custodian shall have no liability for any loss or damage resulting from acts or omissions of any Foreign Sub-custodian arising out of or caused, directly or indirectly, by circumstances beyond such Foreign Sub-custodian's reasonable control, including, without limitation, sovereign risk, as described in Section 8.7, or "force majeure", as covered in Article X.

     4.10  MONITORING RESPONSIBILITIES.  Upon the request of the Fund, Custodian
           ---------------------------
shall annually furnish to the Fund information concerning all Foreign Sub-custodians hereunder which shall be similar in kind and scope to that furnished to the Fund in connection with the initial approval by the Fund of the agreements pursuant to which Custodian employs such Foreign Sub-custodians or as otherwise required by Rule 17f-5 under the 1940 Act.

     4.11  TAX RECLAIMS.  Upon the written request of the Fund, Custodian shall
           ------------
exercise, on behalf of the Fund, tax reclaim rights of Fund which arise in connection with Foreign Securities in the Custody Account.

                                 ARTICLE V
                  PURCHASE AND SALE OF INVESTMENTS OF THE FUND
                  --------------------------------------------


     5.1   PURCHASE OF SECURITIES.  Promptly upon each purchase of Securities
           ----------------------
for the Fund, Written Instructions shall be delivered to Custodian, specifying
(a) the name of the issuer or writer of such

Securities, and the title or other description thereof, (b) the number of shares, principal amount (and accrued interest, if any), or other units purchased, (c) the date of purchase and settlement, (d) the purchase price per unit, (e) the total amount payable upon such purchase, and (f) the name of the person to whom such amount is payable. Custodian shall upon receipt of such Securities purchased by the Fund (or, if the Securities are transferred by means of a private placement transaction, upon the receipt of such Securities or payment instructions to Custodian which detail specific Securities to be acquired) pay out of the moneys held for the account of the Fund the total amount specified in such Written Instructions to the person named therein. Custodian shall not be under any obligation to pay out moneys to cover the cost of a purchase of Securities or other assets for the Fund if there is insufficient cash available in the Custody Account.

     5.2   SALE OF SECURITIES.  Promptly upon each sale of Securities by the
           ------------------
Fund, Written Instructions shall be delivered to Custodian, specifying (a) the name of the issuer or writer of such Securities, and the title or other description thereof, (b) the number of shares, principal amount (and accrued interest, if any), or other units sold, (c) the date of sale and settlement, (d) the sale price per unit, (e) the total amount payable upon such sale, and (f) the person to whom such Securities are to be delivered. Upon receipt of the total amount payable to the Fund as specified in such Written Instructions, Custodian shall deliver such Securities to the person specified in such Written Instructions. Subject to the foregoing, Custodian may accept payment in such form as shall be satisfactory to it, and may deliver Securities and arrange for payment in accordance with the customs prevailing among dealers in Securities.

     5.3   DELIVERY OF SECURITIES SOLD.  Notwithstanding Section 5.2 above or
           ---------------------------
any other provision of this Agreement and subject, in the case of Foreign Securities, to all local laws, regulations, customs, procedures and practices applicable in the relevant local market, Custodian, when instructed to deliver Securities against payment, shall be entitled, but only if in accordance with generally accepted market practice, to deliver such Securities prior to actual receipt of final payment therefor and, exclusively in the case of Securities in physical form, to deliver such Securities prior to receipt of payment. In any such case, the Fund shall bear the risk that final payment for such Securities may not be made or that such Securities may be returned or otherwise held or disposed of by or through the person to whom they were delivered, and Custodian shall have no liability for any of the foregoing.

     5.4   PAYMENT FOR SECURITIES SOLD, ETC.  In its sole discretion and from
           ---------------------------------
time to time, Custodian may credit the Custody Account, prior to actual receipt of final payment thereof, with (a) proceeds from the sale of Securities which it has been instructed to deliver against payment, (b) proceeds from the redemption of Securities or other assets of the Fund, and (c) income from cash, Securities or other assets of the Fund. Any such credit shall be conditional upon actual receipt by Custodian of final payment and may be reversed if final payment is not actually received in full. Custodian may, in its sole discretion and from time to time, permit the Fund to use funds so credited to the Custody Account in anticipation of actual receipt of final payment. Any such funds shall be repayable immediately upon demand made by Custodian at any time prior to the actual receipt of all final payments in anticipation of which funds were credited to the Custody Account.

     5.5   FINAL PAYMENT. For purposes of this Agreement, "final payment" means
           -------------
payment in funds which are (or have become) immediately available, under applicable law are irreversible, and are not subject to any security interest, levy, lien or other encumbrance.

                                 ARTICLE VI
                           REDEMPTION OF FUND SHARES
                           -------------------------


     6.1   TRANSFER OF FUNDS. From such funds as may be available for the
           -----------------
purpose in the Custody Account, and upon receipt of Proper Instructions specifying that the funds are required to redeem Shares on account of the Fund, Custodian shall wire each amount specified in such Proper Instructions to or through such bank as the Fund may designate therein with respect to such amount.

     6.2   NO DUTY REGARDING PAYING BANKS. Custodian shall not be responsible
           ------------------------------
for the payment or distribution by any bank designated in Proper Instructions given pursuant to Section 6.1 above of any amount paid by Custodian to such bank in accordance with such Proper Instructions.

                                  ARTICLE VII
                              SEGREGATED ACCOUNTS
                              -------------------

     Upon receipt of Proper Instructions, Custodian shall establish and maintain a segregated account or accounts for and on behalf of the Fund, into which account or accounts may be transferred cash and/or Securities, including Securities maintained in a Depository Account:

          (a) in accordance with the provisions of any agreement among the Fund, Custodian and a broker-dealer (or any futures commission merchant), relating to compliance with the rules of The Options Clearing Corporation or of any registered national securities exchange (or the Commodity Futures Trading Commission or any registered contract market), or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Fund,

          (b) for purposes of segregating cash or Securities in connection with securities options purchased or written by the Fund or in connection with financial futures contracts (or options thereon) purchased or sold by the Fund,

          (c) which constitute collateral for loans of Securities made by the Fund,

          (d) for purposes of compliance by the Fund with requirements under the 1940 Act for the maintenance of segregated accounts by registered investment companies in connection with reverse repurchase agreements, when-issued, delayed delivery and firm commitment transactions, and short sales of securities, and

          (e) for other proper purposes, but only upon receipt of, in addition to Proper Instructions, a copy of a resolution of the Board of Directors, certified by an Officer, setting forth the purpose or purposes of such segregated account and declaring such purposes to be proper purposes of the Fund.

                                  ARTICLE VIII
                            CONCERNING THE CUSTODIAN
                            ------------------------


     8.1   STANDARD OF CARE.  Custodian shall be held to the exercise of
           ----------------
reasonable care in carrying out its obligations under this Agreement, and shall be without liability to the Fund for any loss, damage, cost, expense (including attorneys' fees and disbursements), liability or claim which does not arise from willful misfeasance, bad faith or negligence on the part of Custodian or reckless disregard by Custodian of its obligations under this Agreement. Custodian shall be entitled to rely on and may act upon advice of counsel on all matters, and shall be without liability for any action reasonably taken or omitted pursuant to such advice. In no event shall Custodian be liable for special or consequential damages or be liable in any manner whatsoever for any action taken or omitted upon instructions from the Fund or any agent of the Fund. Custodian shall not be under any obligation at any time to ascertain whether the Fund is in compliance with the 1940 Act, the regulations thereunder, the provisions of its charter documents or by-laws, or its investment objectives, policies and limitations as in effect from time to time.

     8.2   ACTUAL COLLECTION REQUIRED.  Custodian shall not be liable for, or
           --------------------------
considered to be the custodian of, any cash belonging to the Fund or any money represented by a check, draft or other instrument for the payment of money, until Custodian or its agents actually receive such cash or collect on such instrument.

     8.3   NO RESPONSIBILITY FOR TITLE, ETC.  So long as and to the extent that
           ---------------------------------
it is in the exercise of reasonable care, Custodian shall not be responsible for the title, validity or genuineness of any property or evidence of title thereto received or delivered by it or its agents.

     8.4   LIMITATION ON DUTY TO COLLECT.  Custodian shall promptly notify the
           -----------------------------
Fund whenever any money or property due and payable from or on account of any Securities held hereunder for the Fund is not timely received by it. Custodian shall not, however, be required to enforce collection, by legal means or otherwise, of any such money or other property not paid when due, but shall receive the proceeds of such collections as may be effected by it or its agents in the ordinary course of Custodian's custody and safekeeping business or of the custody and safekeeping business of such agents.

     8.5     EXPRESS DUTIES ONLY. Custodian shall have no duties or obligations
             -------------------
whatsoever except such duties and obligations as are specifically set forth in this Agreement, and no covenant or obligation shall be implied in this Agreement against Custodian. Custodian shall have no discretion whatsoever with respect to the management, disposition or investment of the Custody Account and is not a fiduciary to the Fund.

     8.6   COMPLIANCE WITH LAWS. Custodian undertakes to comply with all
           --------------------
applicable requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, the 1940 Act and the Commodities Exchange Act and any laws, rules and regulations of governmental authorities having jurisdiction with respect to the duties to be performed by Custodian hereunder. Except as specifically set forth herein, Custodian assumes no responsibility for such compliance by the Fund.

     8.7   NO LIABILITY FOR SOVEREIGN RISK.  Custodian shall not be liable for
           -------------------------------
any loss involving any Securities, currencies, deposits or other property of the Fund, whether maintained by it, a Foreign Sub-custodian, a Foreign Securities Depository, an agent of Custodian or a Foreign Sub-custodian or a bank, or for any loss arising from a foreign currency transaction or contract, where the loss results from a sovereign risk or where the entity maintaining such Securities, currencies, deposits or other property of the Fund, whether Custodian, a Foreign Sub-custodian, a Foreign Securities Depository, an agent of Custodian or a Foreign Sub-custodian or a bank, has exercised reasonable care maintaining such property or in connection with the transaction involving such property. For purposes of this Agreement, "sovereign risk" shall mean nationalization, expropriation, devaluation, revaluation, confiscation, seizure, cancellation, destruction or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, taxes, levies or other charges affecting the Fund's property; or acts of war, terrorism, insurrection or revolution; or any other act or event beyond the control of the Foreign Sub-custodian, the Foreign Securities Depository or the agent of any of them.

                                  ARTICLE IX
                                INDEMNIFICATION
                                ---------------


     9.1   INDEMNIFICATION.  The Fund shall indemnify and hold harmless
           ---------------
Custodian, any sub-custodian and any nominee of Custodian or any sub-custodian, from and against any loss, damages, cost, expense (including attorneys' fees and disbursements), liability (including, without limitation, liability arising under the Securities Act of 1933, the 1934 Act, the 1940 Act, and any federal, state or foreign securities and/or banking laws) or claim arising directly or indirectly (a) from the fact that Securities are registered in the name of any such nominee, or (b) from any action or inaction by Custodian or such sub-custodian or other agent (i) at the request or direction of or in reliance on the advice of the Fund or any of its agents, or (ii) upon Proper Instructions, or (c) generally, from the performance of its obligations under this Agreement, provided that Custodian, any sub-custodian or any nominee of either of them shall not be indemnified and held harmless from and against any such loss, damage, cost, expense, liability or claim arising from Custodian's willful misfeasance, bad faith, negligence or reckless disregard of its obligations under this Agreement or, in the case of any sub-custodian or its nominee, from such sub-custodian's willful misfeasance, bad faith, negligence or reckless disregard of its obligations under the Agreement under which it is acting.

     9.2   INDEMNITY TO BE PROVIDED.  If the Fund requests Custodian to take any
           ------------------------
action with respect to Securities, which may, in the opinion of Custodian, result in Custodian or its nominee becoming liable for the payment of money or incurring liability of some other form, Custodian shall not be required to take such action until the Fund shall have provided indemnity therefor to Custodian in an amount and form satisfactory to Custodian.

     9.3  SECURITY.  As security for the payment of any present or future
          --------
obligation or liability of any kind which the Fund may have to Custodian with respect to or in connection with the Custody Account or this Agreement, the Fund hereby pledges to Custodian all cash, Securities and other property of every kind which is in the Custody Account or otherwise held for the Fund pursuant to this Agreement, and hereby grants to Custodian a lien, right of set-off and continuing security interest in such cash, Securities and other property.

                                   ARTICLE X
                                 FORCE MAJEURE
                                 -------------

     Neither Custodian nor the Fund shall be liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of God; earthquakes; fires; floods; wars; civil or military disturbances; sabotage; strikes; epidemics; riots; power failures; computer failure and any such circumstances beyond its reasonable control as may cause interruption, loss or malfunction of utility, transportation, computer (hardware or software) or telephone communication service; accidents; labor disputes; acts of civil or military authority; governmental actions; or inability to obtain labor, material, equipment or transportation.

                                   ARTICLE XI
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     Each of the Fund and Custodian represents and warrants for itself that (a) it has all necessary power and authority to perform its obligations hereunder,
(b) the execution and delivery by it of this Agreement, and the performance by it of its obligations under this Agreement, have been duly authorized by all necessary action and will not violate any law, regulation, charter, by-law, or other instrument, restriction or provision applicable to it or by which it is bound, and (c) this Agreement constitutes a legal, valid and binding obligation of it, enforceable against it in accordance with its terms.

                                  ARTICLE XII
                           COMPENSATION OF CUSTODIAN
                           -------------------------

     The Fund shall pay Custodian such fees and charges as are set forth in the fee schedule annexed hereto as Exhibit C, as such fee schedule may from time to time be revised by Custodian upon 14 days' prior written notice to the Fund.
Any annual fee or other charges payable by the Fund shall be paid monthly by automatic deduction from the Custody Account. Expenses incurred by Custodian in the performance of its services hereunder, and all other proper charges and disbursements of the Custody Account, shall be charged to the Custody Account by Custodian and paid therefrom.

                                  ARTICLE XIII
                                     TAXES
                                     -----

     Any and all taxes, including any interest and penalties with respect thereto, which may be levied or assessed under present or future laws or in respect of the Custody Account or any income thereof shall be charged to the Custody Account by Custodian and paid therefrom.

                                  ARTICLE XIV
                               AUTHORIZED PERSONS
                               ------------------

     14.1  AUTHORIZED PERSONS.  Custodian may rely upon and act in accordance
           ------------------
with any notice, confirmation, instruction or other communication received by it from the Fund which is reasonably believed by Custodian to have been given or signed on behalf of the Fund by one of the Authorized Persons designated by the Fund in Exhibit A hereto, as it may from time to time be revised. The Fund may revise Exhibit A hereto at any time by notice in writing to Custodian given in accordance with Article XV below, but no revision of Exhibit A hereto shall be effective until Custodian actually receives such notice.

     14.2  INVESTMENT ADVISERS.  Custodian may also act in accordance with any
           -------------------
Written or Oral Instructions which are reasonably believed by Custodian to have been given or signed by one of the persons designated from time to time by any of the investment advisers of the Fund specified in Exhibit B hereto (if any) as it may from time to time be revised. The Fund may revise Exhibit B hereto at any time by notice in writing to Custodian given in accordance with Article XV below, and each investment adviser specified in Exhibit B hereto (if any) may at any time by like notice designate an Authorized Person or remove an Authorized Person previously designated by it, but no revision of Exhibit B hereto (if any) and no designation or removal by such investment adviser shall be effective until Custodian actually receives such notice.

     14.3  ORAL INSTRUCTIONS.  Custodian may rely upon and act in accordance
           -----------------
with Oral Instructions (as defined in Section 1.11 above). If Written Instructions confirming Oral Instructions are not received by Custodian prior to a transaction, it shall in no way affect the validity of the transaction authorized by such Oral Instructions or the authorization of the Fund to effect such transaction. Custodian shall incur no liability to the Fund in acting upon Oral Instructions (as defined in Section 1.11 above). To the extent such Oral Instructions vary from any confirming Written Instructions, Custodian shall advise the Fund of such variance but unless confirming Written Instructions are timely received, such Oral Instructions will govern. Either Custodian or Fund may electronically record any instructions given by telephone and any other telephone discussions with respect to the account of the Fund.

                                  ARTICLE XV
                                    NOTICES
                                    -------

     Unless otherwise specified herein, all demands, notices, instructions, and other communications to be given hereunder shall be sent, delivered or given to the recipient at the address set forth after its name hereinbelow:

           IF TO THE FUND:

           Large Cap Value Portfolio - The Bear Stearns Funds
           245 Park Avenue
           New York, New York 10167
           Attention: Frank J. Maresca
                      ----------------
           Telephone: (212) 272-2093
           Facsimile: (212) 272-3098


           IF TO CUSTODIAN:

           Custodial Trust Company
           101 Carnegie Center
           Princeton, New Jersey 08540-6231
           Attention: Vice President - Trust Operations
                      ---------------------------------
           Telephone: (609) 951-2320
           Facsimile: (609) 951-2327

or at such other address as either party shall have provided to the other by notice given in accordance with this Article XV. Writing shall include transmissions by or through teletype, facsimile, central processing unit connection, on-line terminal and magnetic tape.

                                  ARTICLE XVI
                                  TERMINATION
                                  -----------

     Either party hereto may terminate this Agreement by giving to the other party a notice in writing specifying the date of such termination, which shall be not less than sixty (60) days after the date of the giving of such notice. Upon the date set forth in such notice this Agreement shall terminate, and Custodian shall, upon receipt of a notice of acceptance by the successor custodian, on that date (a) deliver directly to the successor custodian or its agents all Securities (other than Securities held in a Book-Entry System, Securities Depository or Foreign Securities Depository) and cash then owned by the Fund and held by Custodian as custodian, and (b) transfer any Securities held in a Book-Entry System, Securities Depository or Foreign Securities Depository to an account of or for the benefit of the Fund, provided that the Fund shall have paid to Custodian all fees, expenses and other amounts to the payment or reimbursement of which it shall then be entitled.

                                  ARTICLE XVII
                                 MISCELLANEOUS
                                 -------------


     17.1  BUSINESS DAYS. Nothing contained in this Agreement shall require
           -------------
Custodian to perform any function or duties on a day other than a Business Day.

     17.2  GOVERNING LAW.  This Agreement shall be governed by and construed in
           -------------
accordance with the laws of the State of New York, without regard to the conflict of law principles thereof.

     17.3  REFERENCES TO CUSTODIAN. The Fund shall not circulate any printed
           -----------------------
matter which contains any reference to Custodian without the prior written approval of Custodian, excepting printed matter contained in the prospectus or statement of additional information for the Fund and such other printed matter as merely identifies Custodian as custodian for the Fund. The Fund shall submit printed matter requiring approval to Custodian in draft form, allowing sufficient time for review by Custodian and its counsel prior to any deadline for printing.

     17.4  NO WAIVER.  No failure by either party hereto to exercise, and no
           ---------
delay by such party in exercising, any right hereunder shall operate as a waiver thereof. The exercise by either party hereto of any right hereunder shall not preclude the exercise of any other right, and the remedies provided herein are cumulative and not exclusive of any remedies provided at law or in equity.

     17.5  AMENDMENTS.  This Agreement cannot be changed orally and no amendment
           ----------
to this Agreement shall be effective unless evidenced by an instrument in writing executed by the parties hereto.

     17.6  COUNTERPARTS.  This Agreement may be executed in one or more
           ------------
counterparts, and by the parties hereto on separate counterparts, each of which shall be deemed an original but all of which together shall constitute but one and the same instrument.

     17.7  SEVERABILITY.  If any provision of this Agreement shall be invalid,
           ------------
illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions shall not be affected or impaired thereby.

     17.8  SUCCESSORS AND ASSIGNS.  This Agreement shall be binding upon and
           ----------------------
shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by
             --------  -------
either party hereto without the written consent of the other party. Any purported assignment in violation of this Section 17.8 shall be void.

     17.9  HEADINGS.  The headings of sections in this Agreement are for
           --------
convenience of reference only and shall not affect the meaning or construction of any provision of this Agreement.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its representative thereunto duly authorized, all as of the day and year first above written.


LARGE CAP VALUE PORTFOLIO -                       CUSTODIAL TRUST COMPANY
THE BEAR STEARNS FUNDS



By /s/ Frank J. Maresca                           By /s/ Ronald D. Watson
   -----------------------                           -----------------------
   Authorized Officer                                Authorized Officer

                                   EXHIBIT A
                                   ---------

                AUTHORIZED PERSONS WITH ACCESS TO INVESTMENTS/*/


     Set forth below are the names of the persons, whose specimen signatures are on file with the Custodian, authorized by the Board of Trustees of The Bear Stearns Funds to have access to the Large Cap Portfolio's (the "Fund") investments.


 Name
 ----

 Neil T. Eigen

 Richard S. Rosen

 Frank J. Maresca

 Vincent L. Pereira

 Eileen M. Coyle



_____________________
/*/Nothing herein shall prohibit any person designated as an Authorized Person from giving Oral Instructions or Written Instructions to the Custodian, so long as it does not result in delivery of or access to securities and similar investments of the Fund by such person.

                                   EXHIBIT B
                                   ---------


                              INVESTMENT ADVISERS

                       Bear Stearns Funds Management Inc.

                                   EXHIBIT C
                                   ---------


                      CUSTODY FEES AND TRANSACTION CHARGES



     DOMESTIC FEES.  The Fund shall pay Custodian the following fees and charges
     -------------
for assets in the United States ("Domestic Assets") and transactions in the United States, all such fees and charges to be payable monthly:

     (1) an annual fee of the greater of 0.015% (one and one-half basis points) per annum of the value of the Domestic Assets in the Custody Account or $5,000, such fee to be payable monthly based upon the total market value of such Domestic Assets as determined on the last Business Day of the month for which such fee is charged;

     (2) a transaction charge of $18 for each buy, sell or redemption transaction executed in the Custody Account with respect to such Domestic Assets as are book-entry Securities (but not for any such buy or sell in a repurchase transaction representing a cash sweep investment for the Fund's account or the investment by the Fund of collateral for a loan of Securities);

     (3) a transaction charge of $50 for each receipt or delivery into or from the Custody Account of such Domestic Assets as are Securities in physical form;

     (4) a transaction charge for each repurchase transaction in the Custody Account which represents a cash sweep investment for the Fund's account, computed at a rate of 0.10% (ten basis points) per annum on the amount of the purchase price paid or received by the Fund in such repurchase transaction;

     (5)  a charge of $10 for each funds transfer; and

     (6) a service charge for each holding of Domestic Assets consisting of Securities or other property sold by way of private placement or in such other manner as to require services by Custodian which in the reasonable judgment of Custodian are materially in excess of those ordinarily required for the holding of publicly traded Securities in the United States.

     INTERNATIONAL FEES.  The Fund shall pay Custodian fees for assets outside
     ------------------
the United States ("Foreign Assets") and transaction charges and other charges (including, without limitation, charges for funds transfers, tax reclaims, and foreign exchange services) outside the United States, all such fees and charges to be payable monthly, according to a schedule of such fees and charges specific to each country in which Foreign Assets are held, such schedule to be provided from time to time upon request.

     Fees shall be based upon the total market value of the applicable Foreign Assets as determined on the last Business Day of the month for which such fees are charged.

                                   EXHIBIT D
                                   ---------


                        APPROVED FOREIGN SUB-CUSTODIANS



Foreign Sub-custodian         Country(ies)      Securities Depositories
---------------------         ------------      -----------------------

                                 (See Attached)

                                 CITIBANK, N.A.
                       SEC RULE 17F-5 INFORMATION PACKAGE
                                  AUGUST 1994

          SECTION 2:  OVERVIEW OF FOREIGN SUBCUSTODIANS & DEPOSITORIES


SECTION 2:
OVERVIEW OF CITIBANK'S
FOREIGN SUBCUSTODIAN AND
DEPOSITORY ARRANGEMENTS

                                                                   Colombia:      Cititrust Colombia S.A.
                                                                                  Carrera 9A, No. 99-02,
                                                                                  Bogota, Colombia
2-01.0 SUBCUSTODIAN NETWORK

Argentina:         Citibank, N.A. (Argentina)                      Denmark:       Den Danske Bank
                   Bartolome Mitre 502/30                                         2-12 Holmens Kanal
                   1036 Buenos Aires, Argentina                                   DK-1092 Copenhagen K.
                                                                                  Denmark

Australia:         Citicorp Nominees Pty. Ltd.                     Finland:       Kansallis-Osake-Pankki
                   101 Collins Street                                             Aleksanterinkatu 42
                   Melbourne, VIC 3000 Australia                                  00100 Helsinki, Finland

Austria:           Citibank (Austria) A.G.                         France:        Citibank S.A. (France)
                   Postfach 90                                                    Cedex 36
                   Lothringerstrasse 7                                            92073 Paris la Defense, France
                   A-1015 Vienna, Austria
                                                                                  Banque Paribas
Belgium:           Generale Bank                                                  3 Rue D'Antim
                   Montagne du Parc 3                                             75002 Paris, France
                   1000 Brussels, Belgium

Brazil:            Citibank, N.A. (Brazil)                         Germany:       Citibank Aktiengesellschaft
                   Avenida Paulista 1111                                          Neue Mainzer Str. 75,
                   Sao Paulo, Brazil                                              60311, Frankfurt/Main,
                                                                                  Germany

Canada:            Citibank Canada                                 Greece:        Citibank, N.A. (Greece)
                   123 Front Street West                                          Athens Branch
                   Toronto, Ontario                                               Othonos 8
                   M5J2M3, Canada                                                 Athens 10557, Greece

Chile:             Citibank, N.A. (Chile)                          Hong Kong:     Citibank, N.A. (Hong Kong)
                   Ahumada 40                                                     Citicorp Tower
                   Santiago, Chile                                                Citicorp Plaza
                                                                                  3 Garden Road
                                                                                  Central, Hong Kong

China:             Citibank, N.A. (Hong Kong)                      Hungary:       Citibank Budapest Rt.
                   c/o Citibank, N.A.,                                            1052 Budapest V19-21.
                   Hong Kong, Citicorp Tower,                                     Vaci Utca
                   Citicorp Plaza, 3 Garden Road,                                 Hungary
                   Central, Hong Kong

India:             Citibank, N.A. (India)                          New Zealand:   Citibank Nominees (New
                   Sakhar Bhavan                                                  Zealand) Ltd.
                   230 Backbay Reclamation                                        23 Customs Street East
                   Nariman Point                                                  Auckland 1, New Zealand
                   Bombay 400 021

Indonesia:         Citibank, N.A. (Jakarta)
                   Jalan Jend. Sudirman No. 1                      Norway:        Christiania Bank
                   Jakarta 12910, Indonesia                                       P.O. Box 1166 Sentrum
                                                                                  0107 Oslo 1, Norway
Ireland:           Citibank, N.A. (Ireland)
                   IFSC House, Custom House                        Pakistan:      Citibank, N.A. (Pakistan)
                   Quay, Dublin 2                                                 P.O. Box 4889
                   Ireland                                                        11 Chundrigar Road
                                                                                  Karachi 74200
Italy:             Citibank, N.A. (Italy)                                         Pakistan
                   Foro Buonaparte N. 16
                   Casella Postale 10932
                   20121 Milan, Italy

Japan:             Citibank, N.A. (Japan)                          Peru:          Citibank, N.A. (Lima)
                   Citicorp Center,                                               Av. Camino Real 456,
                   2-314 Higashi Shinagawa,                                       Torre Real 5t 0 Piso,
                   Shinagawa - ku,                                                Lima 27
                   Tokyo, Japan                                                   Peru

Jordan:            Citibank, N.A. (Jordan)                         Philippines:   Citibank, N.A. (Philippines)
                   3rd Circle                                                     Citibank Center
                   Jordan Insurance Building                                      8741 Paseo de Roxas
                   Prince Mohammad Street                                         Makati Metro
                   Amman, Jordan                                                  Manila, Philippines

Korea:             Citibank, N.A. (Korea)                          Poland:        Citibank Poland S.A.
                   89-29 Shinmun-Ro,                                              Sentorska 12,
                   Chongro-ku                                                     00-082 Warsaw,
                   Seoul, Korea                                                   Poland

Luxembourg:        Cedel S.A.                                      Portugal:      Citibank Portugal S.A.
                   67 Boulevard                                                   Rua Barat, Salgueiro 30,
                   Grande-Duchesse Charlotte                                      4th floor, 1200 Lisbon,
                   L-1010, Luxembourg                                             Portugal

Malaysia:          Citibank Berhad                                 Puerto Rico:   Citibank, N.A.
                   28-30 Medan Pasar                                              252 Ponce De Leon Avenue
                   50050 Kuala Lumpur, Malaysia                                   San Juan, Puerto Rico 00936

Mexico:            Citibank, N.A. (Mexico)                         Singapore:     Citibank, N.A. (Singapore)
                   Paseo de la Reforma 390                                        UIC Building #01-00
                   Mexico City DF, 06695 Mexico                                   5 Shenton Way
                                                                                  Singapore 0106
Netherlands:       Citibank, N.A. (Netherlands)
                   "Europlaza",                                    South Africa:  First National Bank
                   Hoogoorddreef 54 B,                                            Mezzanine floor,
                   1101 BE Amsterdam z.o.,                                        3 First Place,
                   The Netherlands                                                Post Box 7713
                                                                                  Johannesburg, 2000
                                                                                  South Africa

Spain:             Citibank, N.A. (Spain)
                   Jose Ortega Y Gasset 29
                   28006 Madrid, Spain

Sri Lanka:         Citibank, N.A. (Sri Lanka)
                   67 Dharmapala Mawatha
                   P.O. Box 888
                   Colombo 7, Sri Lanka

Sweden:            Skandinaviska Enskilda Banken
                   Sergels Torg 2
                   Stockholm, Sweden

Switzerland:       Citibank (Switzerland)
                   Bahnhofstrass 63,
                   Post Office Box 24
                   8021 Zurich, Switzerland

Taiwan:            Citibank, N.A. (Taiwan)
                   Taipei Branch
                   No. 52 Ming Sheng East Road
                   Sec. 4
                   Taipei, Taiwan

Thailand:          Citibank, N.A. (Thailand)
                   127 South Sathom Road
                   Bangkok 10120, Thailand

Turkey:            Citibank, N.A. (Turkey)
                   Buyukedere Caddesi,
                   No. 100, Eseutepe 80280
                   Istanbul, Turkey

United Kingdom:    Citibank, N.A.
                   25 Molesworth St,
                   Lewisham, London SE 13 7EX
                   United Kingdom

                   The First National Bank of
                   Chicago
                   27 Leadenhall Street
                   London EC3A 1AA, England

Uruguay:           Citibank, N.A. (Uruguay)
                   Cerrito 455
                   P.O. Box 690
                   Montevideo
                   Uruguay

Venezuela:         Citibank, N.A. (Caracas)
                   Carmelitas a Altagracia
                   Edificio Citibank
                   Caracas 1010, Venezuela

2-01.1    STATUS AND SHAREHOLDERS' EQUITY

COUNTRY         SUBCUSTODIAN                                 STATUS         SHAREHOLDERS'
                                                                               EQUITY
Argentina       Citibank, N.A.                               Branch         NA

Australia       Citicorp Nominees Pty. Ltd.                  Subsidiary     SEC Exemption

Austria         Citibank (Austria) A.G.                      Subsidiary     SEC Exemption

Belgium         Generale Bank                                Correspondent  US$ 2,260 MM

Brazil          Citibank, N.A.                               Branch         NA

Canada          Citibank Canada                              Subsidiary     US$ 299.9 MM

Chile           Citibank, N.A.                               Branch         NA

China           Citibank, N.A.                               Branch         NA

Colombia        Cititrust Colombia S.A.                      Subsidiary     SEC Exemption
                Sociedad Fiduciary

Denmark         Den Danske Bank                              Correspondent  US$ 2,975 MM

Finland         Kansallis-Osake-Pankki                       Correspondent  US$ 1,325 MM

France          Citibank S.A.                                Subsidiary     SEC Exemption

France          Banque Paribas                               Correspondent  US$ 2,998 MM

Germany         Citibank Aktiengesellschaft                  Subsidiary     US$ 298 MM

Greece          Citibank, N.A.                               Branch         NA

Hong Kong       Citibank, N.A.                               Branch         NA

Hungary         Citibank Budapest Rt.                        Subsidiary     SEC Exemption

India           Citibank, N.A.                               Branch         NA

Indonesia       Citibank, N.A.                               Branch         NA

Ireland         Citibank, N.A.                               Branch         NA

Italy           Citibank, N.A.                               Branch         NA

Japan           Citibank, N.A.                               Branch         NA

Jordan          Citibank, N.A.                               Branch         NA

Korea           Citibank, N.A.                               Branch         NA

Luxembourg      Cedel S.A.                                   Depository     NA

Malaysia        Citibank Berhad                              Subsidiary     US$ 145MM

Mexico          Citibank, N.A.                               Branch         NA

Netherlands     Citibank, N.A.                               Branch         NA

New Zealand     Citibank Nominees (NZ) Ltd.                  Subsidiary     SEC Exemption

Norway          Christiania Bank                             Correspondent  US$ 512MM

Pakistan        Citibank, N.A.                               Branch         NA

Peru            Citibank, N.A.                               Branch         NA

Philippines     Citibank, N.A.                               Branch         NA

Poland          Citibank Poland S.A.                         Subsidiary     SEC Exemption

Portugal        Citibank Portugal S.A.                       Subsidiary     SEC Exemption

Singapore       Citibank, N.A.                               Branch         NA

South Africa    First National Bank of Southern Africa Ltd.  Correspondent  US$ 620MM

Spain           Citibank, N.A.                               Branch         NA

Sri Lanka       Citibank, N.A.                               Branch         NA

Sweden          Skandinaviska Enskilda Banken                Correspondent  US$ 669MM

Switzerland     Citibank (Switzerland)                       Affiliate      US$ 198MM

Taiwan          Citibank, N.A.                               Branch         NA

Thailand        Citibank, N.A.                               Branch         NA

Turkey          Citibank, N.A.                               Branch         NA

U.K.            Citibank, N.A.                               Branch         NA

Uruguay         Citibank, N.A.                               Branch         NA

Venezuela       Citibank, N.A.                               Branch         NA

2-02.0  DEPOSITORIES

Argentina:               Caja de Valores ("CDV")                 Finland:                Central Share Registry
                                                                                         The Helsinki Money Market Center

Australia:               The Reserve Bank Information            France:                 Societe Interprofessionnelle
                         and Transfer System ("RITS")                                    pour la Compensation de
                                                                                         Valeurs Mobilieres
                         Austraclear                                                     ("SICOVAM")

Austria:                 Wertpapiersammelbank                                            Banque de France
                         bei der Oesterreichische
                         Kontrollbank ("OEKB/WSB")               Germany:                Deutscher Kassenverein A.G.
                                                                                         ("DKV")
Belgium:                 Caisse Interprofessionelle
                         de Depots et de Virements               Greece:                 Central Securities Depository,
                         de Titres S.A. ("CIK")                                          S.A. ("CSD")

                         Banque Nationale                        Hong Kong:              Central Clearing and
                         de Belgique ("BNB")                                             Settlement System
                                                                                         ("CCASS")
Brazil:                  BOVESPA's Registered
                         Shares Fungible Custody                 Hungary:                The Central Depository and
                         ("BOVESPA")                                                     Clearing House ("CDCH")

Canada:                  The Canadian Depository for             Ireland:                Gilt Settlement Office ("GSO")
                         Securities Limited ("CDS")

                                                                 Italy:                  Monte Titoli Instituto per la
China:                   The Shanghai Securities                                         Custodia e l'Amministrazione
                         Central Clearing and                                            Accentrata di Valori Mibiliar
                         Registration Corporation                                        ("Monte Titoli")
                         ("SSCCRC")
                                                                                        The Bank of Italy
                         The Shenzhen Securities
                         Registrars Co. Ltd. - registrar         Japan:                 Japan Securities Depository
                         for three banks forming a                                      Center ("JASDEC")
                         decentralized depository
                         structure                                                      The Bank of Japan ("BOJ")

Denmark:                 Vaerdipapircentralen ("VP")             Korea:                 The Korea Securities
                                                                                        Depository ("KSD")

Luxembourg:              CEDEL, S.A.

Malaysia:                Malaysian Central
                         Depository Sdn. Bhd.
                         ("MCD")

Mexico:                  Instituto para el Deposito de
                         Valores ("S.D. Indeval")

Netherlands:             Nederlands Centraal Instituut
                         voor Giraal Effectenverkeer
                         B.V. ("Necigef")

New Zealand:             Austraclear

Norway:                  The Norwegian Registry of
                         Securities -
                         Verdipapirsentralen ("VPS")

Peru:                    Caja de Valores ("CAVAL")

Poland:                  The National Depository of Securities
                         (Krajowy Depozyt Papierow Wartosciowych)

Portugal:                Central de Registo e Valores Mobiliarios

Singapore:               Central Depository (PTE) Ltd.

South Africa:            The Central Depository (Pty) Ltd.

Spain:                   Servico de Compensacion y
                         Liquidacion de Valores ("SCLV")

Sri Lanka:               Central Depository System (Pvt) Limited

Sweden:                  Vardepapperscentralen VPC AB ("VPC")

Switzerland:             Schwerzerische Effekten-Giro AG ("SEGA")

Taiwan:                  Taiwan Securities Central
                         Depository Co., Ltd. ("TSCD")

Thailand:                Share Depository Center ("SDC")

Turkey:                  Istanbul Stock Exchange Settlement
                         and Custody Company Inc.

United Kingdom:          Central Gilts Office ("CGO")

                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK
                             GLOBAL CUSTODY NETWORK

                              START                                                   DEPOSITORY IN ADDITION TO THE CENTRAL BANK,
COUNTRY                       DATE             SUBCUSTODIAN                           IF APPLICABLE.
Argentina                     1991             Morgan Guaranty Trust Co. of           Caja de Valores
                                               N.Y. - Buenos Aires
                                               Office

Australia                     1982             ANZ Banking Group                      Austraclear

Austria                       1988             Creditanstalt-Bankverein               OeKB-WSB (Wertpapiersammelbank bei der
                                                                                      Oesterreichischen
                                                                                      Kontrollbank AG)

Belgium                       1977             Morgan Guaranty Trust Co. of           CIK (Caisse Interprofessionnelle de
                                               N.Y. - Brussels Office                 Depots et de Virements de Titres)

                                               Euroclear Clearance
                                               System Limited

Brazil                        1991             Morgan Guaranty Trust Co. of           BOVESPA (Bolsa de Valores de Sao Paolo;
                                               N.Y. - Sao Paulo Office  equities)
                                                                                      BVRJ (Bolsa de Valores
                                                                                      de Rio de Janeiro,
                                                                                      equities)

                                                                                      CETIP (Central de
                                                                                      Custodia e Liquidacao
                                                                                      Financeira de Titulos;
                                                                                      corporate bonds)

                                                                                      SELEC (Sistema Especial
                                                                                      de Liquidacao e
                                                                                      Custodia; gov't
                                                                                      securities)

Canada                        1978             Canadian Imperial Bank of              CDS (Canadian Depository for
                                               Securities)                            Commerce

Chile                         1993             Citibank, N.A.

People's Republic             1992             Hongkong and Shanghai Banking
of China-                                      Corporation
Shanghai and
Shenzhen

Czech Republic                1994             Ceskoslovenska Obchodni Banka, A.S.

Denmark                       1985             Den Danske Bank                        VP (Vaerdipapircentralen; Danish
                                                                                      Securities Centre)

Finland                       1985             Union Bank of Finland

France                        1977             Morgan Guaranty Trust Co. of           SICOVAM (Societe Interprofessionnelle Pour La
                                               N.Y. - Paris Office                    Compensation des Valeurs Mobilieres)

Germany                       1977             Morgan Guaranty Trust Co. of           DKV (Deutscher Kassenverein)
                                                                                      N.Y. - Frankfurt Office

Greece                        1989              National Bank of Greece S.A.

Hong Kong                     1978              Hongkong and Shanghai Banking          CCASS (Central Clearing and Settlement
                                                Corporation                            System)

Hungary                       1993              Citibank N.A.

India                         1993              Hongkong and Shanghai Banking
                                                Corporation

Indonesia                     1990              Hongkong and Shanghai Banking
                                                Corporation

Ireland                       1988              Allied Irish Banks PLC

Israel                        1994              Bank Leumi LE                          TASE (Tel Aviv Stock Exchange)
                                                                                             Clearing House Ltd.

Italy                         1977              Morgan Guaranty Trust Co. of N.Y.      Monte Titoli S.p.A.
                                                Milan Office

Japan                         1977              The Fuji Bank, Limited                 JASDEC (Japan Securities Depository Center)

                                                                                       JSA (Japan Securities Agent)

Jordan                        1994              Citibank, N.A.

Korea                         1991              Bank of Seoul                          KSSC (Korea Securities Settlement
                                                                                       Corporation)

Luxembourg                    1992              Banque Internationale A                CEDEL (Centrale de Livraison des Valeurs
                                                Luxembourg, S.A.                       Mobilieres)

Malaysia                      1987              Hongkong and Shanghai Banking          SCANS (Securities Clearing Automated
                                                Corporation                            Network Services)

Mexico                        1990              Citibank, N.A.                         Indeval

Morocco                       1994              Banque Commerciale du Maroc

Netherlands                   1978              Bank Labouchere nv                     NECIGEF (Nederlands Centraal Instituut Voor
                                                                                       Giraal Effectenverkeer BV)

New Zealand                   1982              ANZ Banking Group Ltd.

Norway                        1978              Den Norske Bank                        VPS (Verdipapirsentralen; Norwegian
                                                                                       Registry of Securities)

Pakistan                      1994              Citibank, N.A.

Peru                          1994              Citibank, N.A.                         CAVAL (Caja de Valores)

Philippines                   1990              Hongkong and Shanghai Banking
                                                Corporation

Poland                        1993              Bank Handlowy

Portugal                      1988              Banco Espirito Santo E
                                                Comercial de Lisboa

Singapore                     1988              Development Bank of Singapore          (CDP) Central Depository Pte

South Africa                  1993              First National Bank of Southern
                                                Africa

Spain                         1977              Morgan Guaranty Trust Co. of
                                                N.Y. - Madrid Office

Sri Lanka                     1992              Hongkong and Shanghai Banking
                                                Corporation

Sweden                        1985              Skandinaviska Enskilda Banken          VPC (Vaerdepappercentralen; Securities
                                                                                       Register Centre)

Switzerland                   1977              Bank Leu                               SEGA (Schweizerische Effekten - Giro
                                                                                       AG)

Taiwan                        1992              Hongkong and Shanghai Banking
                                                Corporation

Thailand                      1988              Hongkong and Shanghai Banking
                                                Corporation

Turkey                        1990              Citibank, N.A.                         Istanbul Stock Exchange Settlement and
                                                Ottoman Bank                           Custody Company, Inc. (I.M.K.B. Takas ve
                                                                                       Saklama A.S.)

United Kingdom                1977              Morgan Guaranty Trust Co. of N.Y.      TALISMAN (Transfer, Accounting and
                                                London Office                          Lodgement for Investors, Stock Management
                                                                                       for Jobbers)
                                                                                       CGO (Central Gilts Office)
                                                                                       CMS (Central Money Market Office)

United States of              1977              Morgan Guaranty Trust Co. of           The Federal Reserve Bank of New York
America                                         N.Y.                                   The Depository Trust Co.
                                                                                       The Participants Trust Co.

Venezuela                     1991              Citibank, N.A.

                                                                     EXHIBIT (8)

                               CUSTODY AGREEMENT



     This AGREEMENT, dated as of February 22, 1995, by and between SMALL CAP VALUE PORTFOLIO (the "Fund"), a portfolio of The Bear Stearns Funds (the "Company"), an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts, and CUSTODIAL TRUST COMPANY, a bank organized and existing under the laws of the State of New Jersey (the "Custodian").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Fund desires that its Securities, cash and other assets be held and administered by Custodian pursuant to this Agreement;

     WHEREAS, the Fund is an investment portfolio represented by a series of Shares constituting part of the capital stock of the Company, an open-end management investment company registered under the 1940 Act (as hereinafter defined);

     WHEREAS, Custodian represents that it is a bank having the qualifications prescribed in Section 26(a)(i) of the 1940 Act;

     NOW, THEREFORE, in consideration of the mutual agreements herein made, the Fund and Custodian hereby agree as follows:

                                   ARTICLE I
                                  DEFINITIONS
                                  -----------


     Whenever used in this Agreement, the following terms, unless the context otherwise requires, shall mean:

     1.1  "AUTHORIZED PERSON" means any Officer or other person duly authorized
           -----------------
by resolution of the Board of Directors to give Oral Instructions and Written Instructions on behalf of the Fund and identified, by name or by office, in Exhibit A hereto or any person duly designated to do so by an investment adviser of the Fund specified by the Fund in Exhibit B hereto.

     1.2   "BOARD OF DIRECTORS" means the Board of Trustees of the Fund or, when
            ------------------
permitted under the 1940 Act, the Executive Committee thereof, if any.

     1.3   "BOOK-ENTRY SYSTEM" means a book-entry system maintained by a Federal
            -----------------
Reserve bank as provided for in Subpart O of Treasury Circular No. 300, 31 CFR 306, in Subpart B of 31 CFR Part 350, or in such other book-entry regulations of federal agencies as are substantially in the form of such Subpart O.

     1.4   "BUSINESS DAY" means any day recognized as a  settlement day by The
            ------------
New York Stock Exchange, Inc. and on which banks in the State of New Jersey are open for business.

     1.5   "CUSTODY ACCOUNT" means the account in the name of the Fund, which is
            ---------------
provided for in Section 3.2 below.

     1.6   "ELIGIBLE FOREIGN CUSTODIAN" means any banking institution, trust
            --------------------------
company or other entity organized under the laws of a country other than the United States which is eligible under Rule 17f-5 under the 1940 Act to act as a sub-custodian for Foreign Securities and other assets of the Fund held outside the United States.

     1.7   "FOREIGN SECURITIES" means Securities as defined in paragraph (c)(1)
            ------------------
of Rule 17f-5 under the 1940 Act.

     1.8   "FOREIGN SECURITIES DEPOSITORY" means a securities depository or
            -----------------------------
clearing agency as defined in subparagraphs (c)(2)(iii) or (iv) of Rule 17f-5 under the 1940 Act.

     1.9   "1940 ACT" means the Investment Company Act of 1940, as amended.
            --------

     1.10  "OFFICER" means the President, any Vice President, the Secretary, any
            -------
Assistant Secretary, the Treasurer, or any Assistant Treasurer of the Fund.

     1.11  "ORAL INSTRUCTIONS" means instructions orally transmitted to and
            -----------------
accepted by Custodian which are (a) reasonably believed by Custodian to have been given by an Authorized Person, (b) recorded and kept among the records of Custodian made in the ordinary course of business, and (c) orally confirmed by Custodian.

     1.12  "PROPER INSTRUCTIONS" means Oral Instructions or Written
            -------------------
Instructions. Proper Instructions may be continuing Written Instructions when deemed appropriate by both parties.

     1.13  "SECURITIES" includes, without limitation, common and preferred
            ----------
stocks, bonds, call options, put options, debentures, notes, bank certificates of deposit, forward contracts, futures contracts (including those related to indexes), options on futures contracts or indexes, bankers' acceptances, mortgage-backed securities or other obligations, and any certificates, receipts, warrants or other instruments or documents representing rights to receive, purchase or subscribe for the same, or evidencing or representing any other rights or interests therein, or any similar property or assets that Custodian has the facilities to clear and to service.

     1.14  "SECURITIES DEPOSITORY" means The Depository Trust Company and
            ---------------------
(provided that Custodian has received a copy of a resolution of the Board of Directors of the Fund, certified by an Officer, specifically approving the use thereof as a depository for the Fund) any other clearing agency registered with the Securities and Exchange Commission under
Section 17A of the Securities Exchange Act of 1934 (the "1934 Act"), which acts as a system for the central handling and deposit of Securities where all Securities of any particular class or series of an issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of the Securities.

     1.15  "SHARES" means the shares into which the capital stock of the Fund is
            ------
divided.

     1.16  "WRITTEN INSTRUCTIONS" means (a) written communications received by
            --------------------
Custodian and signed by two persons reasonably believed by Custodian to be Authorized Persons, or (b) communications by telex or any other such system from two persons reasonably believed by Custodian to be Authorized Persons, or (c) communications between electro-mechanical or electronic devices.

                                   ARTICLE II
                            APPOINTMENT OF CUSTODIAN
                            ------------------------


     2.1   APPOINTMENT.  The Fund hereby appoints Custodian as custodian of all
           -----------
such Securities, cash and other assets as may be acceptable to Custodian and from time to time delivered to it by the Fund or others for the account of the Fund.

     2.2   ACCEPTANCE.  Custodian hereby accepts appointment as such custodian
           ----------
and agrees to perform the duties thereof as hereinafter set forth.

                                 ARTICLE III
                         CUSTODY OF CASH AND SECURITIES
                         ------------------------------


     3.1   SEGREGATION.  All Securities and non-cash property of the Fund in the
           -----------
possession of Custodian (other than Securities maintained by Custodian in a Securities Depository or Book-Entry System) shall be physically segregated from other Securities and non-cash property in the possession of Custodian and shall be identified as belonging to the Fund.

     3.2   CUSTODY ACCOUNT.  (a)  Custodian shall open and maintain in its trust
           ---------------
department a custody account in the name of the Fund, subject only to draft or order of Custodian, in which Custodian shall enter and carry all Securities, cash and other assets of the Fund which are delivered to Custodian and accepted by it. Custodian shall not be under any duty or obligation to require the Fund to deliver to it any Securities or funds owned by the Fund and shall have no responsibility or liability for or on account of Securities or funds not so delivered.

          (b) If Custodian at any time fails to receive any of the documents referred to in Section 3.5(a) below, then, until such time as it receives such document, it shall not be obligated to receive any Securities of the Fund into the Custody Account and shall be entitled to return to the Fund any Securities of the Fund that it is holding.

           (c) Custodian may, but shall not be obligated to, hold Securities that may be held only in physical form.

          (d) Custodian is authorized to disclose the name, address and securities positions of the Fund to the issuers of such securities when requested by them to do so.

     3.3  APPOINTMENT OF AGENTS.  (a) Custodian may employ suitable agents,
          ---------------------
which may include affiliates of Custodian, such as Bear, Stearns & Co. Inc. or Bear, Stearns Securities Corp., both of which are registered broker-dealers.
The appointment of any agent pursuant to this Section 3.3(a) shall not relieve Custodian of any of its obligations or liabilities under this Agreement. However, no Book-Entry System, Securities Depository, Foreign Securities Depository or other securities depository or clearing agency (whether foreign or domestic) which it is or may become standard market practice to use for the comparison and settlement of trades in securities shall be an agent or sub-contractor of Custodian for purposes of this Section 3.3(a) or otherwise.

          (b) In its discretion, Custodian may appoint, and at any time remove, any domestic bank or trust company which is qualified to act as a custodian under the 1940 Act as sub-custodian to hold Securities and cash of the Fund and to carry out such other provisions of this Agreement as it may determine, and may also open and maintain one or more banking accounts with such a bank or trust company (any such accounts to be in the name of Custodian and subject only to its draft or order), provided, however, that the appointment of any such agent or opening and maintenance of any such accounts shall be at Custodian's expense and shall not relieve Custodian of any of its obligations or liabilities under this Agreement.

          (c) Upon receipt of Written Instructions to do so and at the Fund's expense, Custodian shall appoint as sub-custodian such domestic bank or trust company as is named therein, provided that (i) such bank or trust company is qualified to act as a custodian under the 1940 Act, and (ii) notwithstanding anything to the contrary in Section 7.1 below or elsewhere in this Agreement, Custodian shall have no greater liability to the Fund for the actions or omissions of any such sub-custodian than any such sub-custodian has to Custodian, and Custodian shall not be required to discharge any such liability which may be imposed on it unless and until such sub-custodian has effectively indemnified Custodian against it or has otherwise discharged its liability to Custodian in full.

     3.4   DELIVERY OF ASSETS TO CUSTODIAN.  The Fund shall deliver to Custodian
           -------------------------------
the Fund's Securities, cash and other assets, which are acceptable to Custodian, including (a) payments of income, payments of principal and capital distributions received by the Fund with respect to such Securities, cash or other assets owned by the Fund at any time during the term of this Agreement, and (b) cash received by the Fund for the issuance, at any time during such term, of Shares. Custodian shall not be responsible for such Securities, cash or other assets until actually received by it.

     3.5   SECURITIES DEPOSITORIES AND BOOK-ENTRY SYSTEMS.  Custodian may
           ----------------------------------------------
deposit and/or maintain Securities of the Fund in a Securities Depository or in a Book-Entry System, subject to the following provisions:

          (a) Prior to a deposit of Securities of the Fund in any Securities Depository or Book-Entry System, the Fund shall deliver to Custodian a resolution of the Board of Directors of the Fund, certified by an Officer, authorizing and instructing Custodian (and any sub-custodian appointed pursuant to Section 3.3 above) on an on-going basis to deposit in such Securities Depository or Book-Entry System all Securities eligible for deposit therein and to make use of such Securities Depository or Book-Entry System to the extent possible and practical in connection with its performance hereunder (or under the applicable sub-custody agreement in the case of such sub-custodian), including, without limitation, in connection with settlements of purchases and sales of Securities, loans of Securities, and deliveries and returns of collateral consisting of Securities.

          (b) Securities of the Fund kept in a Book-Entry System or Securities Depository shall be kept in an account ("Depository Account") of Custodian in such Book-Entry System or Securities Depository which includes only assets held by Custodian as a fiduciary, custodian or otherwise for customers.

          (c) The records of Custodian with respect to Securities of the Fund maintained in a Book-Entry System or Securities Depository shall at all times identify such Securities as belonging to the Fund.

          (d) If Securities purchased by the Fund are to be held in a Book-Entry System or Securities Depository, Custodian shall pay for such Securities upon
(i) receipt of advice from the Book-Entry System or Securities Depository that such Securities have been transferred to the Depository Account, and (ii) the making of an entry on the records of Custodian to reflect such payment and transfer for the account of the Fund. If Securities sold by the Fund are held in a Book-Entry System or Securities Depository, Custodian shall transfer such Securities upon (i) receipt of advice from the Book-Entry System or Securities Depository that payment for such Securities has been transferred to the Depository Account, and (ii) the making of an entry on the records of Custodian to reflect such transfer and payment for the account of the Fund.

          (e) Custodian shall provide the Fund with copies of any report obtained by Custodian from a Book-Entry System or Securities Depository in which Securities of the Fund are kept on the internal accounting controls and procedures for safeguarding Securities deposited in such Book-Entry System or Securities Depository.

          (f) At its election, the Fund shall be subrogated to the rights of Custodian with respect to any claim against a Book-Entry System or Securities Depository or any other person for any loss or damage to the Fund arising from the use of such Book-Entry System or Securities Depository, if and to the extent that the Fund has not been made whole for any such loss or damage.

     3.6   DISBURSEMENT OF MONEYS FROM THE CUSTODY ACCOUNT.  Upon receipt of
           -----------------------------------------------
Proper Instructions, Custodian shall disburse moneys from the Custody Account, but only in the following cases:

          (a) For the purchase of Securities for the Fund but only (i) in the case of Securities (other than options on Securities, futures contracts and options on futures contracts), against the delivery to Custodian (or any sub-custodian appointed pursuant to Section 3.3 above) of such Securities registered as provided in Section 3.9 below or in proper form for transfer or, if the purchase of such Securities is effected through a Book-Entry System or Securities Depository, in accordance with the conditions set forth in Section
3.5 above; (ii) in the case of options on Securities, against delivery to Custodian (or such sub-custodian) of such receipts as are required by the customs prevailing among dealers in such options; (iii) in the case of futures contracts and options on futures contracts, against delivery to Custodian (or such sub-custodian) of evidence of title thereto in favor of the Fund, the Custodian, any such sub-custodian or any nominee referred to in Section 3.9 below; and (iv) in the case of repurchase or reverse repurchase agreements entered into by the Fund, against delivery of the purchased Securities either in certificate form or through an entry crediting Custodian's account at a Book-Entry System or Securities Depository with such Securities;

          (b) In connection with the conversion, exchange or surrender, as set forth in Section 3.7(f) below, of Securities owned by the Fund;

           (c) For the payment of any dividends or capital gain distributions declared by the Fund;

           (d) In payment of the redemption price of Shares as provided in
Article VI below;

          (e) For the payment of any expense or liability incurred by the Fund, including but not limited to the following payments for the account of the Fund: interest, taxes, administration, investment management, investment advisory, accounting, auditing, transfer agent, custodian, trustee and legal fees; and other operating expenses of the Fund; in all cases, whether or not such expenses are to be in whole or in part capitalized or treated as deferred expenses;

          (f) For transfer in accordance with the provisions of any agreement among the Fund, Custodian and a broker-dealer, relating to compliance with rules of The Options Clearing Corporation and of any registered national securities exchange (or of any similar organization or organizations) regarding escrow or other arrangements in connection with transactions by the Fund;

          (g) For transfer in accordance with the provisions of any agreement among the Fund, Custodian, and a futures commission merchant, relating to compliance with the rules of the Commodity Futures Trading Commission and/or any contract market (or any similar organization or organizations) regarding account deposits in connection with transactions by the Fund;

          (h) For the funding of any uncertificated time deposit or other interest-bearing account with any banking institution (including Custodian), but only if the payment instructions to Custodian detail specific Securities to be acquired;

          (i) For the purchase from a bank or other financial institution of loan participations, but only if Custodian has in its possession a copy of the agreement between the Fund and such bank or other financial institution with respect to the purchase of such loan participations and the payment instructions to Custodian detail specific assets to be acquired;

          (j) For the purchase and sale of foreign currencies or options to purchase and sell foreign currencies for spot and future delivery on behalf and for the account of the Fund pursuant to contracts with such banks and other financial institutions, including Custodian, any sub-custodian and any affiliate of Custodian, as principal, as are approved and authorized by the Fund, but only if the payment instructions to Custodian detail specific assets to be acquired;

          (k) For transfer to a broker-dealer registered under the 1934 Act or in accordance with the provisions of any agreement among the Fund, Custodian and such a broker-dealer as margin for a short sale of Securities;

           (l) For the payment of the amounts of dividends received with respect to Securities sold short; and

          (m) For any other proper purpose, but only upon receipt, in addition to Proper Instructions, of a copy of a resolution of the Board of Directors, certified by an Officer, specifying the amount and purpose of such payment, declaring such purpose to be a proper purpose of the Fund, and naming the person or persons to whom such payment is to be made.

     3.7   DELIVERY OF SECURITIES FROM THE CUSTODY ACCOUNT.  Upon receipt of
           -----------------------------------------------
Proper Instructions, Custodian shall release and deliver Securities of the Fund from the Custody Account but only in the following cases:

          (a) Upon the sale of Securities for the account of the Fund but, subject to Section 5.3 below, only against receipt of payment therefor in cash, by certified or cashiers' check or bank credit;

          (b) In the case of a sale effected through a Book-Entry System or Securities Depository, in accordance with the provisions of Section 3.5 above;

          (c) To an offeror's depository agent in connection with tender or other similar offers for Securities of the Fund; provided that, in any such case, the cash or other consideration is to be delivered to Custodian;

          (d) To the issuer thereof or its agent (i) for transfer into the name of the Fund or any of the nominees referred to in Section 3.9 below, or (ii) for exchange for a different number of certificates or other evidence representing the same aggregate face amount or number of units; provided that, in any such case, the new Securities are to be delivered to Custodian;

           (e) To the broker selling Securities, for examination in accordance with the "street delivery" custom;

          (f) For exchange or conversion pursuant to any plan of merger, consolidation, recapitalization, reorganization or readjustment of the issuer of such Securities, or pursuant to provisions for conversion contained in such Securities, or pursuant to any deposit agreement, including surrender or receipt of underlying Securities in connection with the issuance or cancellation of depository receipts; provided that, in any such case, the new Securities and cash, if any, are to be delivered to Custodian;

           (g) Upon receipt of payment therefor pursuant to any repurchase agreement entered into by the Fund;

          (h) In the case of warrants, rights or similar Securities, upon the exercise thereof, provided that, in any such case, the new Securities and cash, if any, are to be delivered to Custodian;

          (i) For delivery in connection with any loans of Securities pursuant to any securities loan agreement entered into by the Fund, but only against receipt of such collateral as is required under such securities loan agreement;

          (j) For delivery as security in connection with any borrowings by the Fund requiring a pledge of assets by the Fund, but only against receipt by Custodian of the amounts borrowed;

          (k) Pursuant to any authorized plan of liquidation, reorganization, merger, consolidation or recapitalization of the Fund;

          (l) For delivery in accordance with the provisions of any agreement among the Fund, Custodian and a broker-dealer, relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange (or of any similar organization or organizations) regarding escrow or other arrangements in connection with transactions by the Fund;

          (m) For delivery in accordance with the provisions of any agreement among the Fund, Custodian, and a futures commission merchant, relating to compliance with the rules of the Commodity Futures Trading Commission and/or any contract market (or any similar organization or organizations) regarding account deposits in connection with transactions by the Fund;

          (n) For delivery to a broker-dealer registered under the 1934 Act or in accordance with the provisions of any agreement among the Fund, Custodian and such a broker-dealer as margin for a short sale of Securities;

          (o) For delivery (by a Foreign Sub-custodian or an agent of Custodian) to the depository used by an issuer of American Depositary Receipts or International Depositary Receipts (hereinafter collectively referred to as "ADRs") for such Securities against a written receipt therefor adequately describing such Securities and written evidence satisfactory to the Foreign Sub-custodian or agent that the depository has acknowledged receipt of instructions to issue with respect to such Securities ADRs in the name of the Custodian, or a nominee of the Custodian, for delivery to the Custodian;

          (p) To deliver ADRs to the issuer thereof against a written receipt therefor adequately describing the ADR's delivered and written evidence satisfactory to the Custodian that the issuer of the ADRs has acknowledged the receipt of instructions to cause its depository to deliver the Securities underlying such ADRs to a Foreign Sub-custodian or agent of Custodian; or

          (q) For any other proper purpose, but only upon receipt, in addition to Proper Instructions, of a copy of a resolution of the Board of Directors, certified by an Officer, specifying the Securities to be delivered, setting forth the purpose for which such delivery is to be made, declaring such purpose to be a proper purpose of the Fund, and naming the person or persons to whom delivery of such Securities is to be made.

     3.8   ACTIONS NOT REQUIRING PROPER INSTRUCTIONS.  Unless otherwise
           -----------------------------------------
instructed by the Fund, Custodian shall with respect to all Securities held for the Fund:

          (a) Subject to Section 8.4 below, collect on a timely basis all income and other payments to which the Fund is entitled either by law or pursuant to custom in the securities business;

          (b) Subject to Section 8.4 below, collect on a timely basis the amount payable upon or with respect to all Securities and other assets which may mature or be called, redeemed, retired or otherwise become payable;

          (c) Endorse for collection, in the name of the Fund, checks, drafts and other negotiable instruments;

          (d) Surrender interim receipts or Securities in temporary form for Securities in definitive form;

          (e) Execute, as custodian, any necessary declarations or certificates of ownership under the federal income tax laws or the laws or regulations of any other taxing authority now or hereafter in effect, and prepare and submit reports to the Internal Revenue Service ("IRS") and to the Fund at such time, in such manner and containing such information as is prescribed by the IRS;

          (f) Hold for the Fund all rights and similar securities issued with respect to Securities of the Fund; and

          (g) In general, attend to all non-discretionary details in connection with the sale, exchange, substitution, purchase, transfer and other dealings with Securities and assets of the Fund.

     3.9   REGISTRATION AND TRANSFER OF SECURITIES.  All Securities held for the
           ---------------------------------------
Fund that are issuable only in bearer form shall be held by Custodian in that form, provided that any such Securities shall be held in a Book-Entry System if eligible therefor. All other Securities held for the Fund may be registered in the name of Custodian as agent, any sub-custodian appointed pursuant to Section

3.3 above, any Securities Depository, any Foreign Sub-custodian or Foreign Securities Depository (in the case of Foreign Securities), or any nominee or agent of any of them. The Fund shall furnish to Custodian appropriate instruments to enable Custodian to hold or deliver in proper form for transfer, or to register as in this Section 3.9 provided, any Securities delivered to Custodian which are registered in the name of the Fund.

     3.10  RECORDS.  (a) Custodian shall maintain complete and accurate records
           -------
with respect to Securities, cash or other property held for the Fund, including
(i) journals or other records of original entry containing an itemized daily record in detail of all receipts and deliveries of Securities and all receipts and disbursements of cash; (ii) ledgers (or other records) reflecting (A) Securities in transfer, if any, (B) Securities in physical possession, (C) monies and Securities borrowed and monies and Securities loaned (together with a record of the collateral therefor and substitutions of such collateral), (D) dividends and interest received, and (E) dividends receivable and interest accrued; and (iii) cancelled checks and bank records related thereto. Custodian shall keep such other books and records with respect to Securities, cash and other property of the Fund which is held hereunder as the Fund may reasonably request.

          (b) All such books and records maintained by Custodian shall (i) be maintained in a form acceptable to the Fund and in compliance with rules and regulations of the Securities and Exchange Commission, (ii) be the property of the Fund and at all times during the regular business hours of Custodian be made available upon request for inspection by duly authorized officers, employees or agents of the Fund and employees or agents of the Securities and Exchange Commission, and (iii) if required to be maintained by Rule 31a-1 under the 1940 Act, be preserved for the periods prescribed in Rule 31a-2 under the 1940 Act.

     3.11  REPORTS BY CUSTODIAN.  Custodian shall furnish the Fund with a daily
           --------------------
activity statement, including a summary of all transfers to or from the Custody Account, on the day following such transfers. At least monthly and from time to time, Custodian shall furnish the Fund with a detailed statement of the Securities and moneys held for the Fund under this Agreement.

     3.12  OTHER REPORTS BY CUSTODIAN.  Custodian shall provide the Fund with
           --------------------------
such reports as the Fund may reasonably request from time to time on the internal accounting controls and procedures for safeguarding Securities which are employed by Custodian or any sub-custodian appointed pursuant to Section 3.3 above.

     3.13  PROXIES AND OTHER MATERIALS.  Unless otherwise instructed by the
           ---------------------------
Fund, Custodian shall promptly deliver to the Fund (at the address set forth in Article XV below) all notices of meetings, proxies and proxy materials which it receives regarding Securities held in the Custody Account. Before delivering them to the Fund, Custodian shall cause all proxies relating to such Securities which are not registered in the name of the Fund, or a nominee thereof, to be promptly executed by the registered holder of such Securities, without indication of the manner in which such proxies are to be voted. Unless otherwise instructed by the Fund, neither Custodian nor any of its agents shall exercise any voting rights with respect to Securities held hereunder.

     3.14  INFORMATION ON CORPORATE ACTIONS.  Custodian shall promptly transmit
           --------------------------------
to the Fund (at the address set forth in Article XV below) all written information received by Custodian from issuers of Securities held in the Custody Account. With respect to tender or exchange offers for such Securities, Custodian shall promptly transmit to the Fund all written information received by it from the issuers of the Securities whose tender or exchange is sought and by the party (or its agents) making the tender or exchange offer. If the Fund desires to take action with respect to any tender offer, exchange offer or other similar transaction, the Fund shall notify Custodian (a) in the case of Foreign Securities, such number of Business Days prior to the date on which Custodian is to take such action (which number of days is in the Custodian's sole discretion) as will allow Custodian to take such action in the relevant local market in a timely fashion, and (b) in the case of all other Securities, at least five Business Days prior to the date on which Custodian is to take such action.

     3.15  CO-OPERATION. Custodian shall cooperate with and supply necessary
           ------------
information to the entity or entities appointed by the Fund to keep the books of account of the Fund and/or to compute the value of the assets of the Fund.

                                   ARTICLE IV
                            DUTIES OF CUSTODIAN WITH
                             RESPECT TO PROPERTY OF
                    THE FUND HELD OUTSIDE THE UNITED STATES
                    ---------------------------------------


     4.1   APPOINTMENT OF FOREIGN SUB-CUSTODIANS.  Custodian may appoint sub-
           -------------------------------------
custodians pursuant to Section 3.3 hereof or Eligible Foreign Custodians in accordance with Rule 17f-5 under the 1940 Act as Foreign Sub-custodians hereunder for the Fund's Securities and other assets maintained outside the United States. Upon receipt of Written Instructions from the Fund to do so, the Custodian shall cease the employment of any Foreign Sub-custodian for maintaining custody of the Fund's assets.

     4.2   ASSETS TO BE HELD.  The Custodian shall limit the Securities and
           -----------------
other assets maintained in the custody of an Eligible Foreign Custodian to: (a) Foreign Securities, and (b) cash and cash equivalents in such amounts as the Fund may determine.

     4.3   FOREIGN SECURITIES DEPOSITORIES.  Custodian or any Foreign Sub-
           -------------------------------
custodian employed by it may maintain assets of the

Fund in Foreign Securities Depositories in accordance with Rule 17f-5 under the 1940 Act.

     4.4   AGREEMENTS WITH FOREIGN SUB-CUSTODIANS.  Fund shall approve in
           --------------------------------------
writing (a) the appointment of each Foreign Sub-custodian and the agreement pursuant to which the Custodian employs such Foreign Sub-custodian and (b) for the appointment of each Eligible Foreign Custodian as a Foreign Sub-custodian, the country or countries in which such Foreign Sub-custodian is authorized to hold Securities, cash and other property of the Fund.

     4.5   APPROVED FOREIGN SUB-CUSTODIANS.  (a) Those Foreign Sub-custodians
           -------------------------------
and the countries where and the Foreign Securities Depositories through which they or the Custodian may hold Securities, cash and other property of the Fund which the Fund has approved to date are set forth on Exhibit D hereto. Exhibit D shall be amended from time to time as Foreign Sub-custodians, countries and/or Foreign Securities Depositories are changed, added or deleted. The Fund shall be responsible for informing the Custodian sufficiently in advance of a proposed investment which is to be held in a country not listed in Exhibit E in order to allow the Fund to give the approval required by Section 4.4 hereof and for Custodian to put the appropriate arrangements in place with a Foreign Sub-custodian.

          (b) If the Fund invests in a Security to be held pursuant to this Article before the foregoing procedures have been completed, such Security may be held by such agent as Custodian may select, and Custodian shall bear no liability to Fund for the actions of such agent, except to the extent Custodian shall have recovered from such agent for any damages caused to Fund by such agent.

     4.6   REPORTS BY CUSTODIAN.  Custodian shall supply to the Fund from time
           --------------------
to time, as mutually agreed upon, reports in respect of the safekeeping of the Securities and other assets of the Fund held by Foreign Sub-custodians, including, but not limited to, advices or notifications of transfers of Securities to or from the accounts maintained by Foreign Sub-custodians for the Custodian on behalf of the Fund.

     4.7   TRANSACTIONS IN FOREIGN CUSTODY ACCOUNT. (a) Upon receipt of Proper
           ---------------------------------------
Instructions given in any of the cases specified in Section 3.7 above, Custodian shall cause the Foreign Sub-custodians to transfer, exchange or deliver Foreign Securities owned by the Fund, subject to all local laws, regulations, customs, procedures and practices applicable in the relevant local market; and

          (b) Upon receipt of Proper Instructions given in any of the cases specified in Section 3.6 above, Custodian shall cause the Foreign Sub-custodians to pay out monies of the Fund, subject to all local laws, regulations, customs, procedures and practices applicable in the relevant local market.

     4.8   LIABILITY OF FOREIGN SUB-CUSTODIANS.  The agreement pursuant to which
           -----------------------------------
the Custodian employs a Foreign Sub-custodian shall require such Foreign Sub-custodian to exercise reasonable care in the performance of its duties and shall hold such Foreign sub-custodian responsible for any direct loss or damage arising out of any willful misfeasance, bad faith or negligence of such Foreign Sub-custodian in the performance of its obligations under such agreement or out of its reckless disregard of such obligations. At its election, the Fund shall be subrogated to the rights of Custodian with respect to any claims against a Foreign Sub-custodian as a consequence of any such loss or damage if and to the extent that the Fund has not been made whole for any such loss or damage.

     4.9   LIABILITY OF CUSTODIAN.  Notwithstanding anything to the contrary in
           ----------------------
Section 8.1 below or elsewhere in this Agreement, Custodian shall have no greater liability to the Fund for the actions or omissions of any Foreign Sub-custodian than any such Foreign Sub-custodian has to Custodian, and Custodian shall not be required to discharge any such liability which may be imposed on it unless and until such Foreign Sub-custodian has effectively indemnified Custodian against it or has otherwise discharged its liability to Custodian in full. Custodian shall have no liability for any loss or damage resulting from acts or omissions of any Foreign Sub-custodian arising out of or caused, directly or indirectly, by circumstances beyond such Foreign Sub-custodian's reasonable control, including, without limitation, sovereign risk, as described in Section 8.7, or "force majeure", as covered in Article X.

     4.10  MONITORING RESPONSIBILITIES.  Upon the request of the Fund, Custodian
           ---------------------------
shall annually furnish to the Fund information concerning all Foreign Sub-custodians hereunder which shall be similar in kind and scope to that furnished to the Fund in connection with the initial approval by the Fund of the agreements pursuant to which Custodian employs such Foreign Sub-custodians or as otherwise required by Rule 17f-5 under the 1940 Act.

     4.11  TAX RECLAIMS.  Upon the written request of the Fund, Custodian shall
           ------------
exercise, on behalf of the Fund, tax reclaim rights of Fund which arise in connection with Foreign Securities in the Custody Account.

                                 ARTICLE V
                  PURCHASE AND SALE OF INVESTMENTS OF THE FUND
                  --------------------------------------------


     5.1   PURCHASE OF SECURITIES.  Promptly upon each purchase of Securities
           ----------------------
for the Fund, Written Instructions shall be delivered to Custodian, specifying
(a) the name of the issuer or writer of such

Securities, and the title or other description thereof, (b) the number of shares, principal amount (and accrued interest, if any), or other units purchased, (c) the date of purchase and settlement, (d) the purchase price per unit, (e) the total amount payable upon such purchase, and (f) the name of the person to whom such amount is payable. Custodian shall upon receipt of such Securities purchased by the Fund (or, if the Securities are transferred by means of a private placement transaction, upon the receipt of such Securities or payment instructions to Custodian which detail specific Securities to be acquired) pay out of the moneys held for the account of the Fund the total amount specified in such Written Instructions to the person named therein. Custodian shall not be under any obligation to pay out moneys to cover the cost of a purchase of Securities or other assets for the Fund if there is insufficient cash available in the Custody Account.

     5.2   SALE OF SECURITIES.  Promptly upon each sale of Securities by the
           ------------------
Fund, Written Instructions shall be delivered to Custodian, specifying (a) the name of the issuer or writer of such Securities, and the title or other description thereof, (b) the number of shares, principal amount (and accrued interest, if any), or other units sold, (c) the date of sale and settlement, (d) the sale price per unit, (e) the total amount payable upon such sale, and (f) the person to whom such Securities are to be delivered. Upon receipt of the total amount payable to the Fund as specified in such Written Instructions, Custodian shall deliver such Securities to the person specified in such Written Instructions. Subject to the foregoing, Custodian may accept payment in such form as shall be satisfactory to it, and may deliver Securities and arrange for payment in accordance with the customs prevailing among dealers in Securities.

     5.3   DELIVERY OF SECURITIES SOLD.  Notwithstanding Section 5.2 above or
           ---------------------------
any other provision of this Agreement and subject, in the case of Foreign Securities, to all local laws, regulations, customs, procedures and practices applicable in the relevant local market, Custodian, when instructed to deliver Securities against payment, shall be entitled, but only if in accordance with generally accepted market practice, to deliver such Securities prior to actual receipt of final payment therefor and, exclusively in the case of Securities in physical form, to deliver such Securities prior to receipt of payment. In any such case, the Fund shall bear the risk that final payment for such Securities may not be made or that such Securities may be returned or otherwise held or disposed of by or through the person to whom they were delivered, and Custodian shall have no liability for any of the foregoing.

     5.4   PAYMENT FOR SECURITIES SOLD, ETC.  In its sole discretion and from
           ---------------------------------
time to time, Custodian may credit the Custody Account, prior to actual receipt of final payment thereof, with (a) proceeds from the sale of Securities which it has been instructed to deliver against payment, (b) proceeds from the redemption of Securities or other assets of the Fund, and (c) income from cash, Securities or other assets of the Fund. Any such credit shall be conditional upon actual receipt by Custodian of final payment and may be reversed if final payment is not actually received in full. Custodian may, in its sole discretion and from time to time, permit the Fund to use funds so credited to the Custody Account in anticipation of actual receipt of final payment. Any such funds shall be repayable immediately upon demand made by Custodian at any time prior to the actual receipt of all final payments in anticipation of which funds were credited to the Custody Account.

     5.5   FINAL PAYMENT. For purposes of this Agreement, "final payment" means
           -------------
payment in funds which are (or have become) immediately available, under applicable law are irreversible, and are not subject to any security interest, levy, lien or other encumbrance.

                                 ARTICLE VI
                           REDEMPTION OF FUND SHARES
                           -------------------------


     6.1   TRANSFER OF FUNDS. From such funds as may be available for the
           -----------------
purpose in the Custody Account, and upon receipt of Proper Instructions specifying that the funds are required to redeem Shares on account of the Fund, Custodian shall wire each amount specified in such Proper Instructions to or through such bank as the Fund may designate therein with respect to such amount.

     6.2   NO DUTY REGARDING PAYING BANKS. Custodian shall not be responsible
           ------------------------------
for the payment or distribution by any bank designated in Proper Instructions given pursuant to Section 6.1 above of any amount paid by Custodian to such bank in accordance with such Proper Instructions.

                                  ARTICLE VII
                              SEGREGATED ACCOUNTS
                              -------------------


     Upon receipt of Proper Instructions, Custodian shall establish and maintain a segregated account or accounts for and on behalf of the Fund, into which account or accounts may be transferred cash and/or Securities, including Securities maintained in a Depository Account:

          (a) in accordance with the provisions of any agreement among the Fund, Custodian and a broker-dealer (or any futures commission merchant), relating to compliance with the rules of The Options Clearing Corporation or of any registered national securities exchange (or the Commodity Futures Trading Commission or any registered contract market), or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Fund,

          (b) for purposes of segregating cash or Securities in connection with securities options purchased or written by the Fund or in connection with financial futures contracts (or options thereon) purchased or sold by the Fund,

           (c) which constitute collateral for loans of Securities made by the Fund,

          (d) for purposes of compliance by the Fund with requirements under the 1940 Act for the maintenance of segregated accounts by registered investment companies in connection with reverse repurchase agreements, when-issued, delayed delivery and firm commitment transactions, and short sales of securities, and

          (e) for other proper purposes, but only upon receipt of, in addition to Proper Instructions, a copy of a resolution of the Board of Directors, certified by an Officer, setting forth the purpose or purposes of such segregated account and declaring such purposes to be proper purposes of the Fund.

                                  ARTICLE VIII
                            CONCERNING THE CUSTODIAN
                            ------------------------


     8.1   STANDARD OF CARE.  Custodian shall be held to the exercise of
           ----------------
reasonable care in carrying out its obligations under this Agreement, and shall be without liability to the Fund for any loss, damage, cost, expense (including attorneys' fees and disbursements), liability or claim which does not arise from willful misfeasance, bad faith or negligence on the part of Custodian or reckless disregard by Custodian of its obligations under this Agreement. Custodian shall be entitled to rely on and may act upon advice of counsel on all matters, and shall be without liability for any action reasonably taken or omitted pursuant to such advice. In no event shall Custodian be liable for special or consequential damages or be liable in any manner whatsoever for any action taken or omitted upon instructions from the Fund or any agent of the Fund. Custodian shall not be under any obligation at any time to ascertain whether the Fund is in compliance with the 1940 Act, the regulations thereunder, the provisions of its charter documents or by-laws, or its investment objectives, policies and limitations as in effect from time to time.

     8.2   ACTUAL COLLECTION REQUIRED.  Custodian shall not be liable for, or
           --------------------------
considered to be the custodian of, any cash belonging to the Fund or any money represented by a check, draft or other instrument for the payment of money, until Custodian or its agents actually receive such cash or collect on such instrument.

     8.3   NO RESPONSIBILITY FOR TITLE, ETC.  So long as and to the extent that
           ---------------------------------
it is in the exercise of reasonable care, Custodian shall not be responsible for the title, validity or genuineness of any property or evidence of title thereto received or delivered by it or its agents.

     8.4   LIMITATION ON DUTY TO COLLECT.  Custodian shall promptly notify the
           -----------------------------
Fund whenever any money or property due and payable from or on account of any Securities held hereunder for the Fund is not timely received by it. Custodian shall not, however, be required to enforce collection, by legal means or otherwise, of any such money or other property not paid when due, but shall receive the proceeds of such collections as may be effected by it or its agents in the ordinary course of Custodian's custody and safekeeping business or of the custody and safekeeping business of such agents.

     8.5     EXPRESS DUTIES ONLY. Custodian shall have no duties or obligations
             -------------------
whatsoever except such duties and obligations as are specifically set forth in this Agreement, and no covenant or obligation shall be implied in this Agreement against Custodian. Custodian shall have no discretion whatsoever with respect to the management, disposition or investment of the Custody Account and is not a fiduciary to the Fund.

     8.6   COMPLIANCE WITH LAWS. Custodian undertakes to comply with all
           --------------------
applicable requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, the 1940 Act and the Commodities Exchange Act and any laws, rules and regulations of governmental authorities having jurisdiction with respect to the duties to be performed by Custodian hereunder. Except as specifically set forth herein, Custodian assumes no responsibility for such compliance by the Fund.

     8.7   NO LIABILITY FOR SOVEREIGN RISK.  Custodian shall not be liable for
           -------------------------------
any loss involving any Securities, currencies, deposits or other property of the Fund, whether maintained by it, a Foreign Sub-custodian, a Foreign Securities Depository, an agent of Custodian or a Foreign Sub-custodian or a bank, or for any loss arising from a foreign currency transaction or contract, where the loss results from a sovereign risk or where the entity maintaining such Securities, currencies, deposits or other property of the Fund, whether Custodian, a Foreign Sub-custodian, a Foreign Securities Depository, an agent of Custodian or a Foreign Sub-custodian or a bank, has exercised reasonable care maintaining such property or in connection with the transaction involving such property. For purposes of this Agreement, "sovereign risk" shall mean nationalization, expropriation, devaluation, revaluation, confiscation, seizure, cancellation, destruction or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, taxes, levies or other charges affecting the Fund's property; or acts of war, terrorism, insurrection or revolution; or any other act or event beyond the control of the Foreign Sub-custodian, the Foreign Securities Depository or the agent of any of them.

                                 ARTICLE IX
                                INDEMNIFICATION
                                ---------------


     9.1   INDEMNIFICATION.  The Fund shall indemnify and hold harmless
           ---------------
Custodian, any sub-custodian and any nominee of Custodian or any sub-custodian, from and against any loss, damages, cost, expense (including attorneys' fees and disbursements), liability (including, without limitation, liability arising under the Securities Act of 1933, the 1934 Act, the 1940 Act, and any federal, state or foreign securities and/or banking laws) or claim arising directly or indirectly (a) from the fact that Securities are registered in the name of any such nominee, or (b) from any action or inaction by Custodian or such sub-custodian or other agent (i) at the request or direction of or in reliance on the advice of the Fund or any of its agents, or (ii) upon Proper Instructions, or (c) generally, from the performance of its obligations under this Agreement, provided that Custodian, any sub-custodian or any nominee of either of them shall not be indemnified and held harmless from and against any such loss, damage, cost, expense, liability or claim arising from Custodian's willful misfeasance, bad faith, negligence or reckless disregard of its obligations under this Agreement or, in the case of any sub-custodian or its nominee, from such sub-custodian's willful misfeasance, bad faith, negligence or reckless disregard of its obligations under the Agreement under which it is acting.

     9.2   INDEMNITY TO BE PROVIDED.  If the Fund requests Custodian to take any
           ------------------------
action with respect to Securities, which may, in the opinion of Custodian, result in Custodian or its nominee becoming liable for the payment of money or incurring liability of some other form, Custodian shall not be required to take such action until the Fund shall have provided indemnity therefor to Custodian in an amount and form satisfactory to Custodian.

     9.3  SECURITY.  As security for the payment of any present or future
          --------
obligation or liability of any kind which the Fund may have to Custodian with respect to or in connection with the Custody Account or this Agreement, the Fund hereby pledges to Custodian all cash, Securities and other property of every kind which is in the Custody Account or otherwise held for the Fund pursuant to this Agreement, and hereby grants to Custodian a lien, right of set-off and continuing security interest in such cash, Securities and other property.

                                   ARTICLE X
                                 FORCE MAJEURE
                                 -------------


     Neither Custodian nor the Fund shall be liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of God; earthquakes; fires; floods; wars; civil or military disturbances; sabotage; strikes; epidemics; riots; power failures; computer failure and any such circumstances beyond its reasonable control as may cause interruption, loss or malfunction of utility, transportation, computer (hardware or software) or telephone communication service; accidents; labor disputes; acts of civil or military authority; governmental actions; or inability to obtain labor, material, equipment or transportation.

                                   ARTICLE XI
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------


     Each of the Fund and Custodian represents and warrants for itself that (a) it has all necessary power and authority to perform its obligations hereunder,
(b) the execution and delivery by it of this Agreement, and the performance by it of its obligations under this Agreement, have been duly authorized by all necessary action and will not violate any law, regulation, charter, by-law, or other instrument, restriction or provision applicable to it or by which it is bound, and (c) this Agreement constitutes a legal, valid and binding obligation of it, enforceable against it in accordance with its terms.

                                  ARTICLE XII
                           COMPENSATION OF CUSTODIAN
                           -------------------------


     The Fund shall pay Custodian such fees and charges as are set forth in the fee schedule annexed hereto as Exhibit C, as such fee schedule may from time to time be revised by Custodian upon 14 days' prior written notice to the Fund.
Any annual fee or other charges payable by the Fund shall be paid monthly by automatic deduction from the Custody Account. Expenses incurred by Custodian in the performance of its services hereunder, and all other proper charges and disbursements of the Custody Account, shall be charged to the Custody Account by Custodian and paid therefrom.

                                  ARTICLE XIII
                                     TAXES
                                     -----


     Any and all taxes, including any interest and penalties with respect thereto, which may be levied or assessed under present or future laws or in respect of the Custody Account or any income thereof shall be charged to the Custody Account by Custodian and paid therefrom.

                                  ARTICLE XIV
                               AUTHORIZED PERSONS
                               ------------------


     14.1  AUTHORIZED PERSONS.  Custodian may rely upon and act in accordance
           ------------------
with any notice, confirmation, instruction or other communication received by it from the Fund which is reasonably believed by Custodian to have been given or signed on behalf of the Fund by one of the Authorized Persons designated by the Fund in Exhibit A hereto, as it may from time to time be revised. The Fund may revise Exhibit A hereto at any time by notice in writing to Custodian given in accordance with Article XV below, but no revision of Exhibit A hereto shall be effective until Custodian actually receives such notice.

     14.2  INVESTMENT ADVISERS.  Custodian may also act in accordance with any
           -------------------
Written or Oral Instructions which are reasonably believed by Custodian to have been given or signed by one of the persons designated from time to time by any of the investment advisers of the Fund specified in Exhibit B hereto (if any) as it may from time to time be revised. The Fund may revise Exhibit B hereto at any time by notice in writing to Custodian given in accordance with Article XV below, and each investment adviser specified in Exhibit B hereto (if any) may at any time by like notice designate an Authorized Person or remove an Authorized Person previously designated by it, but no revision of Exhibit B hereto (if any) and no designation or removal by such investment adviser shall be effective until Custodian actually receives such notice.

     14.3  ORAL INSTRUCTIONS.  Custodian may rely upon and act in accordance
           -----------------
with Oral Instructions (as defined in Section 1.11 above). If Written Instructions confirming Oral Instructions are not received by Custodian prior to a transaction, it shall in no way affect the validity of the transaction authorized by such Oral Instructions or the authorization of the Fund to effect such transaction. Custodian shall incur no liability to the Fund in acting upon Oral Instructions (as defined in Section 1.11 above). To the extent such Oral Instructions vary from any confirming Written Instructions, Custodian shall advise the Fund of such variance but unless confirming Written Instructions are timely received, such Oral Instructions will govern. Either Custodian or Fund may electronically record any instructions given by telephone and any other telephone discussions with respect to the account of the Fund.

                                  ARTICLE XV
                                    NOTICES
                                    -------

     Unless otherwise specified herein, all demands, notices, instructions, and other communications to be given hereunder shall be sent, delivered or given to the recipient at the address set forth after its name hereinbelow:

           IF TO THE FUND:

           Small Cap Value Portfolio - The Bear Stearns Funds
           245 Park Avenue
           New York, New York 10167
           Attention: Frank J. Maresca
                      ----------------
           Telephone: (212) 272-2093
           Facsimile: (212) 272-3098


           IF TO CUSTODIAN:

           Custodial Trust Company
           101 Carnegie Center
           Princeton, New Jersey 08540-6231
           Attention: Vice President - Trust Operations
                      ---------------------------------
           Telephone: (609) 951-2320
           Facsimile: (609) 951-2327

or at such other address as either party shall have provided to the other by notice given in accordance with this Article XV. Writing shall include transmissions by or through teletype, facsimile, central processing unit connection, on-line terminal and magnetic tape.

                                  ARTICLE XVI
                                  TERMINATION
                                  -----------


     Either party hereto may terminate this Agreement by giving to the other party a notice in writing specifying the date of such termination, which shall be not less than sixty (60) days after the date of the giving of such notice. Upon the date set forth in such notice this Agreement shall terminate, and Custodian shall, upon receipt of a notice of acceptance by the successor custodian, on that date (a) deliver directly to the successor custodian or its agents all Securities (other than Securities held in a Book-Entry System, Securities Depository or Foreign Securities Depository) and cash then owned by the Fund and held by Custodian as custodian, and (b) transfer any Securities held in a Book-Entry System, Securities Depository or Foreign Securities Depository to an account of or for the benefit of the Fund, provided that the Fund shall have paid to Custodian all fees, expenses and other amounts to the payment or reimbursement of which it shall then be entitled.

                                  ARTICLE XVII
                                 MISCELLANEOUS
                                 -------------


     17.1  BUSINESS DAYS. Nothing contained in this Agreement shall require
           -------------
Custodian to perform any function or duties on a day other than a Business Day.

     17.2  GOVERNING LAW.  This Agreement shall be governed by and construed in
           -------------
accordance with the laws of the State of New York, without regard to the conflict of law principles thereof.

     17.3  REFERENCES TO CUSTODIAN. The Fund shall not circulate any printed
           -----------------------
matter which contains any reference to Custodian without the prior written approval of Custodian, excepting printed matter contained in the prospectus or statement of additional information for the Fund and such other printed matter as merely identifies Custodian as custodian for the Fund. The Fund shall submit printed matter requiring approval to Custodian in draft form, allowing sufficient time for review by Custodian and its counsel prior to any deadline for printing.

     17.4  NO WAIVER.  No failure by either party hereto to exercise, and no
           ---------
delay by such party in exercising, any right hereunder shall operate as a waiver thereof. The exercise by either party hereto of any right hereunder shall not preclude the exercise of any other right, and the remedies provided herein are cumulative and not exclusive of any remedies provided at law or in equity.

     17.5  AMENDMENTS.  This Agreement cannot be changed orally and no amendment
           ----------
to this Agreement shall be effective unless evidenced by an instrument in writing executed by the parties hereto.

     17.6  COUNTERPARTS.  This Agreement may be executed in one or more
           ------------
counterparts, and by the parties hereto on separate counterparts, each of which shall be deemed an original but all of which together shall constitute but one and the same instrument.

     17.7  SEVERABILITY.  If any provision of this Agreement shall be invalid,
           ------------
illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions shall not be affected or impaired thereby.

     17.8  SUCCESSORS AND ASSIGNS.  This Agreement shall be binding upon and
           ----------------------
shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by
             --------  -------
either party hereto without the written consent of the other party. Any purported assignment in violation of this Section 17.8 shall be void.

     17.9  HEADINGS.  The headings of sections in this Agreement are for
           --------
convenience of reference only and shall not affect the meaning or construction of any provision of this Agreement.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its representative thereunto duly authorized, all as of the day and year first above written.


SMALL CAP VALUE PORTFOLIO -                       CUSTODIAL TRUST COMPANY
THE BEAR STEARNS FUNDS



By /s/ Frank J. Maresca                             By /s/ Ronald D. Watson
   --------------------                                --------------------
   Authorized Officer                                  Authorized Officer

                                   EXHIBIT A
                                   ---------

                AUTHORIZED PERSONS WITH ACCESS TO INVESTMENTS*


     Set forth below are the names of the persons, whose specimen signatures are on file with the Custodian, authorized by the Board of Trustees of The Bear Stearns Funds to have access to the Small Cap Portfolio's (the "Fund") investments.


 Name
 ----

 Neil T. Eigen

 Richard S. Rosen

 Frank J. Maresca

 Vincent L. Pereira

 Eileen M. Coyle



_____________________
*Nothing herein shall prohibit any person designated as an Authorized Person from giving Oral Instructions or Written Instructions to the Custodian, so long as it does not result in delivery of or access to securities and similar investments of the Fund by such person.

                                   EXHIBIT B
                                   ---------


                              INVESTMENT ADVISERS

                       Bear Stearns Funds Management Inc.

                                   EXHIBIT C
                                   ---------


                      CUSTODY FEES AND TRANSACTION CHARGES



     DOMESTIC FEES.  The Fund shall pay Custodian the following fees and charges
     -------------
for assets in the United States ("Domestic Assets") and transactions in the United States, all such fees and charges to be payable monthly:

     (1) an annual fee of the greater of 0.015% (one and one-half basis points) per annum of the value of the Domestic Assets in the Custody Account or $5,000, such fee to be payable monthly based upon the total market value of such Domestic Assets as determined on the last Business Day of the month for which such fee is charged;

     (2) a transaction charge of $18 for each buy, sell or redemption transaction executed in the Custody Account with respect to such Domestic Assets as are book-entry Securities (but not for any such buy or sell in a repurchase transaction representing a cash sweep investment for the Fund's account or the investment by the Fund of collateral for a loan of Securities);

     (3) a transaction charge of $50 for each receipt or delivery into or from the Custody Account of such Domestic Assets as are Securities in physical form;

     (4) a transaction charge for each repurchase transaction in the Custody Account which represents a cash sweep investment for the Fund's account, computed at a rate of 0.10% (ten basis points) per annum on the amount of the purchase price paid or received by the Fund in such repurchase transaction;

     (5)  a charge of $10 for each funds transfer; and

     (6) a service charge for each holding of Domestic Assets consisting of Securities or other property sold by way of private placement or in such other manner as to require services by Custodian which in the reasonable judgment of Custodian are materially in excess of those ordinarily required for the holding of publicly traded Securities in the United States.

     INTERNATIONAL FEES.  The Fund shall pay Custodian fees for assets outside
     ------------------
the United States ("Foreign Assets") and transaction charges and other charges (including, without limitation, charges for funds transfers, tax reclaims, and foreign exchange services) outside the United States, all such fees and charges to be payable monthly, according to a schedule of such fees and charges specific to each country in which Foreign Assets are held, such schedule to be provided from time to time upon request.

     Fees shall be based upon the total market value of the applicable Foreign Assets as determined on the last Business Day of the month for which such fees are charged.

                                   EXHIBIT D
                                   ---------


                        APPROVED FOREIGN SUB-CUSTODIANS



Foreign Sub-custodian       Country(ies)  Securities Depositories
---------------------       ------------  -----------------------

                                 (See Attached)

                                 CITIBANK, N.A.
                       SEC RULE 17F-5 INFORMATION PACKAGE
                                  AUGUST 1994

          SECTION 2:  OVERVIEW OF FOREIGN SUBCUSTODIANS & DEPOSITORIES

SECTION 2:
OVERVIEW OF CITIBANK'S
FOREIGN SUBCUSTODIAN AND
DEPOSITORY ARRANGEMENTS                                        Colombia:      Cititrust Colombia S.A.
                                                                              Carrera 9A, No. 99-02,
                                                                              Bogota, Colombia

2-01.0 SUBCUSTODIAN NETWORK

Argentina:                     Citibank, N.A. (Argentina)      Denmark:       Den Danske Bank
                               Bartolome Mitre 502/30                         2-12 Holmens Kanal
                               1036 Buenos Aires, Argentina                   DK-1092 Copenhagen K.
                                                                              Denmark

Australia:                     Citicorp Nominees Pty. Ltd.     Finland:       Kansallis-Osake-Pankki
                               101 Collins Street                             Aleksanterinkatu 42
                               Melbourne, VIC 3000 Australia                  00100 Helsinki, Finland

Austria:                       Citibank (Austria) A.G.         France:        Citibank S.A. (France)
                               Postfach 90                                    Cedex 36
                               Lothringerstrasse 7                            92073 Paris la Defense, France
                               A-1015 Vienna, Austria
                                                                              Banque Paribas
Belgium:                       Generale Bank                                  3 Rue D'Antim
                               Montagne du Parc 3                             75002 Paris, France
                               1000 Brussels, Belgium

Brazil:                        Citibank, N.A. (Brazil)         Germany:       Citibank Aktiengesellschaft
                               Avenida Paulista 1111                          Neue Mainzer Str. 75,
                               Sao Paulo, Brazil                              60311, Frankfurt/Main,
                                                                              Germany

Canada:                        Citibank Canada                 Greece:        Citibank, N.A. (Greece)
                               123 Front Street West                          Athens Branch
                               Toronto, Ontario                               Othonos 8
                               M5J2M3, Canada                                 Athens 10557, Greece

Chile:                         Citibank, N.A. (Chile)          Hong Kong:     Citibank, N.A. (Hong Kong)
                               Ahumada 40                                     Citicorp Tower
                               Santiago, Chile                                Citicorp Plaza
                                                                              3 Garden Road
                                                                              Central, Hong Kong

China:                         Citibank, N.A. (Hong Kong)      Hungary:       Citibank Budapest Rt.
                               c/o Citibank, N.A.,                            1052 Budapest V19-21.
                               Hong Kong, Citicorp Tower,                     Vaci Utca
                               Citicorp Plaza, 3 Garden Road,                 Hungary
                               Central, Hong Kong

India:                         Citibank, N.A. (India)          New Zealand:   Citibank Nominees (New
                               Sakhar Bhavan                                  Zealand) Ltd.
                               230 Backbay Reclamation                        23 Customs Street East
                               Nariman Point                                  Auckland 1, New Zealand
                               Bombay 400 021

Indonesia:                     Citibank, N.A. (Jakarta)
                               Jalan Jend. Sudirman No. 1      Norway:        Christiania Bank
                               Jakarta 12910, Indonesia                       P.O. Box 1166 Sentrum
                                                                              0107 Oslo 1, Norway
Ireland:                       Citibank, N.A. (Ireland)
                               IFSC House, Custom House        Pakistan:      Citibank, N.A. (Pakistan)
                               Quay, Dublin 2                                 P.O. Box 4889
                               Ireland                                        11 Chundrigar Road
                                                                              Karachi 74200
Italy:                         Citibank, N.A. (Italy)                         Pakistan
                               Foro Buonaparte N. 16
                               Casella Postale 10932
                               20121 Milan, Italy

Japan:                         Citibank, N.A. (Japan)          Peru:          Citibank, N.A. (Lima)
                               Citicorp Center,                               Av. Camino Real 456,
                               2-314 Higashi Shinagawa,                       Torre Real 5t 0 Piso,
                               Shinagawa - ku,                                Lima 27
                               Tokyo, Japan                                   Peru

Jordan:                        Citibank, N.A. (Jordan)         Philippines:   Citibank, N.A. (Philippines)
                               3rd Circle                                     Citibank Center
                               Jordan Insurance Building                      8741 Paseo de Roxas
                               Prince Mohammad Street                         Makati Metro
                               Amman, Jordan                                  Manila, Philippines

Korea:                         Citibank, N.A. (Korea)          Poland:        Citibank Poland S.A.
                               89-29 Shinmun-Ro,                              Sentorska 12,
                               Chongro-ku                                     00-082 Warsaw,
                               Seoul, Korea                                   Poland

Luxembourg:                    Cedel S.A.                      Portugal:      Citibank Portugal S.A.
                               67 Boulevard                                   Rua Barat, Salgueiro 30,
                               Grande-Duchesse Charlotte                      4th floor, 1200 Lisbon,
                               L-1010, Luxembourg                             Portugal

Malaysia:                      Citibank Berhad                 Puerto Rico:   Citibank, N.A.
                               28-30 Medan Pasar                              252 Ponce De Leon Avenue
                               50050 Kuala Lumpur, Malaysia                   San Juan, Puerto Rico 00936

Mexico:                        Citibank, N.A. (Mexico)         Singapore:     Citibank, N.A. (Singapore)
                               Paseo de la Reforma 390                        UIC Building #01-00
                               Mexico City DF, 06695 Mexico                   5 Shenton Way
                                                                              Singapore 0106
Netherlands:                   Citibank, N.A. (Netherlands)
                               "Europlaza",                    South Africa:  First National Bank
                               Hoogoorddreef 54 B,                            Mezzanine floor,
                               1101 BE Amsterdam z.o.,                        3 First Place,
                               The Netherlands                                Post Box 7713
                                                                              Johannesburg, 2000
                                                                              South Africa

Spain:           Citibank, N.A. (Spain)
                 Jose Ortega Y Gasset 29
                 28006 Madrid, Spain

Sri Lanka:       Citibank, N.A. (Sri Lanka)
                 67 Dharmapala Mawatha
                 P.O. Box 888
                 Colombo 7, Sri Lanka

Sweden:          Skandinaviska Enskilda Banken
                 Sergels Torg 2
                 Stockholm, Sweden

Switzerland:     Citibank (Switzerland)
                 Bahnhofstrass 63,
                 Post Office Box 24
                 8021 Zurich, Switzerland

Taiwan:          Citibank, N.A. (Taiwan)
                 Taipei Branch
                 No. 52 Ming Sheng East Road
                 Sec. 4
                 Taipei, Taiwan

Thailand:        Citibank, N.A. (Thailand)
                 127 South Sathom Road
                 Bangkok 10120, Thailand

Turkey:          Citibank, N.A. (Turkey)
                 Buyukedere Caddesi,
                 No. 100, Eseutepe 80280
                 Istanbul, Turkey

United Kingdom:  Citibank, N.A.
                 25 Molesworth St,
                 Lewisham, London SE 13 7EX
                 United Kingdom

                 The First National Bank of
                 Chicago
                 27 Leadenhall Street
                 London EC3A 1AA, England

Uruguay:         Citibank, N.A. (Uruguay)
                 Cerrito 455
                 P.O. Box 690
                 Montevideo
                 Uruguay

Venezuela:       Citibank, N.A. (Caracas)
                 Carmelitas a Altagracia
                 Edificio Citibank
                 Caracas 1010, Venezuela

2-01.1    STATUS AND SHAREHOLDERS' EQUITY


COUNTRY                        SUBCUSTODIAN                     STATUS      SHAREHOLDERS'
                                                                               EQUITY

Argentina       Citibank, N.A.                               Branch         NA

Australia       Citicorp Nominees Pty. Ltd.                  Subsidiary     SEC Exemption

Austria         Citibank (Austria) A.G.                      Subsidiary     SEC Exemption

Belgium         Generale Bank                                Correspondent  US$ 2,260 MM

Brazil          Citibank, N.A.                               Branch         NA

Canada          Citibank Canada                              Subsidiary     US$ 299.9 MM

Chile           Citibank, N.A.                               Branch         NA

China           Citibank, N.A.                               Branch         NA

Colombia        Cititrust Colombia S.A.                      Subsidiary     SEC Exemption
                Sociedad Fiduciary

Denmark         Den Danske Bank                              Correspondent  US$ 2,975 MM

Finland         Kansallis-Osake-Pankki                       Correspondent  US$ 1,325 MM

France          Citibank S.A.                                Subsidiary     SEC Exemption

France          Banque Paribas                               Correspondent  US$ 2,998 MM

Germany         Citibank Aktiengesellschaft                  Subsidiary     US$ 298 MM

Greece          Citibank, N.A.                               Branch         NA

Hong Kong       Citibank, N.A.                               Branch         NA

Hungary         Citibank Budapest Rt.                        Subsidiary     SEC Exemption

India           Citibank, N.A.                               Branch         NA

Indonesia       Citibank, N.A.                               Branch         NA

Ireland         Citibank, N.A.                               Branch         NA

Italy           Citibank, N.A.                               Branch         NA

Japan           Citibank, N.A.                               Branch         NA

Jordan          Citibank, N.A.                               Branch         NA

Korea           Citibank, N.A.                               Branch         NA





Luxembourg      Cedel S.A.                                   Depository     NA

Malaysia        Citibank Berhad                              Subsidiary     US$ 145MM

Mexico          Citibank, N.A.                               Branch         NA

Netherlands     Citibank, N.A.                               Branch         NA

New Zealand     Citibank Nominees (NZ) Ltd.                  Subsidiary     SEC Exemption

Norway          Christiania Bank                             Correspondent  US$ 512MM

Pakistan        Citibank, N.A.                               Branch         NA

Peru            Citibank, N.A.                               Branch         NA

Philippines     Citibank, N.A.                               Branch         NA

Poland          Citibank Poland S.A.                         Subsidiary     SEC Exemption

Portugal        Citibank Portugal S.A.                       Subsidiary     SEC Exemption

Singapore       Citibank, N.A.                               Branch         NA

South Africa    First National Bank of Southern Africa Ltd.  Correspondent  US$ 620MM

Spain           Citibank, N.A.                               Branch         NA

Sri Lanka       Citibank, N.A.                               Branch         NA

Sweden          Skandinaviska Enskilda Banken                Correspondent  US$ 669MM

Switzerland     Citibank (Switzerland)                       Affiliate      US$ 198MM

Taiwan          Citibank, N.A.                               Branch         NA

Thailand        Citibank, N.A.                               Branch         NA

Turkey          Citibank, N.A.                               Branch         NA

U.K.            Citibank, N.A.                               Branch         NA

Uruguay         Citibank, N.A.                               Branch         NA

Venezuela       Citibank, N.A.                               Branch         NA


2-02.0  DEPOSITORIES


Argentina:                             Caja de Valores ("CDV")        Finland:                        Central Share Registry
                                                                                                      The Helsinki Money
                                                                                                      Market Center

Australia:                             The Reserve Bank Information   France:                         Societe Interprofessionnelle
                                       and Transfer System ("RITS")                                   pour la Compensation de
                                                                                                      Valeurs Mobilieres
                                       Austraclear                                                    ("SICOVAM")

Austria:                               Wertpapiersammelbank                                           Banque de France
                                       bei der Oesterreichische
                                       Kontrollbank ("OEKB/WSB")      Germany:                        Deutscher Kassenverein A.G.
                                                                                                      ("DKV")
Belgium:                               Caisse Interprofessionelle
                                       de Depots et de Virements      Greece:                         Central Securities Depository,
                                       de Titres S.A. ("CIK")                                         S.A. ("CSD")

                                       Banque Nationale               Hong Kong:                      Central Clearing and
                                       de Belgique ("BNB")                                            Settlement System
                                                                                                      ("CCASS")
Brazil:                                BOVESPA's Registered
                                       Shares Fungible Custody        Hungary:                        The Central Depository and
                                       ("BOVESPA")                                                    Clearing House ("CDCH")

Canada:                                The Canadian Depository for    Ireland:                        Gilt Settlement Office ("GSO")
                                       Securities Limited ("CDS")
                                                                      Italy:                          Monte Titoli Instituto per la
China:                                 The Shanghai Securities                                        Custodia e l'Amministrazione
                                       Central Clearing and                                           Accentrata di Valori Mibiliar
                                       Registration Corporation                                       ("Monte Titoli")
                                       ("SSCCRC")

                                                                                                      The Bank of Italy
                                       The Shenzhen Securities
                                       Registrars Co. Ltd. -          Japan:                          Japan Securities Depository
                                       registrar for three banks                                      Center ("JASDEC")
                                       forming a decentralized
                                       depository structure
                                                                                                      The Bank of Japan ("BOJ")

Denmark:                               Vaerdipapircentralen ("VP")    Korea:                          The Korea Securities
                                                                                                      Depository ("KSD")


Luxembourg:                             CEDEL, S.A.


Malaysia:                               Malaysian Central
                                        Depository Sdn. Bhd.
                                        ("MCD")

Mexico:                                 Instituto para el Deposito de
                                        Valores ("S.D. Indeval")

Netherlands:                            Nederlands Centraal Instituut
                                        voor Giraal Effectenverkeer
                                        B.V. ("Necigef")

New Zealand:                            Austraclear

Norway:                                 The Norwegian Registry of
                                        Securities -
                                        Verdipapirsentralen ("VPS")

Peru:                                   Caja de Valores ("CAVAL")

Poland: The National Depository of Securities (Krajowy Depozyt Papierow Wartosciowych)

Portugal:                               Central de Registo e Valores Mobiliarios

Singapore:                              Central Depository (PTE) Ltd.

South Africa:                           The Central Depository (Pty) Ltd.

Spain:                                  Servico de Compensacion y
                                        Liquidacion de Valores ("SCLV")

Sri Lanka:                              Central Depository System (Pvt) Limited

Sweden:                                 Vardepapperscentralen VPC AB ("VPC")

Switzerland:                            Schwerzerische Effekten-Giro AG ("SEGA")

Taiwan:                                 Taiwan Securities Central
                                        Depository Co., Ltd. ("TSCD")

Thailand:                               Share Depository Center ("SDC")

Turkey:                                 Istanbul Stock Exchange Settlement
                                        and Custody Company Inc.

United
Kingdom:                                Central Gilts Office ("CGO")

                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK
                             GLOBAL CUSTODY NETWORK


                             START                                           DEPOSITORY IN ADDITION TO THE CENTRAL BANK,
COUNTRY                      DATE     SUBCUSTODIAN                           IF APPLICABLE.

Argentina                    1991     Morgan Guaranty Trust Co. of           Caja de Valores
                                      N.Y. - Buenos Aires Office

Australia                    1982     ANZ Banking Group                      Austraclear

Austria                      1988     Creditanstalt-Bankverein               OeKB-WSB (Wertpapiersammelbank bei der
                                                                             Oesterreichischen Kontrollbank AG)

Belgium                      1977     Morgan Guaranty Trust Co. of           CIK (Caisse Interprofessionnelle de
                                      N.Y. - Brussels Office                 Depots et de Virements de Titres)

                                                                             Euroclear Clearance System Limited

Brazil                       1991     Morgan Guaranty Trust Co. of           BOVESPA (Bolsa de Valores de Sao Paolo;
                                      N.Y. - Sao Paulo Office                equities)

                                                                             BVRJ (Bolsa de Valores de Rio de Janeiro,
                                                                             equities)

                                                                             CETIP (Central de Custodia e Liquidacao
                                                                             Financeira de Titulos; corporate bonds)

                                                                             SELEC (Sistema Especial de Liquidacao e
                                                                             Custodia; gov't securities)

Canada                       1978     Canadian Imperial Bank of              CDS (Canadian Depository for Securities)
                                      Commerce

Chile                        1993     Citibank, N.A.

People's Republic            1992     Hongkong and Shanghai Banking
of China-                             Corporation
Shanghai and
Shenzhen

Czech Republic               1994     Ceskoslovenska Obchodni Banka, A.S.

Denmark                      1985     Den Danske Bank                        VP (Vaerdipapircentralen; Danish Securities Centre)

Finland                      1985     Union Bank of Finland

France                       1977     Morgan Guaranty Trust Co. of           SICOVAM (Societe Interprofessionnelle Pour La
                                      N.Y. - Paris Office                    Compensation des Valeurs Mobilieres)

Germany                      1977     Morgan Guaranty Trust Co. of           DKV (Deutscher Kassenverein)
                                      N.Y. - Frankfurt Office




Greece                       1989    National Bank of Greece S.A.

Hong Kong                    1978    Hongkong and Shanghai Banking           CCASS (Central Clearing and Settlement System)
                                     Corporation

Hungary                      1993    Citibank N.A.

India                        1993    Hongkong and Shanghai Banking
                                     Corporation

Indonesia                    1990    Hongkong and Shanghai Banking
                                     Corporation

Ireland                      1988    Allied Irish Banks PLC

Israel                       1994    Bank Leumi LE                           TASE (Tel Aviv Stock Exchange) Clearing House Ltd.

Italy                        1977    Morgan Guaranty Trust Co. of N.Y.       Monte Titoli S.p.A.
                                     Milan Office

Japan                        1977    The Fuji Bank, Limited                  JASDEC (Japan Securities Depository Center)

                                                                             JSA (Japan Securities Agent)

Jordan                       1994    Citibank, N.A.

Korea                        1991    Bank of Seoul                           KSSC (Korea Securities Settlement
                                                                             Corporation)

Luxembourg                   1992    Banque Internationale A                 CEDEL (Centrale de Livraison des Valeurs
                                     Luxembourg, S.A.                        Mobilieres)

Malaysia                     1987    Hongkong and Shanghai Banking           SCANS (Securities Clearing Automated
                                     Corporation                             Network Services)

Mexico                       1990    Citibank, N.A.                          Indeval

Morocco                      1994    Banque Commerciale du Maroc

Netherlands                  1978    Bank Labouchere nv                      NECIGEF (Nederlands Centraal Instituut Voor
                                                                             Giraal Effectenverkeer BV)

New Zealand                  1982    ANZ Banking Group Ltd.

Norway                       1978    Den Norske Bank                         VPS (Verdipapirsentralen; Norwegian
                                                                             Registry of Securities)

Pakistan                     1994    Citibank, N.A.

Peru                         1994    Citibank, N.A.                          CAVAL (Caja de Valores)

Philippines                  1990    Hongkong and Shanghai Banking
                                     Corporation





Poland                        1993   Bank Handlowy

Portugal                      1988   Banco Espirito Santo E
                                     Comercial de Lisboa

Singapore                     1988   Development Bank of Singapore           (CDP) Central Depository Pte

South Africa                  1993   First National Bank of Southern
                                     Africa

Spain                         1977   Morgan Guaranty Trust Co. of
                                     N.Y. - Madrid Office

Sri Lanka                     1992   Hongkong and Shanghai Banking
                                     Corporation

Sweden                        1985   Skandinaviska Enskilda Banken          VPC (Vaerdepappercentralen; Securities Register Centre)

Switzerland                   1977   Bank Leu                               SEGA (Schweizerische Effekten - Giro AG)

Taiwan                        1992   Hongkong and Shanghai Banking
                                     Corporation

Thailand                      1988   Hongkong and Shanghai Banking
                                     Corporation

Turkey                        1990   Citibank, N.A.                          Istanbul Stock Exchange Settlement and
                                     Ottoman Bank                            Custody Company, Inc. (I.M.K.B. Takas ve Saklama A.S.)

United Kingdom                1977   Morgan Guaranty Trust Co. of N.Y.       TALISMAN (Transfer, Accounting and
                                     London Office                           Lodgement for Investors, Stock Management for Jobbers)

                                                                             CGO (Central Gilts Office)
                                                                             CMS (Central Money Market Office)

United States of              1977   Morgan Guaranty Trust Co. of            The Federal Reserve Bank of New York
America                              N.Y.                                    The Depository Trust Co.
                                                                             The Participants Trust Co.

Venezuela                     1991   Citibank, N.A.

                                                                     EXHIBIT (8)

                               CUSTODY AGREEMENT



     This AGREEMENT, dated as of February 22, 1995, by and between TOTAL RETURN BOND PORTFOLIO (the "Fund"), a portfolio of The Bear Stearns Funds (the "Company"), an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts, and CUSTODIAL TRUST COMPANY, a bank organized and existing under the laws of the State of New Jersey (the "Custodian").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Fund desires that its Securities, cash and other assets be held and administered by Custodian pursuant to this Agreement;

     WHEREAS, the Fund is an investment portfolio represented by a series of Shares constituting part of the capital stock of the Company, an open-end management investment company registered under the 1940 Act (as hereinafter defined);

     WHEREAS, Custodian represents that it is a bank having the qualifications prescribed in Section 26(a)(i) of the 1940 Act;

     NOW, THEREFORE, in consideration of the mutual agreements herein made, the Fund and Custodian hereby agree as follows:

                                   ARTICLE I
                                  DEFINITIONS
                                  -----------


     Whenever used in this Agreement, the following terms, unless the context otherwise requires, shall mean:

     1.1   "AUTHORIZED PERSON" means any Officer or other person duly authorized
            -----------------
by resolution of the Board of Directors to give Oral Instructions and Written Instructions on behalf of the Fund and identified, by name or by office, in Exhibit A hereto or any person duly designated to do so by an investment adviser of the Fund specified by the Fund in Exhibit B hereto.

     1.2   "BOARD OF DIRECTORS" means the Board of Trustees of the Fund or, when
            ------------------
permitted under the 1940 Act, the Executive Committee thereof, if any.

     1.3   "BOOK-ENTRY SYSTEM" means a book-entry system maintained by a Federal
            -----------------
Reserve bank as provided for in Subpart O of Treasury Circular No. 300, 31 CFR 306, in Subpart B of 31 CFR Part 350, or in such other book-entry regulations of federal agencies as are substantially in the form of such Subpart O.

     1.4   "BUSINESS DAY" means any day recognized as a  settlement day by The
            ------------
New York Stock Exchange, Inc. and on which banks in the State of New Jersey are open for business.

     1.5   "CUSTODY ACCOUNT" means the account in the name of the Fund, which is
            ---------------
provided for in Section 3.2 below.

     1.6   "ELIGIBLE FOREIGN CUSTODIAN" means any banking institution, trust
            --------------------------
company or other entity organized under the laws of a country other than the United States which is eligible under Rule 17f-5 under the 1940 Act to act as a sub-custodian for Foreign Securities and other assets of the Fund held outside the United States.

     1.7   "FOREIGN SECURITIES" means Securities as defined in paragraph (c)(1)
            ------------------
of Rule 17f-5 under the 1940 Act.

     1.8   "FOREIGN SECURITIES DEPOSITORY" means a securities depository or
            -----------------------------
clearing agency as defined in subparagraphs (c)(2)(iii) or (iv) of Rule 17f-5 under the 1940 Act.

     1.9   "1940 ACT" means the Investment Company Act of 1940, as amended.
            --------

     1.10  "OFFICER" means the President, any Vice President, the Secretary, any
            -------
Assistant Secretary, the Treasurer, or any Assistant Treasurer of the Fund.

     1.11  "ORAL INSTRUCTIONS" means instructions orally transmitted to and
            -----------------
accepted by Custodian which are (a) reasonably believed by Custodian to have been given by an Authorized Person, (b) recorded and kept among the records of Custodian made in the ordinary course of business, and (c) orally confirmed by Custodian.

     1.12  "PROPER INSTRUCTIONS" means Oral Instructions or Written
            -------------------
Instructions. Proper Instructions may be continuing Written Instructions when deemed appropriate by both parties.

     1.13  "SECURITIES" includes, without limitation, common and preferred
            ----------
stocks, bonds, call options, put options, debentures, notes, bank certificates of deposit, forward contracts, futures contracts (including those related to indexes), options on futures contracts or indexes, bankers' acceptances, mortgage-backed securities or other obligations, and any certificates, receipts, warrants or other instruments or documents representing rights to receive, purchase or subscribe for the same, or evidencing or representing any other rights or interests therein, or any similar property or assets that Custodian has the facilities to clear and to service.

     1.14  "SECURITIES DEPOSITORY" means The Depository Trust Company and
            ---------------------
(provided that Custodian has received a copy of a resolution of the Board of Directors of the Fund, certified by an Officer, specifically approving the use thereof as a depository for the Fund) any other clearing agency registered with the Securities and Exchange Commission under
Section 17A of the Securities Exchange Act of 1934 (the "1934 Act"), which acts as a system for the central handling and deposit of Securities where all Securities of any particular class or series of an issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of the Securities.

     1.15  "SHARES" means the shares into which the capital stock of the Fund is
            ------
divided.

     1.16  "WRITTEN INSTRUCTIONS" means (a) written communications received by
            --------------------
Custodian and signed by two persons reasonably believed by Custodian to be Authorized Persons, or (b) communications by telex or any other such system from two persons reasonably believed by Custodian to be Authorized Persons, or (c) communications between electro-mechanical or electronic devices.

                                   ARTICLE II
                            APPOINTMENT OF CUSTODIAN
                            ------------------------


     2.1   APPOINTMENT.  The Fund hereby appoints Custodian as custodian of all
           -----------
such Securities, cash and other assets as may be acceptable to Custodian and from time to time delivered to it by the Fund or others for the account of the Fund.

     2.2   ACCEPTANCE.  Custodian hereby accepts appointment as such custodian
           ----------
and agrees to perform the duties thereof as hereinafter set forth.

                                 ARTICLE III
                         CUSTODY OF CASH AND SECURITIES
                         ------------------------------


     3.1   SEGREGATION.  All Securities and non-cash property of the Fund in the
           -----------
possession of Custodian (other than Securities maintained by Custodian in a Securities Depository or Book-Entry System) shall be physically segregated from other Securities and non-cash property in the possession of Custodian and shall be identified as belonging to the Fund.

     3.2   CUSTODY ACCOUNT.  (a)  Custodian shall open and maintain in its trust
           ---------------
department a custody account in the name of the Fund, subject only to draft or order of Custodian, in which Custodian shall enter and carry all Securities, cash and other assets of the Fund which are delivered to Custodian and accepted by it. Custodian shall not be under any duty or obligation to require the Fund to deliver to it any Securities or funds owned by the Fund and shall have no responsibility or liability for or on account of Securities or funds not so delivered.

          (b) If Custodian at any time fails to receive any of the documents referred to in Section 3.5(a) below, then, until such time as it receives such document, it shall not be obligated to receive any Securities of the Fund into the Custody Account and shall be entitled to return to the Fund any Securities of the Fund that it is holding.

           (c) Custodian may, but shall not be obligated to, hold Securities that may be held only in physical form.

          (d) Custodian is authorized to disclose the name, address and securities positions of the Fund to the issuers of such securities when requested by them to do so.

     3.3  APPOINTMENT OF AGENTS.  (a) Custodian may employ suitable agents,
          ---------------------
which may include affiliates of Custodian, such as Bear, Stearns & Co. Inc. or Bear, Stearns Securities Corp., both of which are registered broker-dealers.
The appointment of any agent pursuant to this Section 3.3(a) shall not relieve Custodian of any of its obligations or liabilities under this Agreement. However, no Book-Entry System, Securities Depository, Foreign Securities Depository or other securities depository or clearing agency (whether foreign or domestic) which it is or may become standard market practice to use for the comparison and settlement of trades in securities shall be an agent or sub-contractor of Custodian for purposes of this Section 3.3(a) or otherwise.

          (b) In its discretion, Custodian may appoint, and at any time remove, any domestic bank or trust company which is qualified to act as a custodian under the 1940 Act as sub-custodian to hold Securities and cash of the Fund and to carry out such other provisions of this Agreement as it may determine, and may also open and maintain one or more banking accounts with such a bank or trust company (any such accounts to be in the name of Custodian and subject only to its draft or order), provided, however, that the appointment of any such agent or opening and maintenance of any such accounts shall be at Custodian's expense and shall not relieve Custodian of any of its obligations or liabilities under this Agreement.

          (c) Upon receipt of Written Instructions to do so and at the Fund's expense, Custodian shall appoint as sub-custodian such domestic bank or trust company as is named therein, provided that (i) such bank or trust company is qualified to act as a custodian under the 1940 Act, and (ii) notwithstanding anything to the contrary in Section 7.1 below or elsewhere in this Agreement, Custodian shall have no greater liability to the Fund for the actions or omissions of any such sub-custodian than any such sub-custodian has to Custodian, and Custodian shall not be required to discharge any such liability which may be imposed on it unless and until such sub-custodian has effectively indemnified Custodian against it or has otherwise discharged its liability to Custodian in full.

     3.4   DELIVERY OF ASSETS TO CUSTODIAN.  The Fund shall deliver to Custodian
           -------------------------------
the Fund's Securities, cash and other assets, which are acceptable to Custodian, including (a) payments of income, payments of principal and capital distributions received by the Fund with respect to such Securities, cash or other assets owned by the Fund at any time during the term of this Agreement, and (b) cash received by the Fund for the issuance, at any time during such term, of Shares. Custodian shall not be responsible for such Securities, cash or other assets until actually received by it.

     3.5   SECURITIES DEPOSITORIES AND BOOK-ENTRY SYSTEMS.  Custodian may
           ----------------------------------------------
deposit and/or maintain Securities of the Fund in a Securities Depository or in a Book-Entry System, subject to the following provisions:

          (a) Prior to a deposit of Securities of the Fund in any Securities Depository or Book-Entry System, the Fund shall deliver to Custodian a resolution of the Board of Directors of the Fund, certified by an Officer, authorizing and instructing Custodian (and any sub-custodian appointed pursuant to Section 3.3 above) on an on-going basis to deposit in such Securities Depository or Book-Entry System all Securities eligible for deposit therein and to make use of such Securities Depository or Book-Entry System to the extent possible and practical in connection with its performance hereunder (or under the applicable sub-custody agreement in the case of such sub-custodian), including, without limitation, in connection with settlements of purchases and sales of Securities, loans of Securities, and deliveries and returns of collateral consisting of Securities.

          (b) Securities of the Fund kept in a Book-Entry System or Securities Depository shall be kept in an account ("Depository Account") of Custodian in such Book-Entry System or Securities Depository which includes only assets held by Custodian as a fiduciary, custodian or otherwise for customers.

          (c) The records of Custodian with respect to Securities of the Fund maintained in a Book-Entry System or Securities Depository shall at all times identify such Securities as belonging to the Fund.

          (d) If Securities purchased by the Fund are to be held in a Book-Entry System or Securities Depository, Custodian shall pay for such Securities upon
(i) receipt of advice from the Book-Entry System or Securities Depository that such Securities have been transferred to the Depository Account, and (ii) the making of an entry on the records of Custodian to reflect such payment and transfer for the account of the Fund. If Securities sold by the Fund are held in a Book-Entry System or Securities Depository, Custodian shall transfer such Securities upon (i) receipt of advice from the Book-Entry System or Securities Depository that payment for such Securities has been transferred to the Depository Account, and (ii) the making of an entry on the records of Custodian to reflect such transfer and payment for the account of the Fund.

          (e) Custodian shall provide the Fund with copies of any report obtained by Custodian from a Book-Entry System or Securities Depository in which Securities of the Fund are kept on the internal accounting controls and procedures for safeguarding Securities deposited in such Book-Entry System or Securities Depository.

          (f) At its election, the Fund shall be subrogated to the rights of Custodian with respect to any claim against a Book-Entry System or Securities Depository or any other person for any loss or damage to the Fund arising from the use of such Book-Entry System or Securities Depository, if and to the extent that the Fund has not been made whole for any such loss or damage.

     3.6   DISBURSEMENT OF MONEYS FROM THE CUSTODY ACCOUNT.  Upon receipt of
           -----------------------------------------------
Proper Instructions, Custodian shall disburse moneys from the Custody Account, but only in the following cases:

          (a) For the purchase of Securities for the Fund but only (i) in the case of Securities (other than options on Securities, futures contracts and options on futures contracts), against the delivery to Custodian (or any sub-custodian appointed pursuant to Section 3.3 above) of such Securities registered as provided in Section 3.9 below or in proper form for transfer or, if the purchase of such Securities is effected through a Book-Entry System or Securities Depository, in accordance with the conditions set forth in Section
3.5 above; (ii) in the case of options on Securities, against delivery to Custodian (or such sub-custodian) of such receipts as are required by the customs prevailing among dealers in such options; (iii) in the case of futures contracts and options on futures contracts, against delivery to Custodian (or such sub-custodian) of evidence of title thereto in favor of the Fund, the Custodian, any such sub-custodian or any nominee referred to in Section 3.9 below; and (iv) in the case of repurchase or reverse repurchase agreements entered into by the Fund, against delivery of the purchased Securities either in certificate form or through an entry crediting Custodian's account at a Book-Entry System or Securities Depository with such Securities;

          (b) In connection with the conversion, exchange or surrender, as set forth in Section 3.7(f) below, of Securities owned by the Fund;

          (c) For the payment of any dividends or capital gain distributions declared by the Fund;

          (d) In payment of the redemption price of Shares as provided in
Article VI below;

          (e) For the payment of any expense or liability incurred by the Fund, including but not limited to the following payments for the account of the Fund: interest, taxes, administration, investment management, investment advisory, accounting, auditing, transfer agent, custodian, trustee and legal fees; and other operating expenses of the Fund; in all cases, whether or not such expenses are to be in whole or in part capitalized or treated as deferred expenses;

          (f) For transfer in accordance with the provisions of any agreement among the Fund, Custodian and a broker-dealer, relating to compliance with rules of The Options Clearing Corporation and of any registered national securities exchange (or of any similar organization or organizations) regarding escrow or other arrangements in connection with transactions by the Fund;

          (g) For transfer in accordance with the provisions of any agreement among the Fund, Custodian, and a futures commission merchant, relating to compliance with the rules of the Commodity Futures Trading Commission and/or any contract market (or any similar organization or organizations) regarding account deposits in connection with transactions by the Fund;

          (h) For the funding of any uncertificated time deposit or other interest-bearing account with any banking institution (including Custodian), but only if the payment instructions to Custodian detail specific Securities to be acquired;

          (i) For the purchase from a bank or other financial institution of loan participations, but only if Custodian has in its possession a copy of the agreement between the Fund and such bank or other financial institution with respect to the purchase of such loan participations and the payment instructions to Custodian detail specific assets to be acquired;

          (j) For the purchase and sale of foreign currencies or options to purchase and sell foreign currencies for spot and future delivery on behalf and for the account of the Fund pursuant to contracts with such banks and other financial institutions, including Custodian, any sub-custodian and any affiliate of Custodian, as principal, as are approved and authorized by the Fund, but only if the payment instructions to Custodian detail specific assets to be acquired;

          (k) For transfer to a broker-dealer registered under the 1934 Act or in accordance with the provisions of any agreement among the Fund, Custodian and such a broker-dealer as margin for a short sale of Securities;

           (l) For the payment of the amounts of dividends received with respect to Securities sold short; and

          (m) For any other proper purpose, but only upon receipt, in addition to Proper Instructions, of a copy of a resolution of the Board of Directors, certified by an Officer, specifying the amount and purpose of such payment, declaring such purpose to be a proper purpose of the Fund, and naming the person or persons to whom such payment is to be made.

     3.7   DELIVERY OF SECURITIES FROM THE CUSTODY ACCOUNT.  Upon receipt of
           -----------------------------------------------
Proper Instructions, Custodian shall release and deliver Securities of the Fund from the Custody Account but only in the following cases:

          (a) Upon the sale of Securities for the account of the Fund but, subject to Section 5.3 below, only against receipt of payment therefor in cash, by certified or cashiers' check or bank credit;

          (b) In the case of a sale effected through a Book-Entry System or Securities Depository, in accordance with the provisions of Section 3.5 above;

          (c) To an offeror's depository agent in connection with tender or other similar offers for Securities of the Fund; provided that, in any such case, the cash or other consideration is to be delivered to Custodian;

          (d) To the issuer thereof or its agent (i) for transfer into the name of the Fund or any of the nominees referred to in Section 3.9 below, or (ii) for exchange for a different number of certificates or other evidence representing the same aggregate face amount or number of units; provided that, in any such case, the new Securities are to be delivered to Custodian;

          (e) To the broker selling Securities, for examination in accordance with the "street delivery" custom;

          (f) For exchange or conversion pursuant to any plan of merger, consolidation, recapitalization, reorganization or readjustment of the issuer of such Securities, or pursuant to provisions for conversion contained in such Securities, or pursuant to any deposit agreement, including surrender or receipt of underlying Securities in connection with the issuance or cancellation of depository receipts; provided that, in any such case, the new Securities and cash, if any, are to be delivered to Custodian;

          (g) Upon receipt of payment therefor pursuant to any repurchase agreement entered into by the Fund;

          (h) In the case of warrants, rights or similar Securities, upon the exercise thereof, provided that, in any such case, the new Securities and cash, if any, are to be delivered to Custodian;

          (i) For delivery in connection with any loans of Securities pursuant to any securities loan agreement entered into by the Fund, but only against receipt of such collateral as is required under such securities loan agreement;

          (j) For delivery as security in connection with any borrowings by the Fund requiring a pledge of assets by the Fund, but only against receipt by Custodian of the amounts borrowed;

          (k) Pursuant to any authorized plan of liquidation, reorganization, merger, consolidation or recapitalization of the Fund;

          (l) For delivery in accordance with the provisions of any agreement among the Fund, Custodian and a broker-dealer, relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange (or of any similar organization or organizations) regarding escrow or other arrangements in connection with transactions by the Fund;

          (m) For delivery in accordance with the provisions of any agreement among the Fund, Custodian, and a futures commission merchant, relating to compliance with the rules of the Commodity Futures Trading Commission and/or any contract market (or any similar organization or organizations) regarding account deposits in connection with transactions by the Fund;

          (n) For delivery to a broker-dealer registered under the 1934 Act or in accordance with the provisions of any agreement among the Fund, Custodian and such a broker-dealer as margin for a short sale of Securities;

          (o) For delivery (by a Foreign Sub-custodian or an agent of Custodian) to the depository used by an issuer of American Depositary Receipts or International Depositary Receipts (hereinafter collectively referred to as "ADRs") for such Securities against a written receipt therefor adequately describing such Securities and written evidence satisfactory to the Foreign Sub-custodian or agent that the depository has acknowledged receipt of instructions to issue with respect to such Securities ADRs in the name of the Custodian, or a nominee of the Custodian, for delivery to the Custodian;

          (p) To deliver ADRs to the issuer thereof against a written receipt therefor adequately describing the ADR's delivered and written evidence satisfactory to the Custodian that the issuer of the ADRs has acknowledged the receipt of instructions to cause its depository to deliver the Securities underlying such ADRs to a Foreign Sub-custodian or agent of Custodian; or

          (q) For any other proper purpose, but only upon receipt, in addition to Proper Instructions, of a copy of a resolution of the Board of Directors, certified by an Officer, specifying the Securities to be delivered, setting forth the purpose for which such delivery is to be made, declaring such purpose to be a proper purpose of the Fund, and naming the person or persons to whom delivery of such Securities is to be made.

     3.8   ACTIONS NOT REQUIRING PROPER INSTRUCTIONS.  Unless otherwise
           -----------------------------------------
instructed by the Fund, Custodian shall with respect to all Securities held for the Fund:

          (a) Subject to Section 8.4 below, collect on a timely basis all income and other payments to which the Fund is entitled either by law or pursuant to custom in the securities business;

          (b) Subject to Section 8.4 below, collect on a timely basis the amount payable upon or with respect to all Securities and other assets which may mature or be called, redeemed, retired or otherwise become payable;

          (c) Endorse for collection, in the name of the Fund, checks, drafts and other negotiable instruments;

          (d) Surrender interim receipts or Securities in temporary form for Securities in definitive form;

          (e) Execute, as custodian, any necessary declarations or certificates of ownership under the federal income tax laws or the laws or regulations of any other taxing authority now or hereafter in effect, and prepare and submit reports to the Internal Revenue Service ("IRS") and to the Fund at such time, in such manner and containing such information as is prescribed by the IRS;

           (f) Hold for the Fund all rights and similar securities issued with respect to Securities of the Fund; and

           (g) In general, attend to all non-discretionary details in connection with the sale, exchange, substitution, purchase, transfer and other dealings with Securities and assets of the Fund.

     3.9   REGISTRATION AND TRANSFER OF SECURITIES.  All Securities held for the
           ---------------------------------------
Fund that are issuable only in bearer form shall be held by Custodian in that form, provided that any such Securities shall be held in a Book-Entry System if eligible therefor. All other Securities held for the Fund may be registered in the name of Custodian as agent, any sub-custodian appointed pursuant to Section

3.3 above, any Securities Depository, any Foreign Sub-custodian or Foreign Securities Depository (in the case of Foreign Securities), or any nominee or agent of any of them. The Fund shall furnish to Custodian appropriate instruments to enable Custodian to hold or deliver in proper form for transfer, or to register as in this Section 3.9 provided, any Securities delivered to Custodian which are registered in the name of the Fund.

     3.10  RECORDS.  (a) Custodian shall maintain complete and accurate records
           -------
with respect to Securities, cash or other property held for the Fund, including
(i) journals or other records of original entry containing an itemized daily record in detail of all receipts and deliveries of Securities and all receipts and disbursements of cash; (ii) ledgers (or other records) reflecting (A) Securities in transfer, if any, (B) Securities in physical possession, (C) monies and Securities borrowed and monies and Securities loaned (together with a record of the collateral therefor and substitutions of such collateral), (D) dividends and interest received, and (E) dividends receivable and interest accrued; and (iii) cancelled checks and bank records related thereto. Custodian shall keep such other books and records with respect to Securities, cash and other property of the Fund which is held hereunder as the Fund may reasonably request.

          (b) All such books and records maintained by Custodian shall (i) be maintained in a form acceptable to the Fund and in compliance with rules and regulations of the Securities and Exchange Commission, (ii) be the property of the Fund and at all times during the regular business hours of Custodian be made available upon request for inspection by duly authorized officers, employees or agents of the Fund and employees or agents of the Securities and Exchange Commission, and (iii) if required to be maintained by Rule 31a-1 under the 1940 Act, be preserved for the periods prescribed in Rule 31a-2 under the 1940 Act.

     3.11  REPORTS BY CUSTODIAN.  Custodian shall furnish the Fund with a daily
           --------------------
activity statement, including a summary of all transfers to or from the Custody Account, on the day following such transfers. At least monthly and from time to time, Custodian shall furnish the Fund with a detailed statement of the Securities and moneys held for the Fund under this Agreement.

     3.12  OTHER REPORTS BY CUSTODIAN.  Custodian shall provide the Fund with
           --------------------------
such reports as the Fund may reasonably request from time to time on the internal accounting controls and procedures for safeguarding Securities which are employed by Custodian or any sub-custodian appointed pursuant to Section 3.3 above.

     3.13  PROXIES AND OTHER MATERIALS.  Unless otherwise instructed by the
           ---------------------------
Fund, Custodian shall promptly deliver to the Fund (at the address set forth in Article XV below) all notices of meetings, proxies and proxy materials which it receives regarding Securities held in the Custody Account. Before delivering them to the Fund, Custodian shall cause all proxies relating to such Securities which are not registered in the name of the Fund, or a nominee thereof, to be promptly executed by the registered holder of such Securities, without indication of the manner in which such proxies are to be voted. Unless otherwise instructed by the Fund, neither Custodian nor any of its agents shall exercise any voting rights with respect to Securities held hereunder.

     3.14  INFORMATION ON CORPORATE ACTIONS.  Custodian shall promptly transmit
           --------------------------------
to the Fund (at the address set forth in Article XV below) all written information received by Custodian from issuers of Securities held in the Custody Account. With respect to tender or exchange offers for such Securities, Custodian shall promptly transmit to the Fund all written information received by it from the issuers of the Securities whose tender or exchange is sought and by the party (or its agents) making the tender or exchange offer. If the Fund desires to take action with respect to any tender offer, exchange offer or other similar transaction, the Fund shall notify Custodian (a) in the case of Foreign Securities, such number of Business Days prior to the date on which Custodian is to take such action (which number of days is in the Custodian's sole discretion) as will allow Custodian to take such action in the relevant local market in a timely fashion, and (b) in the case of all other Securities, at least five Business Days prior to the date on which Custodian is to take such action.

     3.15  CO-OPERATION. Custodian shall cooperate with and supply necessary
           ------------
information to the entity or entities appointed by the Fund to keep the books of account of the Fund and/or to compute the value of the assets of the Fund.

                                   ARTICLE IV
                            DUTIES OF CUSTODIAN WITH
                             RESPECT TO PROPERTY OF
                    THE FUND HELD OUTSIDE THE UNITED STATES
                    ---------------------------------------


     4.1   APPOINTMENT OF FOREIGN SUB-CUSTODIANS.  Custodian may appoint sub-
           -------------------------------------
custodians pursuant to Section 3.3 hereof or Eligible Foreign Custodians in accordance with Rule 17f-5 under the 1940 Act as Foreign Sub-custodians hereunder for the Fund's Securities and other assets maintained outside the United States. Upon receipt of Written Instructions from the Fund to do so, the Custodian shall cease the employment of any Foreign Sub-custodian for maintaining custody of the Fund's assets.

     4.2   ASSETS TO BE HELD.  The Custodian shall limit the Securities and
           -----------------
other assets maintained in the custody of an Eligible Foreign Custodian to: (a) Foreign Securities, and (b) cash and cash equivalents in such amounts as the Fund may determine.

     4.3   FOREIGN SECURITIES DEPOSITORIES.  Custodian or any Foreign Sub-
           -------------------------------
custodian employed by it may maintain assets of the

Fund in Foreign Securities Depositories in accordance with Rule 17f-5 under the 1940 Act.

     4.4   AGREEMENTS WITH FOREIGN SUB-CUSTODIANS.  Fund shall approve in
           --------------------------------------
writing (a) the appointment of each Foreign Sub-custodian and the agreement pursuant to which the Custodian employs such Foreign Sub-custodian and (b) for the appointment of each Eligible Foreign Custodian as a Foreign Sub-custodian, the country or countries in which such Foreign Sub-custodian is authorized to hold Securities, cash and other property of the Fund.

     4.5   APPROVED FOREIGN SUB-CUSTODIANS.  (a) Those Foreign Sub-custodians
           -------------------------------
and the countries where and the Foreign Securities Depositories through which they or the Custodian may hold Securities, cash and other property of the Fund which the Fund has approved to date are set forth on Exhibit D hereto. Exhibit D shall be amended from time to time as Foreign Sub-custodians, countries and/or Foreign Securities Depositories are changed, added or deleted. The Fund shall be responsible for informing the Custodian sufficiently in advance of a proposed investment which is to be held in a country not listed in Exhibit E in order to allow the Fund to give the approval required by Section 4.4 hereof and for Custodian to put the appropriate arrangements in place with a Foreign Sub-custodian.

          (b) If the Fund invests in a Security to be held pursuant to this Article before the foregoing procedures have been completed, such Security may be held by such agent as Custodian may select, and Custodian shall bear no liability to Fund for the actions of such agent, except to the extent Custodian shall have recovered from such agent for any damages caused to Fund by such agent.

     4.6   REPORTS BY CUSTODIAN.  Custodian shall supply to the Fund from time
           --------------------
to time, as mutually agreed upon, reports in respect of the safekeeping of the Securities and other assets of the Fund held by Foreign Sub-custodians, including, but not limited to, advices or notifications of transfers of Securities to or from the accounts maintained by Foreign Sub-custodians for the Custodian on behalf of the Fund.

     4.7   TRANSACTIONS IN FOREIGN CUSTODY ACCOUNT. (a) Upon receipt of Proper
           ---------------------------------------
Instructions given in any of the cases specified in Section 3.7 above, Custodian shall cause the Foreign Sub-custodians to transfer, exchange or deliver Foreign Securities owned by the Fund, subject to all local laws, regulations, customs, procedures and practices applicable in the relevant local market; and

          (b) Upon receipt of Proper Instructions given in any of the cases specified in Section 3.6 above, Custodian shall cause the Foreign Sub-custodians to pay out monies of the Fund, subject to all local laws, regulations, customs, procedures and practices applicable in the relevant local market.

     4.8   LIABILITY OF FOREIGN SUB-CUSTODIANS.  The agreement pursuant to which
           -----------------------------------
the Custodian employs a Foreign Sub-custodian shall require such Foreign Sub-custodian to exercise reasonable care in the performance of its duties and shall hold such Foreign sub-custodian responsible for any direct loss or damage arising out of any willful misfeasance, bad faith or negligence of such Foreign Sub-custodian in the performance of its obligations under such agreement or out of its reckless disregard of such obligations. At its election, the Fund shall be subrogated to the rights of Custodian with respect to any claims against a Foreign Sub-custodian as a consequence of any such loss or damage if and to the extent that the Fund has not been made whole for any such loss or damage.

     4.9   LIABILITY OF CUSTODIAN.  Notwithstanding anything to the contrary in
           ----------------------
Section 8.1 below or elsewhere in this Agreement, Custodian shall have no greater liability to the Fund for the actions or omissions of any Foreign Sub-custodian than any such Foreign Sub-custodian has to Custodian, and Custodian shall not be required to discharge any such liability which may be imposed on it unless and until such Foreign Sub-custodian has effectively indemnified Custodian against it or has otherwise discharged its liability to Custodian in full. Custodian shall have no liability for any loss or damage resulting from acts or omissions of any Foreign Sub-custodian arising out of or caused, directly or indirectly, by circumstances beyond such Foreign Sub-custodian's reasonable control, including, without limitation, sovereign risk, as described in Section 8.7, or "force majeure", as covered in Article X.

     4.10  MONITORING RESPONSIBILITIES.  Upon the request of the Fund, Custodian
           ---------------------------
shall annually furnish to the Fund information concerning all Foreign Sub-custodians hereunder which shall be similar in kind and scope to that furnished to the Fund in connection with the initial approval by the Fund of the agreements pursuant to which Custodian employs such Foreign Sub-custodians or as otherwise required by Rule 17f-5 under the 1940 Act.

     4.11  TAX RECLAIMS.  Upon the written request of the Fund, Custodian shall
           ------------
exercise, on behalf of the Fund, tax reclaim rights of Fund which arise in connection with Foreign Securities in the Custody Account.

                                   ARTICLE V
                  PURCHASE AND SALE OF INVESTMENTS OF THE FUND
                  --------------------------------------------


     5.1   PURCHASE OF SECURITIES.  Promptly upon each purchase of Securities
           ----------------------
for the Fund, Written Instructions shall be delivered to Custodian, specifying
(a) the name of the issuer or writer of such

Securities, and the title or other description thereof, (b) the number of shares, principal amount (and accrued interest, if any), or other units purchased, (c) the date of purchase and settlement, (d) the purchase price per unit, (e) the total amount payable upon such purchase, and (f) the name of the person to whom such amount is payable. Custodian shall upon receipt of such Securities purchased by the Fund (or, if the Securities are transferred by means of a private placement transaction, upon the receipt of such Securities or payment instructions to Custodian which detail specific Securities to be acquired) pay out of the moneys held for the account of the Fund the total amount specified in such Written Instructions to the person named therein. Custodian shall not be under any obligation to pay out moneys to cover the cost of a purchase of Securities or other assets for the Fund if there is insufficient cash available in the Custody Account.

     5.2   SALE OF SECURITIES.  Promptly upon each sale of Securities by the
           ------------------
Fund, Written Instructions shall be delivered to Custodian, specifying (a) the name of the issuer or writer of such Securities, and the title or other description thereof, (b) the number of shares, principal amount (and accrued interest, if any), or other units sold, (c) the date of sale and settlement, (d) the sale price per unit, (e) the total amount payable upon such sale, and (f) the person to whom such Securities are to be delivered. Upon receipt of the total amount payable to the Fund as specified in such Written Instructions, Custodian shall deliver such Securities to the person specified in such Written Instructions. Subject to the foregoing, Custodian may accept payment in such form as shall be satisfactory to it, and may deliver Securities and arrange for payment in accordance with the customs prevailing among dealers in Securities.

     5.3   DELIVERY OF SECURITIES SOLD.  Notwithstanding Section 5.2 above or
           ---------------------------
any other provision of this Agreement and subject, in the case of Foreign Securities, to all local laws, regulations, customs, procedures and practices applicable in the relevant local market, Custodian, when instructed to deliver Securities against payment, shall be entitled, but only if in accordance with generally accepted market practice, to deliver such Securities prior to actual receipt of final payment therefor and, exclusively in the case of Securities in physical form, to deliver such Securities prior to receipt of payment. In any such case, the Fund shall bear the risk that final payment for such Securities may not be made or that such Securities may be returned or otherwise held or disposed of by or through the person to whom they were delivered, and Custodian shall have no liability for any of the foregoing.

     5.4   PAYMENT FOR SECURITIES SOLD, ETC.  In its sole discretion and from
           ---------------------------------
time to time, Custodian may credit the Custody Account, prior to actual receipt of final payment thereof, with (a) proceeds from the sale of Securities which it has been instructed to deliver against payment, (b) proceeds from the redemption of Securities or other assets of the Fund, and (c) income from cash, Securities or other assets of the Fund. Any such credit shall be conditional upon actual receipt by Custodian of final payment and may be reversed if final payment is not actually received in full. Custodian may, in its sole discretion and from time to time, permit the Fund to use funds so credited to the Custody Account in anticipation of actual receipt of final payment. Any such funds shall be repayable immediately upon demand made by Custodian at any time prior to the actual receipt of all final payments in anticipation of which funds were credited to the Custody Account.

     5.5   FINAL PAYMENT. For purposes of this Agreement, "final payment" means
           -------------
payment in funds which are (or have become) immediately available, under applicable law are irreversible, and are not subject to any security interest, levy, lien or other encumbrance.

                                 ARTICLE VI
                           REDEMPTION OF FUND SHARES
                           -------------------------


     6.1   TRANSFER OF FUNDS. From such funds as may be available for the
           -----------------
purpose in the Custody Account, and upon receipt of Proper Instructions specifying that the funds are required to redeem Shares on account of the Fund, Custodian shall wire each amount specified in such Proper Instructions to or through such bank as the Fund may designate therein with respect to such amount.

     6.2   NO DUTY REGARDING PAYING BANKS. Custodian shall not be responsible
           ------------------------------
for the payment or distribution by any bank designated in Proper Instructions given pursuant to Section 6.1 above of any amount paid by Custodian to such bank in accordance with such Proper Instructions.

                                  ARTICLE VII
                              SEGREGATED ACCOUNTS
                              -------------------


     Upon receipt of Proper Instructions, Custodian shall establish and maintain a segregated account or accounts for and on behalf of the Fund, into which account or accounts may be transferred cash and/or Securities, including Securities maintained in a Depository Account:

          (a) in accordance with the provisions of any agreement among the Fund, Custodian and a broker-dealer (or any futures commission merchant), relating to compliance with the rules of The Options Clearing Corporation or of any registered national securities exchange (or the Commodity Futures Trading Commission or any registered contract market), or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Fund,

          (b) for purposes of segregating cash or Securities in connection with securities options purchased or written by the Fund or in connection with financial futures contracts (or options thereon) purchased or sold by the Fund,

          (c) which constitute collateral for loans of Securities made by the Fund,

          (d) for purposes of compliance by the Fund with requirements under the 1940 Act for the maintenance of segregated accounts by registered investment companies in connection with reverse repurchase agreements, when-issued, delayed delivery and firm commitment transactions, and short sales of securities, and

          (e) for other proper purposes, but only upon receipt of, in addition to Proper Instructions, a copy of a resolution of the Board of Directors, certified by an Officer, setting forth the purpose or purposes of such segregated account and declaring such purposes to be proper purposes of the Fund.

                                  ARTICLE VIII
                            CONCERNING THE CUSTODIAN
                            ------------------------


     8.1   STANDARD OF CARE.  Custodian shall be held to the exercise of
           ----------------
reasonable care in carrying out its obligations under this Agreement, and shall be without liability to the Fund for any loss, damage, cost, expense (including attorneys' fees and disbursements), liability or claim which does not arise from willful misfeasance, bad faith or negligence on the part of Custodian or reckless disregard by Custodian of its obligations under this Agreement. Custodian shall be entitled to rely on and may act upon advice of counsel on all matters, and shall be without liability for any action reasonably taken or omitted pursuant to such advice. In no event shall Custodian be liable for special or consequential damages or be liable in any manner whatsoever for any action taken or omitted upon instructions from the Fund or any agent of the Fund. Custodian shall not be under any obligation at any time to ascertain whether the Fund is in compliance with the 1940 Act, the regulations thereunder, the provisions of its charter documents or by-laws, or its investment objectives, policies and limitations as in effect from time to time.

     8.2   ACTUAL COLLECTION REQUIRED.  Custodian shall not be liable for, or
           --------------------------
considered to be the custodian of, any cash belonging to the Fund or any money represented by a check, draft or other instrument for the payment of money, until Custodian or its agents actually receive such cash or collect on such instrument.

     8.3   NO RESPONSIBILITY FOR TITLE, ETC.  So long as and to the extent that
           ---------------------------------
it is in the exercise of reasonable care, Custodian shall not be responsible for the title, validity or genuineness of any property or evidence of title thereto received or delivered by it or its agents.

     8.4   LIMITATION ON DUTY TO COLLECT.  Custodian shall promptly notify the
           -----------------------------
Fund whenever any money or property due and payable from or on account of any Securities held hereunder for the Fund is not timely received by it. Custodian shall not, however, be required to enforce collection, by legal means or otherwise, of any such money or other property not paid when due, but shall receive the proceeds of such collections as may be effected by it or its agents in the ordinary course of Custodian's custody and safekeeping business or of the custody and safekeeping business of such agents.

     8.5   EXPRESS DUTIES ONLY. Custodian shall have no duties or obligations
           -------------------
whatsoever except such duties and obligations as are specifically set forth in this Agreement, and no covenant or obligation shall be implied in this Agreement against Custodian. Custodian shall have no discretion whatsoever with respect to the management, disposition or investment of the Custody Account and is not a fiduciary to the Fund.

     8.6   COMPLIANCE WITH LAWS. Custodian undertakes to comply with all
           --------------------
applicable requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, the 1940 Act and the Commodities Exchange Act and any laws, rules and regulations of governmental authorities having jurisdiction with respect to the duties to be performed by Custodian hereunder. Except as specifically set forth herein, Custodian assumes no responsibility for such compliance by the Fund.

     8.7   NO LIABILITY FOR SOVEREIGN RISK.  Custodian shall not be liable for
           -------------------------------
any loss involving any Securities, currencies, deposits or other property of the Fund, whether maintained by it, a Foreign Sub-custodian, a Foreign Securities Depository, an agent of Custodian or a Foreign Sub-custodian or a bank, or for any loss arising from a foreign currency transaction or contract, where the loss results from a sovereign risk or where the entity maintaining such Securities, currencies, deposits or other property of the Fund, whether Custodian, a Foreign Sub-custodian, a Foreign Securities Depository, an agent of Custodian or a Foreign Sub-custodian or a bank, has exercised reasonable care maintaining such property or in connection with the transaction involving such property. For purposes of this Agreement, "sovereign risk" shall mean nationalization, expropriation, devaluation, revaluation, confiscation, seizure, cancellation, destruction or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, taxes, levies or other charges affecting the Fund's property; or acts of war, terrorism, insurrection or revolution; or any other act or event beyond the control of the Foreign Sub-custodian, the Foreign Securities Depository or the agent of any of them.

                                  ARTICLE IX
                                INDEMNIFICATION
                                ---------------


     9.1   INDEMNIFICATION.  The Fund shall indemnify and hold harmless
           ---------------
Custodian, any sub-custodian and any nominee of Custodian or any sub-custodian, from and against any loss, damages, cost, expense (including attorneys' fees and disbursements), liability (including, without limitation, liability arising under the Securities Act of 1933, the 1934 Act, the 1940 Act, and any federal, state or foreign securities and/or banking laws) or claim arising directly or indirectly (a) from the fact that Securities are registered in the name of any such nominee, or (b) from any action or inaction by Custodian or such sub-custodian or other agent (i) at the request or direction of or in reliance on the advice of the Fund or any of its agents, or (ii) upon Proper Instructions, or (c) generally, from the performance of its obligations under this Agreement, provided that Custodian, any sub-custodian or any nominee of either of them shall not be indemnified and held harmless from and against any such loss, damage, cost, expense, liability or claim arising from Custodian's willful misfeasance, bad faith, negligence or reckless disregard of its obligations under this Agreement or, in the case of any sub-custodian or its nominee, from such sub-custodian's willful misfeasance, bad faith, negligence or reckless disregard of its obligations under the Agreement under which it is acting.

     9.2   INDEMNITY TO BE PROVIDED.  If the Fund requests Custodian to take any
           ------------------------
action with respect to Securities, which may, in the opinion of Custodian, result in Custodian or its nominee becoming liable for the payment of money or incurring liability of some other form, Custodian shall not be required to take such action until the Fund shall have provided indemnity therefor to Custodian in an amount and form satisfactory to Custodian.

     9.3  SECURITY.  As security for the payment of any present or future
          --------
obligation or liability of any kind which the Fund may have to Custodian with respect to or in connection with the Custody Account or this Agreement, the Fund hereby pledges to Custodian all cash, Securities and other property of every kind which is in the Custody Account or otherwise held for the Fund pursuant to this Agreement, and hereby grants to Custodian a lien, right of set-off and continuing security interest in such cash, Securities and other property.

                                   ARTICLE X
                                 FORCE MAJEURE
                                 -------------


     Neither Custodian nor the Fund shall be liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of God; earthquakes; fires; floods; wars; civil or military disturbances; sabotage; strikes; epidemics; riots; power failures; computer failure and any such circumstances beyond its reasonable control as may cause interruption, loss or malfunction of utility, transportation, computer (hardware or software) or telephone communication service; accidents; labor disputes; acts of civil or military authority; governmental actions; or inability to obtain labor, material, equipment or transportation.

                                   ARTICLE XI
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------


     Each of the Fund and Custodian represents and warrants for itself that (a) it has all necessary power and authority to perform its obligations hereunder,
(b) the execution and delivery by it of this Agreement, and the performance by it of its obligations under this Agreement, have been duly authorized by all necessary action and will not violate any law, regulation, charter, by-law, or other instrument, restriction or provision applicable to it or by which it is bound, and (c) this Agreement constitutes a legal, valid and binding obligation of it, enforceable against it in accordance with its terms.

                                  ARTICLE XII
                           COMPENSATION OF CUSTODIAN
                           -------------------------


     The Fund shall pay Custodian such fees and charges as are set forth in the fee schedule annexed hereto as Exhibit C, as such fee schedule may from time to time be revised by Custodian upon 14 days' prior written notice to the Fund.
Any annual fee or other charges payable by the Fund shall be paid monthly by automatic deduction from the Custody Account. Expenses incurred by Custodian in the performance of its services hereunder, and all other proper charges and disbursements of the Custody Account, shall be charged to the Custody Account by Custodian and paid therefrom.

                                  ARTICLE XIII
                                     TAXES
                                     -----


     Any and all taxes, including any interest and penalties with respect thereto, which may be levied or assessed under present or future laws or in respect of the Custody Account or any income thereof shall be charged to the Custody Account by Custodian and paid therefrom.

                                  ARTICLE XIV
                               AUTHORIZED PERSONS
                               ------------------


     14.1  AUTHORIZED PERSONS.  Custodian may rely upon and act in accordance
           ------------------
with any notice, confirmation, instruction or other communication received by it from the Fund which is reasonably believed by Custodian to have been given or signed on behalf of the Fund by one of the Authorized Persons designated by the Fund in Exhibit A hereto, as it may from time to time be revised. The Fund may revise Exhibit A hereto at any time by notice in writing to Custodian given in accordance with Article XV below, but no revision of Exhibit A hereto shall be effective until Custodian actually receives such notice.

     14.2  INVESTMENT ADVISERS.  Custodian may also act in accordance with any
           -------------------
Written or Oral Instructions which are reasonably believed by Custodian to have been given or signed by one of the persons designated from time to time by any of the investment advisers of the Fund specified in Exhibit B hereto (if any) as it may from time to time be revised. The Fund may revise Exhibit B hereto at any time by notice in writing to Custodian given in accordance with Article XV below, and each investment adviser specified in Exhibit B hereto (if any) may at any time by like notice designate an Authorized Person or remove an Authorized Person previously designated by it, but no revision of Exhibit B hereto (if any) and no designation or removal by such investment adviser shall be effective until Custodian actually receives such notice.

     14.3  ORAL INSTRUCTIONS.  Custodian may rely upon and act in accordance
           -----------------
with Oral Instructions (as defined in Section 1.11 above). If Written Instructions confirming Oral Instructions are not received by Custodian prior to a transaction, it shall in no way affect the validity of the transaction authorized by such Oral Instructions or the authorization of the Fund to effect such transaction. Custodian shall incur no liability to the Fund in acting upon Oral Instructions (as defined in Section 1.11 above). To the extent such Oral Instructions vary from any confirming Written Instructions, Custodian shall advise the Fund of such variance but unless confirming Written Instructions are timely received, such Oral Instructions will govern. Either Custodian or Fund may electronically record any instructions given by telephone and any other telephone discussions with respect to the account of the Fund.

                                  ARTICLE XV
                                    NOTICES
                                    -------

     Unless otherwise specified herein, all demands, notices, instructions, and other communications to be given hereunder shall be sent, delivered or given to the recipient at the address set forth after its name hereinbelow:

           IF TO THE FUND:

           Total Return Bond Portfolio - The Bear Stearns Funds
           245 Park Avenue
           New York, New York 10167
           Attention: Frank J. Maresca
                      ----------------
           Telephone: (212) 272-2093
           Facsimile: (212) 272-3098


           IF TO CUSTODIAN:

           Custodial Trust Company
           101 Carnegie Center
           Princeton, New Jersey 08540-6231
           Attention: Vice President - Trust Operations
                      ---------------------------------
           Telephone: (609) 951-2320
           Facsimile: (609) 951-2327

or at such other address as either party shall have provided to the other by notice given in accordance with this Article XV. Writing shall include transmissions by or through teletype, facsimile, central processing unit connection, on-line terminal and magnetic tape.

                                  ARTICLE XVI
                                  TERMINATION
                                  -----------


     Either party hereto may terminate this Agreement by giving to the other party a notice in writing specifying the date of such termination, which shall be not less than sixty (60) days after the date of the giving of such notice. Upon the date set forth in such notice this Agreement shall terminate, and Custodian shall, upon receipt of a notice of acceptance by the successor custodian, on that date (a) deliver directly to the successor custodian or its agents all Securities (other than Securities held in a Book-Entry System, Securities Depository or Foreign Securities Depository) and cash then owned by the Fund and held by Custodian as custodian, and (b) transfer any Securities held in a Book-Entry System, Securities Depository or Foreign Securities Depository to an account of or for the benefit of the Fund, provided that the Fund shall have paid to Custodian all fees, expenses and other amounts to the payment or reimbursement of which it shall then be entitled.

                                 ARTICLE XVII
                                 MISCELLANEOUS
                                 -------------


     17.1  BUSINESS DAYS. Nothing contained in this Agreement shall require
           -------------
Custodian to perform any function or duties on a day other than a Business Day.

     17.2  GOVERNING LAW.  This Agreement shall be governed by and construed in
           -------------
accordance with the laws of the State of New York, without regard to the conflict of law principles thereof.

     17.3  REFERENCES TO CUSTODIAN. The Fund shall not circulate any printed
           -----------------------
matter which contains any reference to Custodian without the prior written approval of Custodian, excepting printed matter contained in the prospectus or statement of additional information for the Fund and such other printed matter as merely identifies Custodian as custodian for the Fund. The Fund shall submit printed matter requiring approval to Custodian in draft form, allowing sufficient time for review by Custodian and its counsel prior to any deadline for printing.

     17.4  NO WAIVER.  No failure by either party hereto to exercise, and no
           ---------
delay by such party in exercising, any right hereunder shall operate as a waiver thereof. The exercise by either party hereto of any right hereunder shall not preclude the exercise of any other right, and the remedies provided herein are cumulative and not exclusive of any remedies provided at law or in equity.

     17.5  AMENDMENTS.  This Agreement cannot be changed orally and no amendment
           ----------
to this Agreement shall be effective unless evidenced by an instrument in writing executed by the parties hereto.

     17.6  COUNTERPARTS.  This Agreement may be executed in one or more
           ------------
counterparts, and by the parties hereto on separate counterparts, each of which shall be deemed an original but all of which together shall constitute but one and the same instrument.

     17.7  SEVERABILITY.  If any provision of this Agreement shall be invalid,
           ------------
illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions shall not be affected or impaired thereby.

     17.8  SUCCESSORS AND ASSIGNS.  This Agreement shall be binding upon and
           ----------------------
shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by
             --------  -------
either party hereto without the written consent of the other party. Any purported assignment in violation of this Section 17.8 shall be void.

     17.9  HEADINGS.  The headings of sections in this Agreement are for
           --------
convenience of reference only and shall not affect the meaning or construction of any provision of this Agreement.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its representative thereunto duly authorized, all as of the day and year first above written.


TOTAL RETURN BOND PORTFOLIO -                CUSTODIAL TRUST COMPANY
THE BEAR STEARNS FUNDS



By /s/ Frank J. Maresca                      By /s/ Ronald D. Watson
   --------------------                         -----------------------
   Authorized Officer                           Authorized Officer

                                   EXHIBIT A
                                   ---------

                AUTHORIZED PERSONS WITH ACCESS TO INVESTMENTS/*/


     Set forth below are the names of the persons, whose specimen signatures are on file with the Custodian, authorized by the Board of Trustees of The Bear Stearns Funds to have access to the Total Return Bond Portfolio's (the "Fund") investments.


 Name
 ----

 John D. Knox

 Mark R. Valkenburg

 Frank J. Maresca

 Vincent L. Pereira

 Eileen M. Coyle



_____________________

/*/Nothing herein shall prohibit any person designated as an Authorized Person from giving Oral Instructions or Written Instructions to the Custodian, so long as it does not result in delivery of or access to securities and similar investments of the Fund by such person.

                                   EXHIBIT B
                                   ---------


                              INVESTMENT ADVISERS

                       Bear Stearns Funds Management Inc.

                                   EXHIBIT C
                                   ---------


                      CUSTODY FEES AND TRANSACTION CHARGES



     DOMESTIC FEES.  The Fund shall pay Custodian the following fees and charges
     -------------
for assets in the United States ("Domestic Assets") and transactions in the United States, all such fees and charges to be payable monthly:

     (1) an annual fee of the greater of 0.015% (one and one-half basis points) per annum of the value of the Domestic Assets in the Custody Account or $5,000, such fee to be payable monthly based upon the total market value of such Domestic Assets as determined on the last Business Day of the month for which such fee is charged;

     (2) a transaction charge of $18 for each buy, sell or redemption transaction executed in the Custody Account with respect to such Domestic Assets as are book-entry Securities (but not for any such buy or sell in a repurchase transaction representing a cash sweep investment for the Fund's account or the investment by the Fund of collateral for a loan of Securities);

     (3) a transaction charge of $50 for each receipt or delivery into or from the Custody Account of such Domestic Assets as are Securities in physical form;

     (4) a transaction charge for each repurchase transaction in the Custody Account which represents a cash sweep investment for the Fund's account, computed at a rate of 0.10% (ten basis points) per annum on the amount of the purchase price paid or received by the Fund in such repurchase transaction;

     (5)  a charge of $10 for each funds transfer; and

     (6) a service charge for each holding of Domestic Assets consisting of Securities or other property sold by way of private placement or in such other manner as to require services by Custodian which in the reasonable judgment of Custodian are materially in excess of those ordinarily required for the holding of publicly traded Securities in the United States.

     INTERNATIONAL FEES.  The Fund shall pay Custodian fees for assets outside
     ------------------
the United States ("Foreign Assets") and transaction charges and other charges (including, without limitation, charges for funds transfers, tax reclaims, and foreign exchange services) outside the United States, all such fees and charges to be payable monthly, according to a schedule of such fees and charges specific to each country in which Foreign Assets are held, such schedule to be provided from time to time upon request.

     Fees shall be based upon the total market value of the applicable Foreign Assets as determined on the last Business Day of the month for which such fees are charged.

                                   EXHIBIT D
                                   ---------


                        APPROVED FOREIGN SUB-CUSTODIANS



Foreign Sub-custodian       Country(ies)         Securities Depositories
---------------------       ------------

                                 (See Attached)

                                 CITIBANK, N.A.
                       SEC RULE 17F-5 INFORMATION PACKAGE
                                  AUGUST 1994

          SECTION 2:  OVERVIEW OF FOREIGN SUBCUSTODIANS & DEPOSITORIES


SECTION 2:
OVERVIEW OF CITIBANK'S
FOREIGN SUBCUSTODIAN AND
DEPOSITORY ARRANGEMENTS

                                                      Colombia:      Cititrust Colombia S.A.
                                                                     Carrera 9A, No. 99-02,
                                                                     Bogota, Colombia
2-01.0 SUBCUSTODIAN NETWORK

Argentina:        Citibank, N.A. (Argentina)          Denmark:       Den Danske Bank
                  Bartolome Mitre 502/30                             2-12 Holmens Kanal
                  1036 Buenos Aires, Argentina                       DK-1092 Copenhagen K.
                                                                     Denmark

Australia:        Citicorp Nominees Pty. Ltd.         Finland:       Kansallis-Osake-Pankki
                  101 Collins Street                                 Aleksanterinkatu 42
                  Melbourne, VIC 3000 Australia                      00100 Helsinki, Finland

Austria:          Citibank (Austria) A.G.             France:        Citibank S.A. (France)
                  Postfach 90                                        Cedex 36
                  Lothringerstrasse 7                                92073 Paris la Defense, France
                  A-1015 Vienna, Austria
                                                                     Banque Paribas
Belgium:          Generale Bank                                      3 Rue D'Antim
                  Montagne du Parc 3                                 75002 Paris, France
                  1000 Brussels, Belgium

Brazil:           Citibank, N.A. (Brazil)             Germany:       Citibank Aktiengesellschaft
                  Avenida Paulista 1111                              Neue Mainzer Str. 75,
                  Sao Paulo, Brazil                                  60311, Frankfurt/Main,
                                                                     Germany

Canada:           Citibank Canada                     Greece:        Citibank, N.A. (Greece)
                  123 Front Street West                              Athens Branch
                  Toronto, Ontario                                   Othonos 8
                  M5J2M3, Canada                                     Athens 10557, Greece

Chile:            Citibank, N.A. (Chile)              Hong Kong:     Citibank, N.A. (Hong Kong)
                  Ahumada 40                                         Citicorp Tower
                  Santiago, Chile                                    Citicorp Plaza
                                                                     3 Garden Road
                                                                     Central, Hong Kong

China:            Citibank, N.A. (Hong Kong)          Hungary:       Citibank Budapest Rt.
                  c/o Citibank, N.A.,                                1052 Budapest V19-21.
                  Hong Kong, Citicorp Tower,                         Vaci Utca
                  Citicorp Plaza, 3 Garden Road,                     Hungary
                  Central, Hong Kong

India:            Citibank, N.A. (India)              New Zealand:   Citibank Nominees (New
                  Sakhar Bhavan                                      Zealand) Ltd.
                  230 Backbay Reclamation                            23 Customs Street East
                  Nariman Point                                      Auckland 1, New Zealand
                  Bombay 400 021

Indonesia:        Citibank, N.A. (Jakarta)
                  Jalan Jend. Sudirman No. 1          Norway:        Christiania Bank
                  Jakarta 12910, Indonesia                           P.O. Box 1166 Sentrum
                                                                     0107 Oslo 1, Norway
Ireland:          Citibank, N.A. (Ireland)
                  IFSC House, Custom House            Pakistan:      Citibank, N.A. (Pakistan)
                  Quay, Dublin 2                                     P.O. Box 4889
                  Ireland                                            11 Chundrigar Road
                                                                     Karachi 74200
Italy:            Citibank, N.A. (Italy)                             Pakistan
                  Foro Buonaparte N. 16
                  Casella Postale 10932
                  20121 Milan, Italy

Japan:            Citibank, N.A. (Japan)              Peru:          Citibank, N.A. (Lima)
                  Citicorp Center,                                   Av. Camino Real 456,
                  2-314 Higashi Shinagawa,                           Torre Real 5t 0 Piso,
                  Shinagawa - ku,                                    Lima 27
                  Tokyo, Japan                                       Peru

Jordan:           Citibank, N.A. (Jordan)             Philippines:   Citibank, N.A. (Philippines)
                  3rd Circle                                         Citibank Center
                  Jordan Insurance Building                          8741 Paseo de Roxas
                  Prince Mohammad Street                             Makati Metro
                  Amman, Jordan                                      Manila, Philippines

Korea:            Citibank, N.A. (Korea)              Poland:        Citibank Poland S.A.
                  89-29 Shinmun-Ro,                                  Sentorska 12,
                  Chongro-ku                                         00-082 Warsaw,
                  Seoul, Korea                                       Poland

Luxembourg:       Cedel S.A.                          Portugal:      Citibank Portugal S.A.
                  67 Boulevard                                       Rua Barat, Salgueiro 30,
                  Grande-Duchesse Charlotte                          4th floor, 1200 Lisbon,
                  L-1010, Luxembourg                                 Portugal

Malaysia:         Citibank Berhad                     Puerto Rico:   Citibank, N.A.
                  28-30 Medan Pasar                                  252 Ponce De Leon Avenue
                  50050 Kuala Lumpur, Malaysia                       San Juan, Puerto Rico 00936

Mexico:           Citibank, N.A. (Mexico)             Singapore:     Citibank, N.A. (Singapore)
                  Paseo de la Reforma 390                            UIC Building #01-00
                  Mexico City DF, 06695 Mexico                       5 Shenton Way
                                                                     Singapore 0106
Netherlands:      Citibank, N.A. (Netherlands)
                  "Europlaza",                        South Africa:  First National Bank
                  Hoogoorddreef 54 B,                                Mezzanine floor,
                  1101 BE Amsterdam z.o.,                            3 First Place,
                  The Netherlands                                    Post Box 7713
                                                                     Johannesburg, 2000
                                                                     South Africa

Spain:            Citibank, N.A. (Spain)
                  Jose Ortega Y Gasset 29
                  28006 Madrid, Spain

Sri Lanka:        Citibank, N.A. (Sri Lanka)
                  67 Dharmapala Mawatha
                  P.O. Box 888
                  Colombo 7, Sri Lanka

Sweden:           Skandinaviska Enskilda Banken
                  Sergels Torg 2
                  Stockholm, Sweden

Switzerland:      Citibank (Switzerland)
                  Bahnhofstrass 63,
                  Post Office Box 24
                  8021 Zurich, Switzerland

Taiwan:           Citibank, N.A. (Taiwan)
                  Taipei Branch
                  No. 52 Ming Sheng East Road
                  Sec. 4
                  Taipei, Taiwan

Thailand:         Citibank, N.A. (Thailand)
                  127 South Sathom Road
                  Bangkok 10120, Thailand

Turkey:           Citibank, N.A. (Turkey)
                  Buyukedere Caddesi,
                  No. 100, Eseutepe 80280
                  Istanbul, Turkey

United Kingdom:   Citibank, N.A.
                  25 Molesworth St,
                  Lewisham, London SE 13 7EX
                  United Kingdom

                  The First National Bank of
                  Chicago
                  27 Leadenhall Street
                  London EC3A 1AA, England

Uruguay:          Citibank, N.A. (Uruguay)
                  Cerrito 455
                  P.O. Box 690
                  Montevideo
                  Uruguay

Venezuela:        Citibank, N.A. (Caracas)
                  Carmelitas a Altagracia
                  Edificio Citibank
                  Caracas 1010, Venezuela

2-01.1    STATUS AND SHAREHOLDERS' EQUITY

COUNTRY         SUBCUSTODIAN                                 STATUS         SHAREHOLDERS'
                                                                               EQUITY
Argentina       Citibank, N.A.                               Branch         NA

Australia       Citicorp Nominees Pty. Ltd.                  Subsidiary     SEC Exemption

Austria         Citibank (Austria) A.G.                      Subsidiary     SEC Exemption

Belgium         Generale Bank                                Correspondent  US$ 2,260 MM

Brazil          Citibank, N.A.                               Branch         NA

Canada          Citibank Canada                              Subsidiary     US$ 299.9 MM

Chile           Citibank, N.A.                               Branch         NA

China           Citibank, N.A.                               Branch         NA

Colombia        Cititrust Colombia S.A.                      Subsidiary     SEC Exemption
                Sociedad Fiduciary

Denmark         Den Danske Bank                              Correspondent  US$ 2,975 MM

Finland         Kansallis-Osake-Pankki                       Correspondent  US$ 1,325 MM

France          Citibank S.A.                                Subsidiary     SEC Exemption

France          Banque Paribas                               Correspondent  US$ 2,998 MM

Germany         Citibank Aktiengesellschaft                  Subsidiary     US$ 298 MM

Greece          Citibank, N.A.                               Branch         NA

Hong Kong       Citibank, N.A.                               Branch         NA

Hungary         Citibank Budapest Rt.                        Subsidiary     SEC Exemption

India           Citibank, N.A.                               Branch         NA

Indonesia       Citibank, N.A.                               Branch         NA

Ireland         Citibank, N.A.                               Branch         NA

Italy           Citibank, N.A.                               Branch         NA

Japan           Citibank, N.A.                               Branch         NA

Jordan          Citibank, N.A.                               Branch         NA

Korea           Citibank, N.A.                               Branch         NA

Luxembourg      Cedel S.A.                                   Depository     NA

Malaysia        Citibank Berhad                              Subsidiary     US$ 145MM

Mexico          Citibank, N.A.                               Branch         NA

Netherlands     Citibank, N.A.                               Branch         NA

New Zealand     Citibank Nominees (NZ) Ltd.                  Subsidiary     SEC Exemption

Norway          Christiania Bank                             Correspondent  US$ 512MM

Pakistan        Citibank, N.A.                               Branch         NA

Peru            Citibank, N.A.                               Branch         NA

Philippines     Citibank, N.A.                               Branch         NA

Poland          Citibank Poland S.A.                         Subsidiary     SEC Exemption

Portugal        Citibank Portugal S.A.                       Subsidiary     SEC Exemption

Singapore       Citibank, N.A.                               Branch         NA

South Africa    First National Bank of Southern Africa Ltd.  Correspondent  US$ 620MM

Spain           Citibank, N.A.                               Branch         NA

Sri Lanka       Citibank, N.A.                               Branch         NA

Sweden          Skandinaviska Enskilda Banken                Correspondent  US$ 669MM

Switzerland     Citibank (Switzerland)                       Affiliate      US$ 198MM

Taiwan          Citibank, N.A.                               Branch         NA

Thailand        Citibank, N.A.                               Branch         NA

Turkey          Citibank, N.A.                               Branch         NA

U.K.            Citibank, N.A.                               Branch         NA

Uruguay         Citibank, N.A.                               Branch         NA

Venezuela       Citibank, N.A.                               Branch         NA

2-02.0  DEPOSITORIES

Argentina:                Caja de Valores ("CDV")                Finland:             Central Share Registry
                                                                                      The Helsinki Money Market Center

Australia:                The Reserve Bank Information           France:              Societe Interprofessionnelle
                          and Transfer System ("RITS")                                pour la Compensation de
                                                                                      Valeurs Mobilieres
                          Austraclear                                                 ("SICOVAM")

Austria:                  Wertpapiersammelbank                                        Banque de France
                          bei der Oesterreichische
                          Kontrollbank ("OEKB/WSB")              Germany:             Deutscher Kassenverein A.G.
                                                                                      ("DKV")
Belgium:                  Caisse Interprofessionelle
                          de Depots et de Virements              Greece:              Central Securities Depository,
                          de Titres S.A. ("CIK")                                      S.A. ("CSD")

                          Banque Nationale                       Hong Kong:           Central Clearing and
                          de Belgique ("BNB")                                         Settlement System
                                                                                      ("CCASS")
Brazil:                   BOVESPA's Registered
                          Shares Fungible Custody                Hungary:             The Central Depository and
                          ("BOVESPA")                                                 Clearing House ("CDCH")

Canada:                   The Canadian Depository for            Ireland:             Gilt Settlement Office ("GSO")
                          Securities Limited ("CDS")
                                                                 Italy:               Monte Titoli Instituto per la
China:                    The Shanghai Securities                                     Custodia e l'Amministrazione
                          Central Clearing and                                        Accentrata di Valori Mibiliar
                          Registration Corporation                                    ("Monte Titoli")
                          ("SSCCRC")
                                                                                      The Bank of Italy
                          The Shenzhen Securities
                          Registrars Co. Ltd. - registrar        Japan:               Japan Securities Depository
                          for three banks forming a                                   Center ("JASDEC")
                          decentralized depository
                          structure                                                   The Bank of Japan ("BOJ")

Denmark:                  Vaerdipapircentralen ("VP")            Korea:               The Korea Securities
                                                                                      Depository ("KSD")

Luxembourg:               CEDEL, S.A.


Malaysia:                 Malaysian Central
                          Depository Sdn. Bhd.
                          ("MCD")

Mexico:                   Instituto para el Deposito de
                          Valores ("S.D. Indeval")

Netherlands:              Nederlands Centraal Instituut
                          voor Giraal Effectenverkeer
                          B.V. ("Necigef")

New Zealand:              Austraclear

Norway:                   The Norwegian Registry of
                          Securities -
                          Verdipapirsentralen ("VPS")

Peru:                     Caja de Valores ("CAVAL")

Poland:                   The National Depository of Securities
                          (Krajowy Depozyt Papierow Wartosciowych)

Portugal:                 Central de Registo e Valores Mobiliarios

Singapore:                Central Depository (PTE) Ltd.

South Africa:             The Central Depository (Pty) Ltd.

Spain:                    Servico de Compensacion y
                          Liquidacion de Valores ("SCLV")

Sri Lanka:                Central Depository System (Pvt) Limited

Sweden:                   Vardepapperscentralen VPC AB ("VPC")

Switzerland:              Schwerzerische Effekten-Giro AG ("SEGA")

Taiwan:                   Taiwan Securities Central
                          Depository Co., Ltd. ("TSCD")

Thailand:                 Share Depository Center ("SDC")

Turkey:                   Istanbul Stock Exchange Settlement
                          and Custody Company Inc.

United
Kingdom:                  Central Gilts Office ("CGO")

                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK
                             GLOBAL CUSTODY NETWORK

                             START                                               DEPOSITORY IN ADDITION TO THE CENTRAL BANK,
COUNTRY                      DATE         SUBCUSTODIAN                           IF APPLICABLE.
Argentina                    1991         Morgan Guaranty Trust Co. of           Caja de Valores
                                          N.Y. - Buenos Aires Office

Australia                    1982         ANZ Banking Group                      Austraclear

Austria                      1988         Creditanstalt-Bankverein               OeKB-WSB (Wertpapiersammelbank bei der
                                                                                 Oesterreichischen
                                                                                 Kontrollbank AG)

Belgium                      1977         Morgan Guaranty Trust Co. of           CIK (Caisse Interprofessionnelle de
                                          N.Y. - Brussels Office                 Depots et de Virements de Titres)

                                                                                 Euroclear Clearance System Limited

Brazil                       1991         Morgan Guaranty Trust Co. of           BOVESPA (Bolsa de Valores de Sao Paolo;
                                          N.Y. - Sao Paulo Office                equities)

                                                                                 BVRJ (Bolsa de Valores de Rio de Janeiro,
                                                                                 equities)

                                                                                 CETIP (Central de Custodia e Liquidacao
                                                                                 Financeira de Titulos; corporate bonds)

                                                                                 SELEC (Sistema Especial de Liquidacao e
                                                                                 Custodia; gov't securities)

Canada                       1978         Canadian Imperial Bank of              CDS (Canadian Depository for Securities)
                                          Commerce

Chile                        1993         Citibank, N.A.

People's Republic            1992         Hongkong and Shanghai Banking
of China-                                 Corporation
Shanghai and
Shenzhen

Czech Republic               1994         Ceskoslovenska Obchodni Banka, A.S.

Denmark                      1985         Den Danske Bank                        VP (Vaerdipapircentralen; Danish
                                                                                 Securities Centre)

Finland                      1985         Union Bank of Finland

France                       1977         Morgan Guaranty Trust Co. of           SICOVAM (Societe Interprofessionnelle Pour La
                                          N.Y. - Paris Office                    Compensation des Valeurs Mobilieres)

Germany                      1977         Morgan Guaranty Trust Co. of           DKV (Deutscher Kassenverein)
                                          N.Y. - Frankfurt Office

Greece                       1989         National Bank of Greece S.A.

Hong Kong                    1978         Hongkong and Shanghai Banking          CCASS (Central Clearing and Settlement System)
                                          Corporation

Hungary                      1993         Citibank N.A.

India                        1993         Hongkong and Shanghai Banking
                                          Corporation

Indonesia                    1990         Hongkong and Shanghai Banking
                                          Corporation

Ireland                      1988         Allied Irish Banks PLC

Israel                       1994         Bank Leumi LE                          TASE (Tel Aviv Stock Exchange) Clearing House Ltd.

Italy                        1977         Morgan Guaranty Trust Co. of N.Y.      Monte Titoli S.p.A.
                                          Milan Office

Japan                        1977         The Fuji Bank, Limited                 JASDEC (Japan Securities Depository Center)

                                                                                 JSA (Japan Securities Agent)

Jordan                       1994         Citibank, N.A.

Korea                        1991         Bank of Seoul                          KSSC (Korea Securities Settlement Corporation)

Luxembourg                   1992         Banque Internationale A                CEDEL (Centrale de Livraison des Valeurs
                                          Luxembourg, S.A.                       Mobilieres)

Malaysia                     1987         Hongkong and Shanghai Banking          SCANS (Securities Clearing Automated
                                          Corporation                            Network Services)

Mexico                       1990         Citibank, N.A.                         Indeval

Morocco                      1994         Banque Commerciale du Maroc

Netherlands                  1978         Bank Labouchere nv                     NECIGEF (Nederlands Centraal Instituut Voor
                                                                                 Giraal Effectenverkeer BV)

New Zealand                  1982         ANZ Banking Group Ltd.

Norway                       1978         Den Norske Bank                        VPS (Verdipapirsentralen; Norwegian
                                                                                 Registry of Securities)

Pakistan                     1994         Citibank, N.A.

Peru                         1994         Citibank, N.A.                         CAVAL (Caja de Valores)

Philippines                  1990         Hongkong and Shanghai Banking
                                          Corporation

Poland                       1993         Bank Handlowy

Portugal                     1988         Banco Espirito Santo E
                                          Comercial de Lisboa

Singapore                    1988         Development Bank of Singapore          (CDP) Central Depository Pte

South Africa                 1993         First National Bank of Southern
                                          Africa

Spain                        1977         Morgan Guaranty Trust Co. of
                                          N.Y. - Madrid Office

Sri Lanka                    1992         Hongkong and Shanghai Banking
                                          Corporation

Sweden                       1985         Skandinaviska Enskilda Banken          VPC (Vaerdepappercentralen; Securities
                                                                                 Register Centre)

Switzerland                  1977         Bank Leu                               SEGA (Schweizerische Effekten - Giro AG)

Taiwan                       1992         Hongkong and Shanghai Banking
                                          Corporation

Thailand                     1988         Hongkong and Shanghai Banking
                                          Corporation

Turkey                       1990         Citibank, N.A.                         Istanbul Stock Exchange Settlement and
                                          Ottoman Bank                           Custody Company, Inc. (I.M.K.B. Takas ve Saklama
                                                                                 A.S.)

United Kingdom               1977         Morgan Guaranty Trust Co. of N.Y.      TALISMAN (Transfer, Accounting and
                                          London Office                          Lodgement for Investors, Stock Management for
                                                                                 Jobbers)

                                                                                 CGO (Central Gilts Office)
                                                                                 CMS (Central Money Market Office)

United States of             1977         Morgan Guaranty Trust Co. of           The Federal Reserve Bank of New York
America                                   N.Y.                                   The Depository Trust Co.
                                                                                 The Participants Trust Co.

Venezuela                    1991         Citibank, N.A.

                                                                     EXHIBIT (8)

                               CUSTODY AGREEMENT



     This AGREEMENT, dated as of February 22, 1995, by and between the S&P STARS PORTFOLIO (the "Fund"), a portfolio of The Bear Stearns Funds (the "Company"), an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts, and CUSTODIAL TRUST COMPANY, a bank organized and existing under the laws of the State of New Jersey (the "Custodian").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Fund desires that its Securities, cash and other assets be held and administered by Custodian pursuant to this Agreement;

     WHEREAS, the Fund is an investment portfolio represented by a series of Shares constituting part of the capital stock of the Company, an open-end management investment company registered under the 1940 Act (as hereinafter defined);

     WHEREAS, Custodian represents that it is a bank having the qualifications prescribed in Section 26(a)(i) of the 1940 Act;

     NOW, THEREFORE, in consideration of the mutual agreements herein made, the Fund and Custodian hereby agree as follows:

                                   ARTICLE I
                                  DEFINITIONS
                                  -----------


     Whenever used in this Agreement, the following terms, unless the context otherwise requires, shall mean:

     1.1   "AUTHORIZED PERSON" means any Officer or other person duly authorized
            -----------------
by resolution of the Board of Directors to give Oral Instructions and Written Instructions on behalf of the Fund and identified, by name or by office, in Exhibit A hereto or any person duly designated to do so by an investment adviser of the Fund specified by the Fund in Exhibit B hereto.

     1.2   "BOARD OF DIRECTORS" means the Board of Trustees of the Fund or, when
            ------------------
permitted under the 1940 Act, the Executive Committee thereof, if any.

     1.3   "BOOK-ENTRY SYSTEM" means a book-entry system maintained by a Federal
            -----------------
Reserve bank as provided for in Subpart O of Treasury Circular No. 300, 31 CFR 306, in Subpart B of 31 CFR Part 350, or in such other book-entry regulations of federal agencies as are substantially in the form of such Subpart O.

     1.4   "BUSINESS DAY" means any day recognized as a  settlement day by The
            ------------
New York Stock Exchange, Inc. and on which banks in the State of New Jersey are open for business.

     1.5   "CUSTODY ACCOUNT" means the account in the name of the Fund, which is
            ---------------
provided for in Section 3.2 below.

     1.6   "ELIGIBLE FOREIGN CUSTODIAN" means any banking institution, trust
            --------------------------
company or other entity organized under the laws of a country other than the United States which is eligible under Rule 17f-5 under the 1940 Act to act as a sub-custodian for Foreign Securities and other assets of the Fund held outside the United States.

     1.7   "FOREIGN SECURITIES" means Securities as defined in paragraph (c)(1)
            ------------------
of Rule 17f-5 under the 1940 Act.

     1.8   "FOREIGN SECURITIES DEPOSITORY" means a securities depository or
            -----------------------------
clearing agency as defined in subparagraphs (c)(2)(iii) or (iv) of Rule 17f-5 under the 1940 Act.

     1.9   "1940 ACT" means the Investment Company Act of 1940, as amended.
            --------

     1.10  "OFFICER" means the President, any Vice President, the Secretary, any
            -------
Assistant Secretary, the Treasurer, or any Assistant Treasurer of the Fund.

     1.11  "ORAL INSTRUCTIONS" means instructions orally transmitted to and
            -----------------
accepted by Custodian which are (a) reasonably believed by Custodian to have been given by an Authorized Person, (b) recorded and kept among the records of Custodian made in the ordinary course of business, and (c) orally confirmed by Custodian.

     1.12  "PROPER INSTRUCTIONS" means Oral Instructions or Written
            -------------------
Instructions. Proper Instructions may be continuing Written Instructions when deemed appropriate by both parties.

     1.13  "SECURITIES" includes, without limitation, common and preferred
            ----------
stocks, bonds, call options, put options, debentures, notes, bank certificates of deposit, forward contracts, futures contracts (including those related to indexes), options on futures contracts or indexes, bankers' acceptances, mortgage-backed securities or other obligations, and any certificates, receipts, warrants or other instruments or documents representing rights to receive, purchase or subscribe for the same, or evidencing or representing any other rights or interests therein, or any similar property or assets that Custodian has the facilities to clear and to service.

     1.14  "SECURITIES DEPOSITORY" means The Depository Trust Company and
            ---------------------
(provided that Custodian has received a copy of a resolution of the Board of Directors of the Fund, certified by an Officer, specifically approving the use thereof as a depository for the Fund) any other clearing agency registered with the Securities and Exchange Commission under
Section 17A of the Securities Exchange Act of 1934 (the "1934 Act"), which acts as a system for the central handling and deposit of Securities where all Securities of any particular class or series of an issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of the Securities.

     1.15  "SHARES" means the shares into which the capital stock of the Fund is
            ------
divided.

     1.16  "WRITTEN INSTRUCTIONS" means (a) written communications received by
            --------------------
Custodian and signed by two persons reasonably believed by Custodian to be Authorized Persons, or (b) communications by telex or any other such system from two persons reasonably believed by Custodian to be Authorized Persons, or (c) communications between electro-mechanical or electronic devices.

                                   ARTICLE II
                            APPOINTMENT OF CUSTODIAN
                            ------------------------


     2.1   APPOINTMENT.  The Fund hereby appoints Custodian as custodian of all
           -----------
such Securities, cash and other assets as may be acceptable to Custodian and from time to time delivered to it by the Fund or others for the account of the Fund.

     2.2   ACCEPTANCE.  Custodian hereby accepts appointment as such custodian
           ----------
and agrees to perform the duties thereof as hereinafter set forth.

                                 ARTICLE III
                         CUSTODY OF CASH AND SECURITIES
                         ------------------------------


     3.1   SEGREGATION.  All Securities and non-cash property of the Fund in the
           -----------
possession of Custodian (other than Securities maintained by Custodian in a Securities Depository or Book-Entry System) shall be physically segregated from other Securities and non-cash property in the possession of Custodian and shall be identified as belonging to the Fund.

     3.2   CUSTODY ACCOUNT.  (a)  Custodian shall open and maintain in its trust
           ---------------
department a custody account in the name of the Fund, subject only to draft or order of Custodian, in which Custodian shall enter and carry all Securities, cash and other assets of the Fund which are delivered to Custodian and accepted by it. Custodian shall not be under any duty or obligation to require the Fund to deliver to it any Securities or funds owned by the Fund and shall have no responsibility or liability for or on account of Securities or funds not so delivered.

          (b) If Custodian at any time fails to receive any of the documents referred to in Section 3.5(a) below, then, until such time as it receives such document, it shall not be obligated to receive any Securities of the Fund into the Custody Account and shall be entitled to return to the Fund any Securities of the Fund that it is holding.

          (c) Custodian may, but shall not be obligated to, hold Securities that may be held only in physical form.

          (d) Custodian is authorized to disclose the name, address and securities positions of the Fund to the issuers of such securities when requested by them to do so.

     3.3  APPOINTMENT OF AGENTS.  (a) Custodian may employ suitable agents,
          ---------------------
which may include affiliates of Custodian, such as Bear, Stearns & Co. Inc. or Bear, Stearns Securities Corp., both of which are registered broker-dealers.
The appointment of any agent pursuant to this Section 3.3(a) shall not relieve Custodian of any of its obligations or liabilities under this Agreement. However, no Book-Entry System, Securities Depository, Foreign Securities Depository or other securities depository or clearing agency (whether foreign or domestic) which it is or may become standard market practice to use for the comparison and settlement of trades in securities shall be an agent or sub-contractor of Custodian for purposes of this Section 3.3(a) or otherwise.

          (b) In its discretion, Custodian may appoint, and at any time remove, any domestic bank or trust company which is qualified to act as a custodian under the 1940 Act as sub-custodian to hold Securities and cash of the Fund and to carry out such other provisions of this Agreement as it may determine, and may also open and maintain one or more banking accounts with such a bank or trust company (any such accounts to be in the name of Custodian and subject only to its draft or order), provided, however, that the appointment of any such agent or opening and maintenance of any such accounts shall be at Custodian's expense and shall not relieve Custodian of any of its obligations or liabilities under this Agreement.

          (c) Upon receipt of Written Instructions to do so and at the Fund's expense, Custodian shall appoint as sub-custodian such domestic bank or trust company as is named therein, provided that (i) such bank or trust company is qualified to act as a custodian under the 1940 Act, and (ii) notwithstanding anything to the contrary in Section 7.1 below or elsewhere in this Agreement, Custodian shall have no greater liability to the Fund for the actions or omissions of any such sub-custodian than any such sub-custodian has to Custodian, and Custodian shall not be required to discharge any such liability which may be imposed on it unless and until such sub-custodian has effectively indemnified Custodian against it or has otherwise discharged its liability to Custodian in full.

     3.4   DELIVERY OF ASSETS TO CUSTODIAN.  The Fund shall deliver to Custodian
           -------------------------------
the Fund's Securities, cash and other assets, which are acceptable to Custodian, including (a) payments of income, payments of principal and capital distributions received by the Fund with respect to such Securities, cash or other assets owned by the Fund at any time during the term of this Agreement, and (b) cash received by the Fund for the issuance, at any time during such term, of Shares. Custodian shall not be responsible for such Securities, cash or other assets until actually received by it.

     3.5   SECURITIES DEPOSITORIES AND BOOK-ENTRY SYSTEMS.  Custodian may
           ----------------------------------------------
deposit and/or maintain Securities of the Fund in a Securities Depository or in a Book-Entry System, subject to the following provisions:

          (a) Prior to a deposit of Securities of the Fund in any Securities Depository or Book-Entry System, the Fund shall deliver to Custodian a resolution of the Board of Directors of the Fund, certified by an Officer, authorizing and instructing Custodian (and any sub-custodian appointed pursuant to Section 3.3 above) on an on-going basis to deposit in such Securities Depository or Book-Entry System all Securities eligible for deposit therein and to make use of such Securities Depository or Book-Entry System to the extent possible and practical in connection with its performance hereunder (or under the applicable sub-custody agreement in the case of such sub-custodian), including, without limitation, in connection with settlements of purchases and sales of Securities, loans of Securities, and deliveries and returns of collateral consisting of Securities.

          (b) Securities of the Fund kept in a Book-Entry System or Securities Depository shall be kept in an account ("Depository Account") of Custodian in such Book-Entry System or Securities Depository which includes only assets held by Custodian as a fiduciary, custodian or otherwise for customers.

          (c) The records of Custodian with respect to Securities of the Fund maintained in a Book-Entry System or Securities Depository shall at all times identify such Securities as belonging to the Fund.

          (d) If Securities purchased by the Fund are to be held in a Book-Entry System or Securities Depository, Custodian shall pay for such Securities upon
(i) receipt of advice from the Book-Entry System or Securities Depository that such Securities have been transferred to the Depository Account, and (ii) the making of an entry on the records of Custodian to reflect such payment and transfer for the account of the Fund. If Securities sold by the Fund are held in a Book-Entry System or Securities Depository, Custodian shall transfer such Securities upon (i) receipt of advice from the Book-Entry System or Securities Depository that payment for such Securities has been transferred to the Depository Account, and (ii) the making of an entry on the records of Custodian to reflect such transfer and payment for the account of the Fund.

          (e) Custodian shall provide the Fund with copies of any report obtained by Custodian from a Book-Entry System or Securities Depository in which Securities of the Fund are kept on the internal accounting controls and procedures for safeguarding Securities deposited in such Book-Entry System or Securities Depository.

          (f) At its election, the Fund shall be subrogated to the rights of Custodian with respect to any claim against a Book-Entry System or Securities Depository or any other person for any loss or damage to the Fund arising from the use of such Book-Entry System or Securities Depository, if and to the extent that the Fund has not been made whole for any such loss or damage.

     3.6   DISBURSEMENT OF MONEYS FROM THE CUSTODY ACCOUNT.  Upon receipt of
           -----------------------------------------------
Proper Instructions, Custodian shall disburse moneys from the Custody Account, but only in the following cases:

          (a) For the purchase of Securities for the Fund but only (i) in the case of Securities (other than options on Securities, futures contracts and options on futures contracts), against the delivery to Custodian (or any sub-custodian appointed pursuant to Section 3.3 above) of such Securities registered as provided in Section 3.9 below or in proper form for transfer or, if the purchase of such Securities is effected through a Book-Entry System or Securities Depository, in accordance with the conditions set forth in Section
3.5 above; (ii) in the case of options on Securities, against delivery to Custodian (or such sub-custodian) of such receipts as are required by the customs prevailing among dealers in such options; (iii) in the case of futures contracts and options on futures contracts, against delivery to Custodian (or such sub-custodian) of evidence of title thereto in favor of the Fund, the Custodian, any such sub-custodian or any nominee referred to in Section 3.9 below; and (iv) in the case of repurchase or reverse repurchase agreements entered into by the Fund, against delivery of the purchased Securities either in certificate form or through an entry crediting Custodian's account at a Book-Entry System or Securities Depository with such Securities;

          (b) In connection with the conversion, exchange or surrender, as set forth in Section 3.7(f) below, of Securities owned by the Fund;

          (c) For the payment of any dividends or capital gain distributions declared by the Fund;

          (d) In payment of the redemption price of Shares as provided in
Article VI below;

          (e) For the payment of any expense or liability incurred by the Fund, including but not limited to the following payments for the account of the Fund: interest, taxes, administration, investment management, investment advisory, accounting, auditing, transfer agent, custodian, trustee and legal fees; and other operating expenses of the Fund; in all cases, whether or not such expenses are to be in whole or in part capitalized or treated as deferred expenses;

          (f) For transfer in accordance with the provisions of any agreement among the Fund, Custodian and a broker-dealer, relating to compliance with rules of The Options Clearing Corporation and of any registered national securities exchange (or of any similar organization or organizations) regarding escrow or other arrangements in connection with transactions by the Fund;

          (g) For transfer in accordance with the provisions of any agreement among the Fund, Custodian, and a futures commission merchant, relating to compliance with the rules of the Commodity Futures Trading Commission and/or any contract market (or any similar organization or organizations) regarding account deposits in connection with transactions by the Fund;

          (h) For the funding of any uncertificated time deposit or other interest-bearing account with any banking institution (including Custodian), but only if the payment instructions to Custodian detail specific Securities to be acquired;

          (i) For the purchase from a bank or other financial institution of loan participations, but only if Custodian has in its possession a copy of the agreement between the Fund and such bank or other financial institution with respect to the purchase of such loan participations and the payment instructions to Custodian detail specific assets to be acquired;

          (j) For the purchase and sale of foreign currencies or options to purchase and sell foreign currencies for spot and future delivery on behalf and for the account of the Fund pursuant to contracts with such banks and other financial institutions, including Custodian, any sub-custodian and any affiliate of Custodian, as principal, as are approved and authorized by the Fund, but only if the payment instructions to Custodian detail specific assets to be acquired;

          (k) For transfer to a broker-dealer registered under the 1934 Act or in accordance with the provisions of any agreement among the Fund, Custodian and such a broker-dealer as margin for a short sale of Securities;

          (l) For the payment of the amounts of dividends received with respect to Securities sold short; and

          (m) For any other proper purpose, but only upon receipt, in addition to Proper Instructions, of a copy of a resolution of the Board of Directors, certified by an Officer, specifying the amount and purpose of such payment, declaring such purpose to be a proper purpose of the Fund, and naming the person or persons to whom such payment is to be made.

     3.7   DELIVERY OF SECURITIES FROM THE CUSTODY ACCOUNT.  Upon receipt of
           -----------------------------------------------
Proper Instructions, Custodian shall release and deliver Securities of the Fund from the Custody Account but only in the following cases:

          (a) Upon the sale of Securities for the account of the Fund but, subject to Section 5.3 below, only against receipt of payment therefor in cash, by certified or cashiers' check or bank credit;

          (b) In the case of a sale effected through a Book-Entry System or Securities Depository, in accordance with the provisions of Section 3.5 above;

          (c) To an offeror's depository agent in connection with tender or other similar offers for Securities of the Fund; provided that, in any such case, the cash or other consideration is to be delivered to Custodian;

          (d) To the issuer thereof or its agent (i) for transfer into the name of the Fund or any of the nominees referred to in Section 3.9 below, or (ii) for exchange for a different number of certificates or other evidence representing the same aggregate face amount or number of units; provided that, in any such case, the new Securities are to be delivered to Custodian;

          (e) To the broker selling Securities, for examination in accordance with the "street delivery" custom;

          (f) For exchange or conversion pursuant to any plan of merger, consolidation, recapitalization, reorganization or readjustment of the issuer of such Securities, or pursuant to provisions for conversion contained in such Securities, or pursuant to any deposit agreement, including surrender or receipt of underlying Securities in connection with the issuance or cancellation of depository receipts; provided that, in any such case, the new Securities and cash, if any, are to be delivered to Custodian;

          (g) Upon receipt of payment therefor pursuant to any repurchase agreement entered into by the Fund;

          (h) In the case of warrants, rights or similar Securities, upon the exercise thereof, provided that, in any such case, the new Securities and cash, if any, are to be delivered to Custodian;

          (i) For delivery in connection with any loans of Securities pursuant to any securities loan agreement entered into by the Fund, but only against receipt of such collateral as is required under such securities loan agreement;

          (j) For delivery as security in connection with any borrowings by the Fund requiring a pledge of assets by the Fund, but only against receipt by Custodian of the amounts borrowed;

          (k) Pursuant to any authorized plan of liquidation, reorganization, merger, consolidation or recapitalization of the Fund;

          (l) For delivery in accordance with the provisions of any agreement among the Fund, Custodian and a broker-dealer, relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange (or of any similar organization or organizations) regarding escrow or other arrangements in connection with transactions by the Fund;

          (m) For delivery in accordance with the provisions of any agreement among the Fund, Custodian, and a futures commission merchant, relating to compliance with the rules of the Commodity Futures Trading Commission and/or any contract market (or any similar organization or organizations) regarding account deposits in connection with transactions by the Fund;

          (n) For delivery to a broker-dealer registered under the 1934 Act or in accordance with the provisions of any agreement among the Fund, Custodian and such a broker-dealer as margin for a short sale of Securities;

          (o) For delivery (by a Foreign Sub-custodian or an agent of Custodian) to the depository used by an issuer of American Depositary Receipts or International Depositary Receipts (hereinafter collectively referred to as "ADRs") for such Securities against a written receipt therefor adequately describing such Securities and written evidence satisfactory to the Foreign Sub-custodian or agent that the depository has acknowledged receipt of instructions to issue with respect to such Securities ADRs in the name of the Custodian, or a nominee of the Custodian, for delivery to the Custodian;

          (p) To deliver ADRs to the issuer thereof against a written receipt therefor adequately describing the ADR's delivered and written evidence satisfactory to the Custodian that the issuer of the ADRs has acknowledged the receipt of instructions to cause its depository to deliver the Securities underlying such ADRs to a Foreign Sub-custodian or agent of Custodian; or

          (q) For any other proper purpose, but only upon receipt, in addition to Proper Instructions, of a copy of a resolution of the Board of Directors, certified by an Officer, specifying the Securities to be delivered, setting forth the purpose for which such delivery is to be made, declaring such purpose to be a proper purpose of the Fund, and naming the person or persons to whom delivery of such Securities is to be made.

     3.8   ACTIONS NOT REQUIRING PROPER INSTRUCTIONS.  Unless otherwise
           -----------------------------------------
instructed by the Fund, Custodian shall with respect to all Securities held for the Fund:

          (a) Subject to Section 8.4 below, collect on a timely basis all income and other payments to which the Fund is entitled either by law or pursuant to custom in the securities business;

          (b) Subject to Section 8.4 below, collect on a timely basis the amount payable upon or with respect to all Securities and other assets which may mature or be called, redeemed, retired or otherwise become payable;

          (c) Endorse for collection, in the name of the Fund, checks, drafts and other negotiable instruments;

          (d) Surrender interim receipts or Securities in temporary form for Securities in definitive form;

          (e) Execute, as custodian, any necessary declarations or certificates of ownership under the federal income tax laws or the laws or regulations of any other taxing authority now or hereafter in effect, and prepare and submit reports to the Internal Revenue Service ("IRS") and to the Fund at such time, in such manner and containing such information as is prescribed by the IRS;

          (f) Hold for the Fund all rights and similar securities issued with respect to Securities of the Fund; and

          (g) In general, attend to all non-discretionary details in connection with the sale, exchange, substitution, purchase, transfer and other dealings with Securities and assets of the Fund.

     3.9   REGISTRATION AND TRANSFER OF SECURITIES.  All Securities held for the
           ---------------------------------------
Fund that are issuable only in bearer form shall be held by Custodian in that form, provided that any such Securities shall be held in a Book-Entry System if eligible therefor. All other Securities held for the Fund may be registered in the name of Custodian as agent, any sub-custodian appointed pursuant to Section

3.3 above, any Securities Depository, any Foreign Sub-custodian or Foreign Securities Depository (in the case of Foreign Securities), or any nominee or agent of any of them. The Fund shall furnish to Custodian appropriate instruments to enable Custodian to hold or deliver in proper form for transfer, or to register as in this Section 3.9 provided, any Securities delivered to Custodian which are registered in the name of the Fund.

     3.10  RECORDS.  (a) Custodian shall maintain complete and accurate records
           -------
with respect to Securities, cash or other property held for the Fund, including
(i) journals or other records of original entry containing an itemized daily record in detail of all receipts and deliveries of Securities and all receipts and disbursements of cash; (ii) ledgers (or other records) reflecting (A) Securities in transfer, if any, (B) Securities in physical possession, (C) monies and Securities borrowed and monies and Securities loaned (together with a record of the collateral therefor and substitutions of such collateral), (D) dividends and interest received, and (E) dividends receivable and interest accrued; and (iii) cancelled checks and bank records related thereto. Custodian shall keep such other books and records with respect to Securities, cash and other property of the Fund which is held hereunder as the Fund may reasonably request.

          (b) All such books and records maintained by Custodian shall (i) be maintained in a form acceptable to the Fund and in compliance with rules and regulations of the Securities and Exchange Commission, (ii) be the property of the Fund and at all times during the regular business hours of Custodian be made available upon request for inspection by duly authorized officers, employees or agents of the Fund and employees or agents of the Securities and Exchange Commission, and (iii) if required to be maintained by Rule 31a-1 under the 1940 Act, be preserved for the periods prescribed in Rule 31a-2 under the 1940 Act.

     3.11  REPORTS BY CUSTODIAN.  Custodian shall furnish the Fund with a daily
           --------------------
activity statement, including a summary of all transfers to or from the Custody Account, on the day following such transfers. At least monthly and from time to time, Custodian shall furnish the Fund with a detailed statement of the Securities and moneys held for the Fund under this Agreement.

     3.12  OTHER REPORTS BY CUSTODIAN.  Custodian shall provide the Fund with
           --------------------------
such reports as the Fund may reasonably request from time to time on the internal accounting controls and procedures for safeguarding Securities which are employed by Custodian or any sub-custodian appointed pursuant to Section 3.3 above.

     3.13  PROXIES AND OTHER MATERIALS.  Unless otherwise instructed by the
           ---------------------------
Fund, Custodian shall promptly deliver to the Fund (at the address set forth in Article XV below) all notices of meetings, proxies and proxy materials which it receives regarding Securities held in the Custody Account. Before delivering them to the Fund, Custodian shall cause all proxies relating to such Securities which are not registered in the name of the Fund, or a nominee thereof, to be promptly executed by the registered holder of such Securities, without indication of the manner in which such proxies are to be voted. Unless otherwise instructed by the Fund, neither Custodian nor any of its agents shall exercise any voting rights with respect to Securities held hereunder.

     3.14  INFORMATION ON CORPORATE ACTIONS.  Custodian shall promptly transmit
           --------------------------------
to the Fund (at the address set forth in Article XV below) all written information received by Custodian from issuers of Securities held in the Custody Account. With respect to tender or exchange offers for such Securities, Custodian shall promptly transmit to the Fund all written information received by it from the issuers of the Securities whose tender or exchange is sought and by the party (or its agents) making the tender or exchange offer. If the Fund desires to take action with respect to any tender offer, exchange offer or other similar transaction, the Fund shall notify Custodian (a) in the case of Foreign Securities, such number of Business Days prior to the date on which Custodian is to take such action (which number of days is in the Custodian's sole discretion) as will allow Custodian to take such action in the relevant local market in a timely fashion, and (b) in the case of all other Securities, at least five Business Days prior to the date on which Custodian is to take such action.

     3.15  CO-OPERATION. Custodian shall cooperate with and supply necessary
           ------------
information to the entity or entities appointed by the Fund to keep the books of account of the Fund and/or to compute the value of the assets of the Fund.

                                   ARTICLE IV
                            DUTIES OF CUSTODIAN WITH
                             RESPECT TO PROPERTY OF
                    THE FUND HELD OUTSIDE THE UNITED STATES
                    ---------------------------------------


     4.1   APPOINTMENT OF FOREIGN SUB-CUSTODIANS.  Custodian may appoint sub-
           -------------------------------------
custodians pursuant to Section 3.3 hereof or Eligible Foreign Custodians in accordance with Rule 17f-5 under the 1940 Act as Foreign Sub-custodians hereunder for the Fund's Securities and other assets maintained outside the United States. Upon receipt of Written Instructions from the Fund to do so, the Custodian shall cease the employment of any Foreign Sub-custodian for maintaining custody of the Fund's assets.

     4.2   ASSETS TO BE HELD.  The Custodian shall limit the Securities and
           -----------------
other assets maintained in the custody of an Eligible Foreign Custodian to: (a) Foreign Securities, and (b) cash and cash equivalents in such amounts as the Fund may determine.

     4.3   FOREIGN SECURITIES DEPOSITORIES.  Custodian or any Foreign Sub-
           -------------------------------
custodian employed by it may maintain assets of the

Fund in Foreign Securities Depositories in accordance with Rule 17f-5 under the 1940 Act.

     4.4   AGREEMENTS WITH FOREIGN SUB-CUSTODIANS.  Fund shall approve in
           --------------------------------------
writing (a) the appointment of each Foreign Sub-custodian and the agreement pursuant to which the Custodian employs such Foreign Sub-custodian and (b) for the appointment of each Eligible Foreign Custodian as a Foreign Sub-custodian, the country or countries in which such Foreign Sub-custodian is authorized to hold Securities, cash and other property of the Fund.

     4.5   APPROVED FOREIGN SUB-CUSTODIANS.  (a) Those Foreign Sub-custodians
           -------------------------------
and the countries where and the Foreign Securities Depositories through which they or the Custodian may hold Securities, cash and other property of the Fund which the Fund has approved to date are set forth on Exhibit D hereto. Exhibit D shall be amended from time to time as Foreign Sub-custodians, countries and/or Foreign Securities Depositories are changed, added or deleted. The Fund shall be responsible for informing the Custodian sufficiently in advance of a proposed investment which is to be held in a country not listed in Exhibit E in order to allow the Fund to give the approval required by Section 4.4 hereof and for Custodian to put the appropriate arrangements in place with a Foreign Sub-custodian.

          (b) If the Fund invests in a Security to be held pursuant to this Article before the foregoing procedures have been completed, such Security may be held by such agent as Custodian may select, and Custodian shall bear no liability to Fund for the actions of such agent, except to the extent Custodian shall have recovered from such agent for any damages caused to Fund by such agent.

     4.6   REPORTS BY CUSTODIAN.  Custodian shall supply to the Fund from time
           --------------------
to time, as mutually agreed upon, reports in respect of the safekeeping of the Securities and other assets of the Fund held by Foreign Sub-custodians, including, but not limited to, advices or notifications of transfers of Securities to or from the accounts maintained by Foreign Sub-custodians for the Custodian on behalf of the Fund.

     4.7   TRANSACTIONS IN FOREIGN CUSTODY ACCOUNT. (a) Upon receipt of Proper
           ---------------------------------------
Instructions given in any of the cases specified in Section 3.7 above, Custodian shall cause the Foreign Sub-custodians to transfer, exchange or deliver Foreign Securities owned by the Fund, subject to all local laws, regulations, customs, procedures and practices applicable in the relevant local market; and

          (b) Upon receipt of Proper Instructions given in any of the cases specified in Section 3.6 above, Custodian shall cause the Foreign Sub-custodians to pay out monies of the Fund, subject to all local laws, regulations, customs, procedures and practices applicable in the relevant local market.

     4.8   LIABILITY OF FOREIGN SUB-CUSTODIANS.  The agreement pursuant to which
           -----------------------------------
the Custodian employs a Foreign Sub-custodian shall require such Foreign Sub-custodian to exercise reasonable care in the performance of its duties and shall hold such Foreign sub-custodian responsible for any direct loss or damage arising out of any willful misfeasance, bad faith or negligence of such Foreign Sub-custodian in the performance of its obligations under such agreement or out of its reckless disregard of such obligations. At its election, the Fund shall be subrogated to the rights of Custodian with respect to any claims against a Foreign Sub-custodian as a consequence of any such loss or damage if and to the extent that the Fund has not been made whole for any such loss or damage.

     4.9   LIABILITY OF CUSTODIAN.  Notwithstanding anything to the contrary in
           ----------------------
Section 8.1 below or elsewhere in this Agreement, Custodian shall have no greater liability to the Fund for the actions or omissions of any Foreign Sub-custodian than any such Foreign Sub-custodian has to Custodian, and Custodian shall not be required to discharge any such liability which may be imposed on it unless and until such Foreign Sub-custodian has effectively indemnified Custodian against it or has otherwise discharged its liability to Custodian in full. Custodian shall have no liability for any loss or damage resulting from acts or omissions of any Foreign Sub-custodian arising out of or caused, directly or indirectly, by circumstances beyond such Foreign Sub-custodian's reasonable control, including, without limitation, sovereign risk, as described in Section 8.7, or "force majeure", as covered in Article X.

     4.10  MONITORING RESPONSIBILITIES.  Upon the request of the Fund, Custodian
           ---------------------------
shall annually furnish to the Fund information concerning all Foreign Sub-custodians hereunder which shall be similar in kind and scope to that furnished to the Fund in connection with the initial approval by the Fund of the agreements pursuant to which Custodian employs such Foreign Sub-custodians or as otherwise required by Rule 17f-5 under the 1940 Act.

     4.11  TAX RECLAIMS.  Upon the written request of the Fund, Custodian shall
           ------------
exercise, on behalf of the Fund, tax reclaim rights of Fund which arise in connection with Foreign Securities in the Custody Account.

                                 ARTICLE V
                  PURCHASE AND SALE OF INVESTMENTS OF THE FUND
                  --------------------------------------------


     5.1   PURCHASE OF SECURITIES.  Promptly upon each purchase of Securities
           ----------------------
for the Fund, Written Instructions shall be delivered to Custodian, specifying
(a) the name of the issuer or writer of such

Securities, and the title or other description thereof, (b) the number of shares, principal amount (and accrued interest, if any), or other units purchased, (c) the date of purchase and settlement, (d) the purchase price per unit, (e) the total amount payable upon such purchase, and (f) the name of the person to whom such amount is payable. Custodian shall upon receipt of such Securities purchased by the Fund (or, if the Securities are transferred by means of a private placement transaction, upon the receipt of such Securities or payment instructions to Custodian which detail specific Securities to be acquired) pay out of the moneys held for the account of the Fund the total amount specified in such Written Instructions to the person named therein. Custodian shall not be under any obligation to pay out moneys to cover the cost of a purchase of Securities or other assets for the Fund if there is insufficient cash available in the Custody Account.

     5.2   SALE OF SECURITIES.  Promptly upon each sale of Securities by the
           ------------------
Fund, Written Instructions shall be delivered to Custodian, specifying (a) the name of the issuer or writer of such Securities, and the title or other description thereof, (b) the number of shares, principal amount (and accrued interest, if any), or other units sold, (c) the date of sale and settlement, (d) the sale price per unit, (e) the total amount payable upon such sale, and (f) the person to whom such Securities are to be delivered. Upon receipt of the total amount payable to the Fund as specified in such Written Instructions, Custodian shall deliver such Securities to the person specified in such Written Instructions. Subject to the foregoing, Custodian may accept payment in such form as shall be satisfactory to it, and may deliver Securities and arrange for payment in accordance with the customs prevailing among dealers in Securities.

     5.3   DELIVERY OF SECURITIES SOLD.  Notwithstanding Section 5.2 above or
           ---------------------------
any other provision of this Agreement and subject, in the case of Foreign Securities, to all local laws, regulations, customs, procedures and practices applicable in the relevant local market, Custodian, when instructed to deliver Securities against payment, shall be entitled, but only if in accordance with generally accepted market practice, to deliver such Securities prior to actual receipt of final payment therefor and, exclusively in the case of Securities in physical form, to deliver such Securities prior to receipt of payment. In any such case, the Fund shall bear the risk that final payment for such Securities may not be made or that such Securities may be returned or otherwise held or disposed of by or through the person to whom they were delivered, and Custodian shall have no liability for any of the foregoing.

     5.4   PAYMENT FOR SECURITIES SOLD, ETC.  In its sole discretion and from
           ---------------------------------
time to time, Custodian may credit the Custody Account, prior to actual receipt of final payment thereof, with (a) proceeds from the sale of Securities which it has been instructed to deliver against payment, (b) proceeds from the redemption of Securities or other assets of the Fund, and (c) income from cash, Securities or other assets of the Fund. Any such credit shall be conditional upon actual receipt by Custodian of final payment and may be reversed if final payment is not actually received in full. Custodian may, in its sole discretion and from time to time, permit the Fund to use funds so credited to the Custody Account in anticipation of actual receipt of final payment. Any such funds shall be repayable immediately upon demand made by Custodian at any time prior to the actual receipt of all final payments in anticipation of which funds were credited to the Custody Account.

     5.5   FINAL PAYMENT. For purposes of this Agreement, "final payment" means
           -------------
payment in funds which are (or have become) immediately available, under applicable law are irreversible, and are not subject to any security interest, levy, lien or other encumbrance.

                                 ARTICLE VI
                           REDEMPTION OF FUND SHARES
                           -------------------------


     6.1   TRANSFER OF FUNDS. From such funds as may be available for the
           -----------------
purpose in the Custody Account, and upon receipt of Proper Instructions specifying that the funds are required to redeem Shares on account of the Fund, Custodian shall wire each amount specified in such Proper Instructions to or through such bank as the Fund may designate therein with respect to such amount.

     6.2   NO DUTY REGARDING PAYING BANKS. Custodian shall not be responsible
           ------------------------------
for the payment or distribution by any bank designated in Proper Instructions given pursuant to Section 6.1 above of any amount paid by Custodian to such bank in accordance with such Proper Instructions.


                                  ARTICLE VII
                              SEGREGATED ACCOUNTS
                              -------------------


     Upon receipt of Proper Instructions, Custodian shall establish and maintain a segregated account or accounts for and on behalf of the Fund, into which account or accounts may be transferred cash and/or Securities, including Securities maintained in a Depository Account:

          (a) in accordance with the provisions of any agreement among the Fund, Custodian and a broker-dealer (or any futures commission merchant), relating to compliance with the rules of The Options Clearing Corporation or of any registered national securities exchange (or the Commodity Futures Trading Commission or any registered contract market), or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Fund,

          (b) for purposes of segregating cash or Securities in connection with securities options purchased or written by the Fund or in connection with financial futures contracts (or options thereon) purchased or sold by the Fund,

          (c) which constitute collateral for loans of Securities made by the Fund,

          (d) for purposes of compliance by the Fund with requirements under the 1940 Act for the maintenance of segregated accounts by registered investment companies in connection with reverse repurchase agreements, when-issued, delayed delivery and firm commitment transactions, and short sales of securities, and

          (e) for other proper purposes, but only upon receipt of, in addition to Proper Instructions, a copy of a resolution of the Board of Directors, certified by an Officer, setting forth the purpose or purposes of such segregated account and declaring such purposes to be proper purposes of the Fund.

                                  ARTICLE VIII
                            CONCERNING THE CUSTODIAN
                            ------------------------


     8.1   STANDARD OF CARE.  Custodian shall be held to the exercise of
           ----------------
reasonable care in carrying out its obligations under this Agreement, and shall be without liability to the Fund for any loss, damage, cost, expense (including attorneys' fees and disbursements), liability or claim which does not arise from willful misfeasance, bad faith or negligence on the part of Custodian or reckless disregard by Custodian of its obligations under this Agreement. Custodian shall be entitled to rely on and may act upon advice of counsel on all matters, and shall be without liability for any action reasonably taken or omitted pursuant to such advice. In no event shall Custodian be liable for special or consequential damages or be liable in any manner whatsoever for any action taken or omitted upon instructions from the Fund or any agent of the Fund. Custodian shall not be under any obligation at any time to ascertain whether the Fund is in compliance with the 1940 Act, the regulations thereunder, the provisions of its charter documents or by-laws, or its investment objectives, policies and limitations as in effect from time to time.

     8.2   ACTUAL COLLECTION REQUIRED.  Custodian shall not be liable for, or
           --------------------------
considered to be the custodian of, any cash belonging to the Fund or any money represented by a check, draft or other instrument for the payment of money, until Custodian or its agents actually receive such cash or collect on such instrument.

     8.3   NO RESPONSIBILITY FOR TITLE, ETC.  So long as and to the extent that
           ---------------------------------
it is in the exercise of reasonable care, Custodian shall not be responsible for the title, validity or genuineness of any property or evidence of title thereto received or delivered by it or its agents.

     8.4   LIMITATION ON DUTY TO COLLECT.  Custodian shall promptly notify the
           -----------------------------
Fund whenever any money or property due and payable from or on account of any Securities held hereunder for the Fund is not timely received by it. Custodian shall not, however, be required to enforce collection, by legal means or otherwise, of any such money or other property not paid when due, but shall receive the proceeds of such collections as may be effected by it or its agents in the ordinary course of Custodian's custody and safekeeping business or of the custody and safekeeping business of such agents.

     8.5   EXPRESS DUTIES ONLY. Custodian shall have no duties or obligations
           -------------------
whatsoever except such duties and obligations as are specifically set forth in this Agreement, and no covenant or obligation shall be implied in this Agreement against Custodian. Custodian shall have no discretion whatsoever with respect to the management, disposition or investment of the Custody Account and is not a fiduciary to the Fund.

     8.6   COMPLIANCE WITH LAWS. Custodian undertakes to comply with all
           --------------------
applicable requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, the 1940 Act and the Commodities Exchange Act and any laws, rules and regulations of governmental authorities having jurisdiction with respect to the duties to be performed by Custodian hereunder. Except as specifically set forth herein, Custodian assumes no responsibility for such compliance by the Fund.

     8.7   NO LIABILITY FOR SOVEREIGN RISK.  Custodian shall not be liable for
           -------------------------------
any loss involving any Securities, currencies, deposits or other property of the Fund, whether maintained by it, a Foreign Sub-custodian, a Foreign Securities Depository, an agent of Custodian or a Foreign Sub-custodian or a bank, or for any loss arising from a foreign currency transaction or contract, where the loss results from a sovereign risk or where the entity maintaining such Securities, currencies, deposits or other property of the Fund, whether Custodian, a Foreign Sub-custodian, a Foreign Securities Depository, an agent of Custodian or a Foreign Sub-custodian or a bank, has exercised reasonable care maintaining such property or in connection with the transaction involving such property. For purposes of this Agreement, "sovereign risk" shall mean nationalization, expropriation, devaluation, revaluation, confiscation, seizure, cancellation, destruction or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, taxes, levies or other charges affecting the Fund's property; or acts of war, terrorism, insurrection or revolution; or any other act or event beyond the control of the Foreign Sub-custodian, the Foreign Securities Depository or the agent of any of them.

                                 ARTICLE IX
                                INDEMNIFICATION
                                ---------------


     9.1   INDEMNIFICATION.  The Fund shall indemnify and hold harmless
           ---------------
Custodian, any sub-custodian and any nominee of Custodian or any sub-custodian, from and against any loss, damages, cost, expense (including attorneys' fees and disbursements), liability (including, without limitation, liability arising under the Securities Act of 1933, the 1934 Act, the 1940 Act, and any federal, state or foreign securities and/or banking laws) or claim arising directly or indirectly (a) from the fact that Securities are registered in the name of any such nominee, or (b) from any action or inaction by Custodian or such sub-custodian or other agent (i) at the request or direction of or in reliance on the advice of the Fund or any of its agents, or (ii) upon Proper Instructions, or (c) generally, from the performance of its obligations under this Agreement, provided that Custodian, any sub-custodian or any nominee of either of them shall not be indemnified and held harmless from and against any such loss, damage, cost, expense, liability or claim arising from Custodian's willful misfeasance, bad faith, negligence or reckless disregard of its obligations under this Agreement or, in the case of any sub-custodian or its nominee, from such sub-custodian's willful misfeasance, bad faith, negligence or reckless disregard of its obligations under the Agreement under which it is acting.

     9.2   INDEMNITY TO BE PROVIDED.  If the Fund requests Custodian to take any
           ------------------------
action with respect to Securities, which may, in the opinion of Custodian, result in Custodian or its nominee becoming liable for the payment of money or incurring liability of some other form, Custodian shall not be required to take such action until the Fund shall have provided indemnity therefor to Custodian in an amount and form satisfactory to Custodian.

     9.3   SECURITY.  As security for the payment of any present or future
           --------
obligation or liability of any kind which the Fund may have to Custodian with respect to or in connection with the Custody Account or this Agreement, the Fund hereby pledges to Custodian all cash, Securities and other property of every kind which is in the Custody Account or otherwise held for the Fund pursuant to this Agreement, and hereby grants to Custodian a lien, right of set-off and continuing security interest in such cash, Securities and other property.

                                   ARTICLE X
                                 FORCE MAJEURE
                                 -------------


     Neither Custodian nor the Fund shall be liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of God; earthquakes; fires; floods; wars; civil or military disturbances; sabotage; strikes; epidemics; riots; power failures; computer failure and any such circumstances beyond its reasonable control as may cause interruption, loss or malfunction of utility, transportation, computer (hardware or software) or telephone communication service; accidents; labor disputes; acts of civil or military authority; governmental actions; or inability to obtain labor, material, equipment or transportation.

                                   ARTICLE XI
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------


     Each of the Fund and Custodian represents and warrants for itself that (a) it has all necessary power and authority to perform its obligations hereunder,
(b) the execution and delivery by it of this Agreement, and the performance by it of its obligations under this Agreement, have been duly authorized by all necessary action and will not violate any law, regulation, charter, by-law, or other instrument, restriction or provision applicable to it or by which it is bound, and (c) this Agreement constitutes a legal, valid and binding obligation of it, enforceable against it in accordance with its terms.

                                  ARTICLE XII
                           COMPENSATION OF CUSTODIAN
                           -------------------------


     The Fund shall pay Custodian such fees and charges as are set forth in the fee schedule annexed hereto as Exhibit C, as such fee schedule may from time to time be revised by Custodian upon 14 days' prior written notice to the Fund.
Any annual fee or other charges payable by the Fund shall be paid monthly by automatic deduction from the Custody Account. Expenses incurred by Custodian in the performance of its services hereunder, and all other proper charges and disbursements of the Custody Account, shall be charged to the Custody Account by Custodian and paid therefrom.

                                  ARTICLE XIII
                                     TAXES
                                     -----


     Any and all taxes, including any interest and penalties with respect thereto, which may be levied or assessed under present or future laws or in respect of the Custody Account or any income thereof shall be charged to the Custody Account by Custodian and paid therefrom.

                                  ARTICLE XIV
                               AUTHORIZED PERSONS
                               ------------------


     14.1  AUTHORIZED PERSONS.  Custodian may rely upon and act in accordance
           ------------------
with any notice, confirmation, instruction or other communication received by it from the Fund which is reasonably believed by Custodian to have been given or signed on behalf of the Fund by one of the Authorized Persons designated by the Fund in Exhibit A hereto, as it may from time to time be revised. The Fund may revise Exhibit A hereto at any time by notice in writing to Custodian given in accordance with Article XV below, but no revision of Exhibit A hereto shall be effective until Custodian actually receives such notice.

     14.2  INVESTMENT ADVISERS.  Custodian may also act in accordance with any
           -------------------
Written or Oral Instructions which are reasonably believed by Custodian to have been given or signed by one of the persons designated from time to time by any of the investment advisers of the Fund specified in Exhibit B hereto (if any) as it may from time to time be revised. The Fund may revise Exhibit B hereto at any time by notice in writing to Custodian given in accordance with Article XV below, and each investment adviser specified in Exhibit B hereto (if any) may at any time by like notice designate an Authorized Person or remove an Authorized Person previously designated by it, but no revision of Exhibit B hereto (if any) and no designation or removal by such investment adviser shall be effective until Custodian actually receives such notice.

     14.3  ORAL INSTRUCTIONS.  Custodian may rely upon and act in accordance
           -----------------
with Oral Instructions (as defined in Section 1.11 above). If Written Instructions confirming Oral Instructions are not received by Custodian prior to a transaction, it shall in no way affect the validity of the transaction authorized by such Oral Instructions or the authorization of the Fund to effect such transaction. Custodian shall incur no liability to the Fund in acting upon Oral Instructions (as defined in Section 1.11 above). To the extent such Oral Instructions vary from any confirming Written Instructions, Custodian shall advise the Fund of such variance but unless confirming Written Instructions are timely received, such Oral Instructions will govern. Either Custodian or Fund may electronically record any instructions given by telephone and any other telephone discussions with respect to the account of the Fund.

                                  ARTICLE XV
                                    NOTICES
                                    -------

     Unless otherwise specified herein, all demands, notices, instructions, and other communications to be given hereunder shall be sent, delivered or given to the recipient at the address set forth after its name hereinbelow:

           IF TO THE FUND:

           S&P STARS Portfolio - The Bear Stearns Funds
           245 Park Avenue
           New York, New York 10167
           Attention: Frank J. Maresca
                      ----------------
           Telephone: (212) 272-2093
           Facsimile: (212) 272-3098


           IF TO CUSTODIAN:

           Custodial Trust Company
           101 Carnegie Center
           Princeton, New Jersey 08540-6231
           Attention: Vice President - Trust Operations
                      ---------------------------------
           Telephone: (609) 951-2320
           Facsimile: (609) 951-2327

or at such other address as either party shall have provided to the other by notice given in accordance with this Article XV. Writing shall include transmissions by or through teletype, facsimile, central processing unit connection, on-line terminal and magnetic tape.

                                  ARTICLE XVI
                                  TERMINATION
                                  -----------


     Either party hereto may terminate this Agreement by giving to the other party a notice in writing specifying the date of such termination, which shall be not less than sixty (60) days after the date of the giving of such notice. Upon the date set forth in such notice this Agreement shall terminate, and Custodian shall, upon receipt of a notice of acceptance by the successor custodian, on that date (a) deliver directly to the successor custodian or its agents all Securities (other than Securities held in a Book-Entry System, Securities Depository or Foreign Securities Depository) and cash then owned by the Fund and held by Custodian as custodian, and (b) transfer any Securities held in a Book-Entry System, Securities Depository or Foreign Securities Depository to an account of or for the benefit of the Fund, provided that the Fund shall have paid to Custodian all fees, expenses and other amounts to the payment or reimbursement of which it shall then be entitled.

                                  ARTICLE XVII
                                 MISCELLANEOUS
                                 -------------


     17.1  BUSINESS DAYS. Nothing contained in this Agreement shall require
           -------------
Custodian to perform any function or duties on a day other than a Business Day.

     17.2  GOVERNING LAW.  This Agreement shall be governed by and construed in
           -------------
accordance with the laws of the State of New York, without regard to the conflict of law principles thereof.

     17.3  REFERENCES TO CUSTODIAN. The Fund shall not circulate any printed
           -----------------------
matter which contains any reference to Custodian without the prior written approval of Custodian, excepting printed matter contained in the prospectus or statement of additional information for the Fund and such other printed matter as merely identifies Custodian as custodian for the Fund. The Fund shall submit printed matter requiring approval to Custodian in draft form, allowing sufficient time for review by Custodian and its counsel prior to any deadline for printing.

     17.4  NO WAIVER.  No failure by either party hereto to exercise, and no
           ---------
delay by such party in exercising, any right hereunder shall operate as a waiver thereof. The exercise by either party hereto of any right hereunder shall not preclude the exercise of any other right, and the remedies provided herein are cumulative and not exclusive of any remedies provided at law or in equity.

     17.5  AMENDMENTS.  This Agreement cannot be changed orally and no amendment
           ----------
to this Agreement shall be effective unless evidenced by an instrument in writing executed by the parties hereto.

     17.6  COUNTERPARTS.  This Agreement may be executed in one or more
           ------------
counterparts, and by the parties hereto on separate counterparts, each of which shall be deemed an original but all of which together shall constitute but one and the same instrument.

     17.7  SEVERABILITY.  If any provision of this Agreement shall be invalid,
           ------------
illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions shall not be affected or impaired thereby.

     17.8  SUCCESSORS AND ASSIGNS.  This Agreement shall be binding upon and
           ----------------------
shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by
             --------  -------
either party hereto without the written consent of the other party. Any purported assignment in violation of this Section 17.8 shall be void.

     17.9  HEADINGS.  The headings of sections in this Agreement are for
           --------
convenience of reference only and shall not affect the meaning or construction of any provision of this Agreement.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its representative thereunto duly authorized, all as of the day and year first above written.


S&P STARS PORTFOLIO -                                  CUSTODIAL TRUST COMPANY
THE BEAR STEARNS FUNDS



By /s/ Frank J. Maresca                             By /s/ Ronald D. Watson
   --------------------                                --------------------
   Authorized Officer                                  Authorized Officer

                                   EXHIBIT A
                                   ---------

                AUTHORIZED PERSONS WITH ACCESS TO INVESTMENTS/*/


     Set forth below are the names of the persons, whose specimen signatures are on file with the Custodian, authorized by the Board of Trustees of The Bear Stearns Funds to have access to the S&P STARS Portfolio's (the "Fund") investments.


 Name
 ----

 Robert S. Reitzes

 Frank J. Maresca

 Vincent L. Pereira

 Eileen M. Coyle



_____________________

/*/Nothing herein shall prohibit any person designated as an Authorized Person from giving Oral Instructions or Written Instructions to the Custodian, so long as it does not result in delivery of or access to securities and similar investments of the Fund by such person.

                                   EXHIBIT B
                                   ---------


                              INVESTMENT ADVISERS

                       Bear Stearns Funds Management Inc.

                                   EXHIBIT C
                                   ---------


                      CUSTODY FEES AND TRANSACTION CHARGES



     DOMESTIC FEES.  The Fund shall pay Custodian the following fees and charges
     -------------
for assets in the United States ("Domestic Assets") and transactions in the United States, all such fees and charges to be payable monthly:

     (1) an annual fee of the greater of 0.01% (one basis point) per annum of the value of the Domestic Assets in the Custody Account or $5,000, such fee to be payable monthly based upon the total market value of such Domestic Assets as determined on the last Business Day of the month for which such fee is charged;

     (2) a transaction charge of $18 for each buy, sell or redemption transaction executed in the Custody Account with respect to such Domestic Assets as are book-entry Securities (but not for any such buy or sell in a repurchase transaction representing a cash sweep investment for the Fund's account or the investment by the Fund of collateral for a loan of Securities);

     (3) a transaction charge of $50 for each receipt or delivery into or from the Custody Account of such Domestic Assets as are Securities in physical form;

     (4) a transaction charge for each repurchase transaction in the Custody Account which represents a cash sweep investment for the Fund's account, computed at a rate of 0.10% (ten basis points) per annum on the amount of the purchase price paid or received by the Fund in such repurchase transaction;

     (5)  a charge of $10 for each funds transfer; and

     (6) a service charge for each holding of Domestic Assets consisting of Securities or other property sold by way of private placement or in such other manner as to require services by Custodian which in the reasonable judgment of Custodian are materially in excess of those ordinarily required for the holding of publicly traded Securities in the United States.

     INTERNATIONAL FEES.  The Fund shall pay Custodian fees for assets outside
     ------------------
the United States ("Foreign Assets") and transaction charges and other charges (including, without limitation, charges for funds transfers, tax reclaims, and foreign exchange services) outside the United States, all such fees and charges to be payable monthly, according to a schedule of such fees and charges specific to each country in which Foreign Assets are held, such schedule to be provided from time to time upon request.

     Fees shall be based upon the total market value of the applicable Foreign Assets as determined on the last Business Day of the month for which such fees are charged.

                                   EXHIBIT D
                                   ---------


                        APPROVED FOREIGN SUB-CUSTODIANS



Foreign Sub-custodian       Country(ies)  Securities Depositories
---------------------       ------------  -----------------------

                                 (See Attached)

                                 CITIBANK, N.A.
                       SEC RULE 17F-5 INFORMATION PACKAGE
                                  AUGUST 1994

          SECTION 2:  OVERVIEW OF FOREIGN SUBCUSTODIANS & DEPOSITORIES


SECTION 2:

OVERVIEW OF CITIBANK'S
FOREIGN SUBCUSTODIAN AND
DEPOSITORY ARRANGEMENTS

2-01.0 SUBCUSTODIAN NETWORK
                                                               Colombia:      Cititrust Colombia S.A.
                                                                              Carrera 9A, No. 99-02,
                                                                              Bogota, Colombia

Argentina:                     Citibank, N.A. (Argentina)      Denmark:       Den Danske Bank
                               Bartolome Mitre 502/30                         2-12 Holmens Kanal
                               1036 Buenos Aires, Argentina                   DK-1092 Copenhagen K.
                                                                              Denmark

Australia:                     Citicorp Nominees Pty. Ltd.     Finland:       Kansallis-Osake-Pankki
                               101 Collins Street                             Aleksanterinkatu 42
                               Melbourne, VIC 3000 Australia                  00100 Helsinki, Finland

Austria:                       Citibank (Austria) A.G.         France:        Citibank S.A. (France)
                               Postfach 90                                    Cedex 36
                               Lothringerstrasse 7                            92073 Paris la Defense, France
                               A-1015 Vienna, Austria
                                                                              Banque Paribas
Belgium:                       Generale Bank                                  3 Rue D'Antim
                               Montagne du Parc 3                             75002 Paris, France
                               1000 Brussels, Belgium

Brazil:                        Citibank, N.A. (Brazil)         Germany:       Citibank Aktiengesellschaft
                               Avenida Paulista 1111                          Neue Mainzer Str. 75,
                               Sao Paulo, Brazil                              60311, Frankfurt/Main,
                                                                              Germany

Canada:                        Citibank Canada                 Greece:        Citibank, N.A. (Greece)
                               123 Front Street West                          Athens Branch
                               Toronto, Ontario                               Othonos 8
                               M5J2M3, Canada                                 Athens 10557, Greece

Chile:                         Citibank, N.A. (Chile)          Hong Kong:     Citibank, N.A. (Hong Kong)
                               Ahumada 40                                     Citicorp Tower
                               Santiago, Chile                                Citicorp Plaza
                                                                              3 Garden Road
                                                                              Central, Hong Kong

China:                         Citibank, N.A. (Hong Kong)      Hungary:       Citibank Budapest Rt.
                               c/o Citibank, N.A.,                            1052 Budapest V19-21.
                               Hong Kong, Citicorp Tower,                     Vaci Utca
                               Citicorp Plaza, 3 Garden Road,                 Hungary
                               Central, Hong Kong


India:                         Citibank, N.A. (India)          New Zealand:   Citibank Nominees (New
                               Sakhar Bhavan                                  Zealand) Ltd.
                               230 Backbay Reclamation                        23 Customs Street East
                               Nariman Point                                  Auckland 1, New Zealand
                               Bombay 400 021

Indonesia:                     Citibank, N.A. (Jakarta)
                               Jalan Jend. Sudirman No. 1      Norway:        Christiania Bank
                               Jakarta 12910, Indonesia                       P.O. Box 1166 Sentrum
                                                                              0107 Oslo 1, Norway
Ireland:                       Citibank, N.A. (Ireland)
                               IFSC House, Custom House        Pakistan:      Citibank, N.A. (Pakistan)
                               Quay, Dublin 2                                 P.O. Box 4889
                               Ireland                                        11 Chundrigar Road
                                                                              Karachi 74200
Italy:                         Citibank, N.A. (Italy)                         Pakistan
                               Foro Buonaparte N. 16
                               Casella Postale 10932
                               20121 Milan, Italy

Japan:                         Citibank, N.A. (Japan)          Peru:          Citibank, N.A. (Lima)
                               Citicorp Center,                               Av. Camino Real 456,
                               2-314 Higashi Shinagawa,                       Torre Real 5t 0 Piso,
                               Shinagawa - ku,                                Lima 27
                               Tokyo, Japan                                   Peru

Jordan:                        Citibank, N.A. (Jordan)         Philippines:   Citibank, N.A. (Philippines)
                               3rd Circle                                     Citibank Center
                               Jordan Insurance Building                      8741 Paseo de Roxas
                               Prince Mohammad Street                         Makati Metro
                               Amman, Jordan                                  Manila, Philippines

Korea:                         Citibank, N.A. (Korea)          Poland:        Citibank Poland S.A.
                               89-29 Shinmun-Ro,                              Sentorska 12,
                               Chongro-ku                                     00-082 Warsaw,
                               Seoul, Korea                                   Poland

Luxembourg:                    Cedel S.A.                      Portugal:      Citibank Portugal S.A.
                               67 Boulevard                                   Rua Barat, Salgueiro 30,
                               Grande-Duchesse Charlotte                      4th floor, 1200 Lisbon,
                               L-1010, Luxembourg                             Portugal

Malaysia:                      Citibank Berhad                 Puerto Rico:   Citibank, N.A.
                               28-30 Medan Pasar                              252 Ponce De Leon Avenue
                               50050 Kuala Lumpur, Malaysia                   San Juan, Puerto Rico 00936

Mexico:                        Citibank, N.A. (Mexico)         Singapore:     Citibank, N.A. (Singapore)
                               Paseo de la Reforma 390                        UIC Building #01-00
                               Mexico City DF, 06695 Mexico                   5 Shenton Way
                                                                              Singapore 0106
Netherlands:                   Citibank, N.A. (Netherlands)
                               "Europlaza",                    South Africa:  First National Bank
                               Hoogoorddreef 54 B,                            Mezzanine floor,
                               1101 BE Amsterdam z.o.,                        3 First Place,
                               The Netherlands                                Post Box 7713
                                                                              Johannesburg, 2000
                                                                              South Africa

Spain:           Citibank, N.A. (Spain)
                 Jose Ortega Y Gasset 29
                 28006 Madrid, Spain

Sri Lanka:       Citibank, N.A. (Sri Lanka)
                 67 Dharmapala Mawatha
                 P.O. Box 888
                 Colombo 7, Sri Lanka

Sweden:          Skandinaviska Enskilda Banken
                 Sergels Torg 2
                 Stockholm, Sweden

Switzerland:     Citibank (Switzerland)
                 Bahnhofstrass 63,
                 Post Office Box 24
                 8021 Zurich, Switzerland

Taiwan:          Citibank, N.A. (Taiwan)
                 Taipei Branch
                 No. 52 Ming Sheng East Road
                 Sec. 4
                 Taipei, Taiwan

Thailand:        Citibank, N.A. (Thailand)
                 127 South Sathom Road
                 Bangkok 10120, Thailand

Turkey:          Citibank, N.A. (Turkey)
                 Buyukedere Caddesi,
                 No. 100, Eseutepe 80280
                 Istanbul, Turkey

United Kingdom:  Citibank, N.A.
                 25 Molesworth St,
                 Lewisham, London SE 13 7EX
                 United Kingdom

                 The First National Bank of
                 Chicago
                 27 Leadenhall Street
                 London EC3A 1AA, England

Uruguay:         Citibank, N.A. (Uruguay)
                 Cerrito 455
                 P.O. Box 690
                 Montevideo
                 Uruguay

Venezuela:       Citibank, N.A. (Caracas)
                 Carmelitas a Altagracia
                 Edificio Citibank
                 Caracas 1010, Venezuela

2-01.1    STATUS AND SHAREHOLDERS' EQUITY

COUNTRY                        SUBCUSTODIAN                     STATUS      SHAREHOLDERS'
                                                                               EQUITY

Argentina       Citibank, N.A.                               Branch         NA

Australia       Citicorp Nominees Pty. Ltd.                  Subsidiary     SEC Exemption

Austria         Citibank (Austria) A.G.                      Subsidiary     SEC Exemption

Belgium         Generale Bank                                Correspondent  US$ 2,260 MM

Brazil          Citibank, N.A.                               Branch         NA

Canada          Citibank Canada                              Subsidiary     US$ 299.9 MM

Chile           Citibank, N.A.                               Branch         NA

China           Citibank, N.A.                               Branch         NA

Colombia        Cititrust Colombia S.A.                      Subsidiary     SEC Exemption
                Sociedad Fiduciary

Denmark         Den Danske Bank                              Correspondent  US$ 2,975 MM

Finland         Kansallis-Osake-Pankki                       Correspondent  US$ 1,325 MM

France          Citibank S.A.                                Subsidiary     SEC Exemption

France          Banque Paribas                               Correspondent  US$ 2,998 MM

Germany         Citibank Aktiengesellschaft                  Subsidiary     US$ 298 MM

Greece          Citibank, N.A.                               Branch         NA

Hong Kong       Citibank, N.A.                               Branch         NA

Hungary         Citibank Budapest Rt.                        Subsidiary     SEC Exemption

India           Citibank, N.A.                               Branch         NA

Indonesia       Citibank, N.A.                               Branch         NA

Ireland         Citibank, N.A.                               Branch         NA

Italy           Citibank, N.A.                               Branch         NA

Japan           Citibank, N.A.                               Branch         NA

Jordan          Citibank, N.A.                               Branch         NA

Korea           Citibank, N.A.                               Branch         NA

Luxembourg      Cedel S.A.                                   Depository     NA

Malaysia        Citibank Berhad                              Subsidiary     US$ 145MM

Mexico          Citibank, N.A.                               Branch         NA

Netherlands     Citibank, N.A.                               Branch         NA

New Zealand     Citibank Nominees (NZ) Ltd.                  Subsidiary     SEC Exemption

Norway          Christiania Bank                             Correspondent  US$ 512MM

Pakistan        Citibank, N.A.                               Branch         NA

Peru            Citibank, N.A.                               Branch         NA

Philippines     Citibank, N.A.                               Branch         NA

Poland          Citibank Poland S.A.                         Subsidiary     SEC Exemption

Portugal        Citibank Portugal S.A.                       Subsidiary     SEC Exemption

Singapore       Citibank, N.A.                               Branch         NA

South Africa    First National Bank of Southern Africa Ltd.  Correspondent  US$ 620MM

Spain           Citibank, N.A.                               Branch         NA

Sri Lanka       Citibank, N.A.                               Branch         NA

Sweden          Skandinaviska Enskilda Banken                Correspondent  US$ 669MM

Switzerland     Citibank (Switzerland)                       Affiliate      US$ 198MM

Taiwan          Citibank, N.A.                               Branch         NA

Thailand        Citibank, N.A.                               Branch         NA

Turkey          Citibank, N.A.                               Branch         NA

U.K.            Citibank, N.A.                               Branch         NA

Uruguay         Citibank, N.A.                               Branch         NA

Venezuela       Citibank, N.A.                               Branch         NA

2-02.0  DEPOSITORIES

Argentina:              Caja de Valores ("CDV")            Finland:                Central Share Registry
                                                                                   The Helsinki Money Market Center

Australia:              The Reserve Bank Information       France:                 Societe Interprofessionnelle
                        and Transfer System ("RITS")                               pour la Compensation de
                                                                                   Valeurs Mobilieres
                        Austraclear                                                ("SICOVAM")

Austria:                Wertpapiersammelbank                                       Banque de France
                        bei der Oesterreichische
                        Kontrollbank ("OEKB/WSB")          Germany:                Deutscher Kassenverein A.G.
                                                                                   ("DKV")
Belgium:                Caisse Interprofessionelle
                        de Depots et de Virements          Greece:                 Central Securities Depository,
                        de Titres S.A. ("CIK")                                     S.A. ("CSD")

                        Banque Nationale                   Hong Kong:              Central Clearing and
                        de Belgique ("BNB")                                        Settlement System
                                                                                   ("CCASS")
Brazil:                 BOVESPA's Registered
                        Shares Fungible Custody            Hungary:                The Central Depository and
                        ("BOVESPA")                                                Clearing House ("CDCH")

Canada:                 The Canadian Depository for        Ireland:                Gilt Settlement Office ("GSO")
                        Securities Limited ("CDS")
                                                           Italy:                  Monte Titoli Instituto per la
China:                  The Shanghai Securities                                    Custodia e l'Amministrazione
                        Central Clearing and                                       Accentrata di Valori Mibiliar
                        Registration Corporation                                   ("Monte Titoli")
                        ("SSCCRC")
                                                                                   The Bank of Italy
                        The Shenzhen Securities
                        Registrars Co. Ltd. - registrar    Japan:                  Japan Securities Depository
                        for three banks forming a                                  Center ("JASDEC")
                        decentralized depository
                        structure                                                  The Bank of Japan ("BOJ")

Denmark:                Vaerdipapircentralen ("VP")        Korea:                  The Korea Securities
                                                                                   Depository ("KSD")

Luxembourg:                             CEDEL, S.A.

Malaysia:                               Malaysian Central
                                        Depository Sdn. Bhd.
                                        ("MCD")

Mexico:                                 Instituto para el Deposito de
                                        Valores ("S.D. Indeval")

Netherlands:                            Nederlands Centraal Instituut
                                        voor Giraal Effectenverkeer
                                        B.V. ("Necigef")

New Zealand:                            Austraclear

Norway:                                 The Norwegian Registry of
                                        Securities -
                                        Verdipapirsentralen ("VPS")

Peru:                                   Caja de Valores ("CAVAL")

Poland:                                 The National Depository of Securities
                                        (Krajowy Depozyt Papierow Wartosciowych)

Portugal:                               Central de Registo e Valores Mobiliarios

Singapore:                              Central Depository (PTE) Ltd.

South Africa:                           The Central Depository (Pty) Ltd.

Spain:                                  Servico de Compensacion y
                                        Liquidacion de Valores ("SCLV")

Sri Lanka:                              Central Depository System (Pvt) Limited

Sweden:                                 Vardepapperscentralen VPC AB ("VPC")

Switzerland:                            Schwerzerische Effekten-Giro AG ("SEGA")

Taiwan:                                 Taiwan Securities Central
                                        Depository Co., Ltd. ("TSCD")

Thailand:                               Share Depository Center ("SDC")

Turkey:                                 Istanbul Stock Exchange Settlement
                                        and Custody Company Inc.

United
Kingdom:                                Central Gilts Office ("CGO")

                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK
                             GLOBAL CUSTODY NETWORK

                              START                                                      DEPOSITORY IN ADDITION TO THE CENTRAL BANK,
COUNTRY                       DATE                SUBCUSTODIAN                           IF APPLICABLE.

Argentina                     1991                Morgan Guaranty Trust Co. of           Caja de Valores
                                                  N.Y. - Buenos Aires Office

Australia                     1982                ANZ Banking Group                      Austraclear

Austria                       1988                Creditanstalt-Bankverein               OeKB-WSB (Wertpapiersammelbank bei der
                                                                                         Oesterreichischen Kontrollbank AG)

Belgium                       1977                Morgan Guaranty Trust Co. of           CIK (Caisse Interprofessionnelle de
                                                  N.Y. - Brussels Office                 Depots et de Virements de Titres)

                                                                                         Euroclear Clearance System Limited

Brazil                        1991                Morgan Guaranty Trust Co. of           BOVESPA (Bolsa de Valores de Sao Paolo;
                                                  N.Y. - Sao Paulo Office                equities)

                                                                                         BVRJ (Bolsa de Valores de Rio de Janeiro,
                                                                                         equities)

                                                                                         CETIP (Central de Custodia e Liquidacao
                                                                                         Financeira de Titulos; corporate bonds)

                                                                                         SELEC (Sistema Especial de Liquidacao e
                                                                                         Custodia; gov't securities)

Canada                        1978                Canadian Imperial Bank of              CDS (Canadian Depository for Securities)
                                                  Commerce

Chile                         1993                Citibank, N.A.

People's Republic             1992                Hongkong and Shanghai Banking
of China-                                         Corporation
Shanghai and
Shenzhen

Czech Republic                1994                Ceskoslovenska Obchodni Banka, A.S.

Denmark                       1985                Den Danske Bank                        VP (Vaerdipapircentralen; Danish
                                                                                         Securities Centre)
Finland                       1985                Union Bank of Finland

France                        1977                Morgan Guaranty Trust Co. of           SICOVAM (Societe Interprofessionnelle
                                                  N.Y. - Paris Office                    Pour La Compensation des Valeurs
                                                                                         Mobilieres)

Germany                       1977                Morgan Guaranty Trust Co. of           DKV (Deutscher Kassenverein)
                                                  N.Y. - Frankfurt Office


Greece                        1989                National Bank of Greece S.A.

Hong Kong                     1978                Hongkong and Shanghai Banking          CCASS (Central Clearing and Settlement
                                                  Corporation                            System)

Hungary                       1993                Citibank N.A.

India                         1993                Hongkong and Shanghai Banking
                                                  Corporation

Indonesia                     1990                Hongkong and Shanghai Banking
                                                  Corporation

Ireland                       1988                Allied Irish Banks PLC

Israel                        1994                Bank Leumi LE                          TASE (Tel Aviv Stock Exchange)
                                                                                             Clearing House Ltd.

Italy                         1977                Morgan Guaranty Trust Co. of N.Y.      Monte Titoli S.p.A.
                                                  Milan Office

Japan                         1977                The Fuji Bank, Limited                 JASDEC (Japan Securities Depository
                                                                                         Center)

                                                                                         JSA (Japan Securities Agent)

Jordan                        1994                Citibank, N.A.

Korea                         1991                Bank of Seoul                          KSSC (Korea Securities Settlement
                                                                                         Corporation)

Luxembourg                    1992                Banque Internationale A                CEDEL (Centrale de Livraison des
                                                  Luxembourg, S.A.                       Valeurs Mobilieres)

Malaysia                      1987                Hongkong and Shanghai Banking          SCANS (Securities Clearing Automated
                                                  Corporation                            Network Services)

Mexico                        1990                Citibank, N.A.                         Indeval

Morocco                       1994                Banque Commerciale du Maroc

Netherlands                   1978                Bank Labouchere nv                     NECIGEF (Nederlands Centraal Instituut
                                                                                         Voor Giraal Effectenverkeer BV)

New Zealand                   1982                ANZ Banking Group Ltd.

Norway                        1978                Den Norske Bank                        VPS (Verdipapirsentralen; Norwegian
                                                                                         Registry of Securities)

Pakistan                      1994                Citibank, N.A.

Peru                          1994                Citibank, N.A.                         CAVAL (Caja de Valores)

Philippines                   1990                Hongkong and Shanghai Banking
                                                  Corporation

Poland                        1993                 Bank Handlowy

Portugal                      1988                 Banco Espirito Santo E
                                                   Comercial de Lisboa

Singapore                     1988                 Development Bank of Singapore          (CDP) Central Depository Pte

South Africa                  1993                 First National Bank of Southern
                                                   Africa

Spain                         1977                 Morgan Guaranty Trust Co. of
                                                   N.Y. - Madrid Office

Sri Lanka                     1992                 Hongkong and Shanghai Banking
                                                   Corporation

Sweden                        1985                 Skandinaviska Enskilda Banken          VPC (Vaerdepappercentralen; Securities
                                                                                          Register Centre)

Switzerland                   1977                 Bank Leu                               SEGA (Schweizerische Effekten - Giro AG)

Taiwan                        1992                 Hongkong and Shanghai Banking
                                                   Corporation

Thailand                      1988                 Hongkong and Shanghai Banking
                                                   Corporation

Turkey                        1990                 Citibank, N.A.                         Istanbul Stock Exchange Settlement and
                                                   Ottoman Bank                           Custody Company, Inc. (I.M.K.B. Takas
                                                                                          ve Saklama A.S.)

United Kingdom                1977                 Morgan Guaranty Trust Co. of N.Y.      TALISMAN (Transfer, Accounting and
                                                   London Office                          Lodgement for Investors, Stock Management
                                                                                          for Jobbers)

                                                                                          CGO (Central Gilts Office)
                                                                                          CMS (Central Money Market Office)

United States of             1977                  Morgan Guaranty Trust Co. of N.Y.      The Federal Reserve Bank of New York
America                                                                                   The Depository Trust Co.
                                                                                          The Participants Trust Co.

Venezuela                    1991                  Citibank, N.A.

                                                                     EXHIBIT (8)

                               CUSTODY AGREEMENT



     This AGREEMENT, dated as of June 7, 1995, by and between THE INSIDERS SELECT PORTFOLIO (the "Fund"), a portfolio of The Bear Stearns Funds (the "Company"), an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts, and CUSTODIAL TRUST COMPANY, a bank organized and existing under the laws of the State of New Jersey (the "Custodian").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Fund desires that its Securities, cash and other assets be held and administered by Custodian pursuant to this Agreement;

     WHEREAS, the Fund is an investment portfolio represented by a series of Shares constituting part of the capital stock of the Company, an open-end management investment company registered under the 1940 Act (as hereinafter defined);

     WHEREAS, Custodian represents that it is a bank having the qualifications prescribed in Section 26(a)(i) of the 1940 Act;

     NOW, THEREFORE, in consideration of the mutual agreements herein made, the Fund and Custodian hereby agree as follows:

                                   ARTICLE I
                                  DEFINITIONS
                                  -----------


     Whenever used in this Agreement, the following terms, unless the context otherwise requires, shall mean:

     1.1  "AUTHORIZED PERSON" means any Officer or other person duly authorized
           -----------------
by resolution of the Board of Directors to give Oral Instructions and Written Instructions on behalf of the Fund and identified, by name or by office, in Exhibit A hereto or any person duly designated to do so by an investment adviser of the Fund specified by the Fund in Exhibit B hereto.

     1.2   "BOARD OF DIRECTORS" means the Board of Trustees of the Fund or, when
            ------------------
permitted under the 1940 Act, the Executive Committee thereof, if any.

     1.3   "BOOK-ENTRY SYSTEM" means a book-entry system maintained by a Federal
            -----------------
Reserve bank as provided for in Subpart O of Treasury Circular No. 300, 31 CFR 306, in Subpart B of 31 CFR Part 350, or in such other book-entry regulations of federal agencies as are substantially in the form of such Subpart O.

     1.4   "BUSINESS DAY" means any day recognized as a  settlement day by The
            ------------
New York Stock Exchange, Inc. and on which banks in the State of New Jersey are open for business.

     1.5   "CUSTODY ACCOUNT" means the account in the name of the Fund, which is
            ---------------
provided for in Section 3.2 below.

     1.6   "ELIGIBLE FOREIGN CUSTODIAN" means any banking institution, trust
            --------------------------
company or other entity organized under the laws of a country other than the United States which is eligible under Rule 17f-5 under the 1940 Act to act as a sub-custodian for Foreign Securities and other assets of the Fund held outside the United States.

     1.7   "FOREIGN SECURITIES" means Securities as defined in paragraph (c)(1)
            ------------------
of Rule 17f-5 under the 1940 Act.

     1.8   "FOREIGN SECURITIES DEPOSITORY" means a securities depository or
            -----------------------------
clearing agency as defined in subparagraphs (c)(2)(iii) or (iv) of Rule 17f-5 under the 1940 Act.

     1.9   "1940 ACT" means the Investment Company Act of 1940, as amended.
            --------

     1.10  "OFFICER" means the President, any Vice President, the Secretary, any
            -------
Assistant Secretary, the Treasurer, or any Assistant Treasurer of the Fund.

     1.11  "ORAL INSTRUCTIONS" means instructions orally transmitted to and
            -----------------
accepted by Custodian which are (a) reasonably believed by Custodian to have been given by an Authorized Person, (b) recorded and kept among the records of Custodian made in the ordinary course of business, and (c) orally confirmed by Custodian.

     1.12  "PROPER INSTRUCTIONS" means Oral Instructions or Written
            -------------------
Instructions. Proper Instructions may be continuing Written Instructions when deemed appropriate by both parties.

     1.13  "SECURITIES" includes, without limitation, common and preferred
            ----------
stocks, bonds, call options, put options, debentures, notes, bank certificates of deposit, forward contracts, futures contracts (including those related to indexes), options on futures contracts or indexes, bankers' acceptances, mortgage-backed securities or other obligations, and any certificates, receipts, warrants or other instruments or documents representing rights to receive, purchase or subscribe for the same, or evidencing or representing any other rights or interests therein, or any similar property or assets that Custodian has the facilities to clear and to service.

     1.14  "SECURITIES DEPOSITORY" means The Depository Trust Company and
            ---------------------
(provided that Custodian has received a copy of a resolution of the Board of Directors of the Fund, certified by an Officer, specifically approving the use thereof as a depository for the Fund) any other clearing agency registered with the Securities and Exchange Commission under
Section 17A of the Securities Exchange Act of 1934 (the "1934 Act"), which acts as a system for the central handling and deposit of Securities where all Securities of any particular class or series of an issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of the Securities.

     1.15  "SHARES" means the shares into which the capital stock of the Fund is
            ------
divided.

     1.16  "WRITTEN INSTRUCTIONS" means (a) written communications received by
            --------------------
Custodian and signed by two persons reasonably believed by Custodian to be Authorized Persons, or (b) communications by telex or any other such system from two persons reasonably believed by Custodian to be Authorized Persons, or (c) communications between electro-mechanical or electronic devices.

                                   ARTICLE II
                            APPOINTMENT OF CUSTODIAN
                            ------------------------


     2.1   APPOINTMENT.  The Fund hereby appoints Custodian as custodian of all
           -----------
such Securities, cash and other assets as may be acceptable to Custodian and from time to time delivered to it by the Fund or others for the account of the Fund.

     2.2   ACCEPTANCE.  Custodian hereby accepts appointment as such custodian
           ----------
and agrees to perform the duties thereof as hereinafter set forth.

                                 ARTICLE III
                         CUSTODY OF CASH AND SECURITIES
                         ------------------------------


     3.1   SEGREGATION.  All Securities and non-cash property of the Fund in the
           -----------
possession of Custodian (other than Securities maintained by Custodian in a Securities Depository or Book-Entry System) shall be physically segregated from other Securities and non-cash property in the possession of Custodian and shall be identified as belonging to the Fund.

     3.2   CUSTODY ACCOUNT.  (a)  Custodian shall open and maintain in its trust
           ---------------
department a custody account in the name of the Fund, subject only to draft or order of Custodian, in which Custodian shall enter and carry all Securities, cash and other assets of the Fund which are delivered to Custodian and accepted by it. Custodian shall not be under any duty or obligation to require the Fund to deliver to it any Securities or funds owned by the Fund and shall have no responsibility or liability for or on account of Securities or funds not so delivered.

          (b) If Custodian at any time fails to receive any of the documents referred to in Section 3.5(a) below, then, until such time as it receives such document, it shall not be obligated to receive any Securities of the Fund into the Custody Account and shall be entitled to return to the Fund any Securities of the Fund that it is holding.

           (c) Custodian may, but shall not be obligated to, hold Securities that may be held only in physical form.

          (d) Custodian is authorized to disclose the name, address and securities positions of the Fund to the issuers of such securities when requested by them to do so.

     3.3  APPOINTMENT OF AGENTS.  (a) Custodian may employ suitable agents,
          ---------------------
which may include affiliates of Custodian, such as Bear, Stearns & Co. Inc. or Bear, Stearns Securities Corp., both of which are registered broker-dealers.
The appointment of any agent pursuant to this Section 3.3(a) shall not relieve Custodian of any of its obligations or liabilities under this Agreement. However, no Book-Entry System, Securities Depository, Foreign Securities Depository or other securities depository or clearing agency (whether foreign or domestic) which it is or may become standard market practice to use for the comparison and settlement of trades in securities shall be an agent or sub-contractor of Custodian for purposes of this Section 3.3(a) or otherwise.

          (b) In its discretion, Custodian may appoint, and at any time remove, any domestic bank or trust company which is qualified to act as a custodian under the 1940 Act as sub-custodian to hold Securities and cash of the Fund and to carry out such other provisions of this Agreement as it may determine, and may also open and maintain one or more banking accounts with such a bank or trust company (any such accounts to be in the name of Custodian and subject only to its draft or order), provided, however, that the appointment of any such agent or opening and maintenance of any such accounts shall be at Custodian's expense and shall not relieve Custodian of any of its obligations or liabilities under this Agreement.

          (c) Upon receipt of Written Instructions to do so and at the Fund's expense, Custodian shall appoint as sub-custodian such domestic bank or trust company as is named therein, provided that (i) such bank or trust company is qualified to act as a custodian under the 1940 Act, and (ii) notwithstanding anything to the contrary in Section 7.1 below or elsewhere in this Agreement, Custodian shall have no greater liability to the Fund for the actions or omissions of any such sub-custodian than any such sub-custodian has to Custodian, and Custodian shall not be required to discharge any such liability which may be imposed on it unless and until such sub-custodian has effectively indemnified Custodian against it or has otherwise discharged its liability to Custodian in full.

     3.4   DELIVERY OF ASSETS TO CUSTODIAN.  The Fund shall deliver to Custodian
           -------------------------------
the Fund's Securities, cash and other assets, which are acceptable to Custodian, including (a) payments of income, payments of principal and capital distributions received by the Fund with respect to such Securities, cash or other assets owned by the Fund at any time during the term of this Agreement, and (b) cash received by the Fund for the issuance, at any time during such term, of Shares. Custodian shall not be responsible for such Securities, cash or other assets until actually received by it.

     3.5   SECURITIES DEPOSITORIES AND BOOK-ENTRY SYSTEMS.  Custodian may
           ----------------------------------------------
deposit and/or maintain Securities of the Fund in a Securities Depository or in a Book-Entry System, subject to the following provisions:

          (a) Prior to a deposit of Securities of the Fund in any Securities Depository or Book-Entry System, the Fund shall deliver to Custodian a resolution of the Board of Directors of the Fund, certified by an Officer, authorizing and instructing Custodian (and any sub-custodian appointed pursuant to Section 3.3 above) on an on-going basis to deposit in such Securities Depository or Book-Entry System all Securities eligible for deposit therein and to make use of such Securities Depository or Book-Entry System to the extent possible and practical in connection with its performance hereunder (or under the applicable sub-custody agreement in the case of such sub-custodian), including, without limitation, in connection with settlements of purchases and sales of Securities, loans of Securities, and deliveries and returns of collateral consisting of Securities.

          (b) Securities of the Fund kept in a Book-Entry System or Securities Depository shall be kept in an account ("Depository Account") of Custodian in such Book-Entry System or Securities Depository which includes only assets held by Custodian as a fiduciary, custodian or otherwise for customers.

          (c) The records of Custodian with respect to Securities of the Fund maintained in a Book-Entry System or Securities Depository shall at all times identify such Securities as belonging to the Fund.

          (d) If Securities purchased by the Fund are to be held in a Book-Entry System or Securities Depository, Custodian shall pay for such Securities upon
(i) receipt of advice from the Book-Entry System or Securities Depository that such Securities have been transferred to the Depository Account, and (ii) the making of an entry on the records of Custodian to reflect such payment and transfer for the account of the Fund. If Securities sold by the Fund are held in a Book-Entry System or Securities Depository, Custodian shall transfer such Securities upon (i) receipt of advice from the Book-Entry System or Securities Depository that payment for such Securities has been transferred to the Depository Account, and (ii) the making of an entry on the records of Custodian to reflect such transfer and payment for the account of the Fund.

          (e) Custodian shall provide the Fund with copies of any report obtained by Custodian from a Book-Entry System or Securities Depository in which Securities of the Fund are kept on the internal accounting controls and procedures for safeguarding Securities deposited in such Book-Entry System or Securities Depository.

          (f) At its election, the Fund shall be subrogated to the rights of Custodian with respect to any claim against a Book-Entry System or Securities Depository or any other person for any loss or damage to the Fund arising from the use of such Book-Entry System or Securities Depository, if and to the extent that the Fund has not been made whole for any such loss or damage.

     3.6   DISBURSEMENT OF MONEYS FROM THE CUSTODY ACCOUNT.  Upon receipt of
           -----------------------------------------------
Proper Instructions, Custodian shall disburse moneys from the Custody Account, but only in the following cases:

          (a) For the purchase of Securities for the Fund but only (i) in the case of Securities (other than options on Securities, futures contracts and options on futures contracts), against the delivery to Custodian (or any sub-custodian appointed pursuant to Section 3.3 above) of such Securities registered as provided in Section 3.9 below or in proper form for transfer or, if the purchase of such Securities is effected through a Book-Entry System or Securities Depository, in accordance with the conditions set forth in Section
3.5 above; (ii) in the case of options on Securities, against delivery to Custodian (or such sub-custodian) of such receipts as are required by the customs prevailing among dealers in such options; (iii) in the case of futures contracts and options on futures contracts, against delivery to Custodian (or such sub-custodian) of evidence of title thereto in favor of the Fund, the Custodian, any such sub-custodian or any nominee referred to in Section 3.9 below; and (iv) in the case of repurchase or reverse repurchase agreements entered into by the Fund, against delivery of the purchased Securities either in certificate form or through an entry crediting Custodian's account at a Book-Entry System or Securities Depository with such Securities;

          (b) In connection with the conversion, exchange or surrender, as set forth in Section 3.7(f) below, of Securities owned by the Fund;

          (c) For the payment of any dividends or capital gain distributions declared by the Fund;

          (d) In payment of the redemption price of Shares as provided in
Article VI below;

          (e) For the payment of any expense or liability incurred by the Fund, including but not limited to the following payments for the account of the Fund: interest, taxes, administration, investment management, investment advisory, accounting, auditing, transfer agent, custodian, trustee and legal fees; and other operating expenses of the Fund; in all cases, whether or not such expenses are to be in whole or in part capitalized or treated as deferred expenses;

          (f) For transfer in accordance with the provisions of any agreement among the Fund, Custodian and a broker-dealer, relating to compliance with rules of The Options Clearing Corporation and of any registered national securities exchange (or of any similar organization or organizations) regarding escrow or other arrangements in connection with transactions by the Fund;

          (g) For transfer in accordance with the provisions of any agreement among the Fund, Custodian, and a futures commission merchant, relating to compliance with the rules of the Commodity Futures Trading Commission and/or any contract market (or any similar organization or organizations) regarding account deposits in connection with transactions by the Fund;

          (h) For the funding of any uncertificated time deposit or other interest-bearing account with any banking institution (including Custodian), but only if the payment instructions to Custodian detail specific Securities to be acquired;

          (i) For the purchase from a bank or other financial institution of loan participations, but only if Custodian has in its possession a copy of the agreement between the Fund and such bank or other financial institution with respect to the purchase of such loan participations and the payment instructions to Custodian detail specific assets to be acquired;

          (j) For the purchase and sale of foreign currencies or options to purchase and sell foreign currencies for spot and future delivery on behalf and for the account of the Fund pursuant to contracts with such banks and other financial institutions, including Custodian, any sub-custodian and any affiliate of Custodian, as principal, as are approved and authorized by the Fund, but only if the payment instructions to Custodian detail specific assets to be acquired;

          (k) For transfer to a broker-dealer registered under the 1934 Act or in accordance with the provisions of any agreement among the Fund, Custodian and such a broker-dealer as margin for a short sale of Securities;

          (l) For the payment of the amounts of dividends received with respect to Securities sold short; and

          (m) For any other proper purpose, but only upon receipt, in addition to Proper Instructions, of a copy of a resolution of the Board of Directors, certified by an Officer, specifying the amount and purpose of such payment, declaring such purpose to be a proper purpose of the Fund, and naming the person or persons to whom such payment is to be made.

     3.7   DELIVERY OF SECURITIES FROM THE CUSTODY ACCOUNT.  Upon receipt of
           -----------------------------------------------
Proper Instructions, Custodian shall release and deliver Securities of the Fund from the Custody Account but only in the following cases:

          (a) Upon the sale of Securities for the account of the Fund but, subject to Section 5.3 below, only against receipt of payment therefor in cash, by certified or cashiers' check or bank credit;

          (b) In the case of a sale effected through a Book-Entry System or Securities Depository, in accordance with the provisions of Section 3.5 above;

          (c) To an offeror's depository agent in connection with tender or other similar offers for Securities of the Fund; provided that, in any such case, the cash or other consideration is to be delivered to Custodian;

          (d) To the issuer thereof or its agent (i) for transfer into the name of the Fund or any of the nominees referred to in Section 3.9 below, or (ii) for exchange for a different number of certificates or other evidence representing the same aggregate face amount or number of units; provided that, in any such case, the new Securities are to be delivered to Custodian;

          (e) To the broker selling Securities, for examination in accordance with the "street delivery" custom;

          (f) For exchange or conversion pursuant to any plan of merger, consolidation, recapitalization, reorganization or readjustment of the issuer of such Securities, or pursuant to provisions for conversion contained in such Securities, or pursuant to any deposit agreement, including surrender or receipt of underlying Securities in connection with the issuance or cancellation of depository receipts; provided that, in any such case, the new Securities and cash, if any, are to be delivered to Custodian;

          (g) Upon receipt of payment therefor pursuant to any repurchase agreement entered into by the Fund;

          (h) In the case of warrants, rights or similar Securities, upon the exercise thereof, provided that, in any such case, the new Securities and cash, if any, are to be delivered to Custodian;

          (i) For delivery in connection with any loans of Securities pursuant to any securities loan agreement entered into by the Fund, but only against receipt of such collateral as is required under such securities loan agreement;

          (j) For delivery as security in connection with any borrowings by the Fund requiring a pledge of assets by the Fund, but only against receipt by Custodian of the amounts borrowed;

          (k) Pursuant to any authorized plan of liquidation, reorganization, merger, consolidation or recapitalization of the Fund;

          (l) For delivery in accordance with the provisions of any agreement among the Fund, Custodian and a broker-dealer, relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange (or of any similar organization or organizations) regarding escrow or other arrangements in connection with transactions by the Fund;

          (m) For delivery in accordance with the provisions of any agreement among the Fund, Custodian, and a futures commission merchant, relating to compliance with the rules of the Commodity Futures Trading Commission and/or any contract market (or any similar organization or organizations) regarding account deposits in connection with transactions by the Fund;

          (n) For delivery to a broker-dealer registered under the 1934 Act or in accordance with the provisions of any agreement among the Fund, Custodian and such a broker-dealer as margin for a short sale of Securities;

          (o) For delivery (by a Foreign Sub-custodian or an agent of Custodian) to the depository used by an issuer of American Depositary Receipts or International Depositary Receipts (hereinafter collectively referred to as "ADRs") for such Securities against a written receipt therefor adequately describing such Securities and written evidence satisfactory to the Foreign Sub-custodian or agent that the depository has acknowledged receipt of instructions to issue with respect to such Securities ADRs in the name of the Custodian, or a nominee of the Custodian, for delivery to the Custodian;

          (p) To deliver ADRs to the issuer thereof against a written receipt therefor adequately describing the ADR's delivered and written evidence satisfactory to the Custodian that the issuer of the ADRs has acknowledged the receipt of instructions to cause its depository to deliver the Securities underlying such ADRs to a Foreign Sub-custodian or agent of Custodian; or

          (q) For any other proper purpose, but only upon receipt, in addition to Proper Instructions, of a copy of a resolution of the Board of Directors, certified by an Officer, specifying the Securities to be delivered, setting forth the purpose for which such delivery is to be made, declaring such purpose to be a proper purpose of the Fund, and naming the person or persons to whom delivery of such Securities is to be made.

     3.8   ACTIONS NOT REQUIRING PROPER INSTRUCTIONS.  Unless otherwise
           -----------------------------------------
instructed by the Fund, Custodian shall with respect to all Securities held for the Fund:

          (a) Subject to Section 8.4 below, collect on a timely basis all income and other payments to which the Fund is entitled either by law or pursuant to custom in the securities business;

          (b) Subject to Section 8.4 below, collect on a timely basis the amount payable upon or with respect to all Securities and other assets which may mature or be called, redeemed, retired or otherwise become payable;

          (c) Endorse for collection, in the name of the Fund, checks, drafts and other negotiable instruments;

          (d) Surrender interim receipts or Securities in temporary form for Securities in definitive form;

          (e) Execute, as custodian, any necessary declarations or certificates of ownership under the federal income tax laws or the laws or regulations of any other taxing authority now or hereafter in effect, and prepare and submit reports to the Internal Revenue Service ("IRS") and to the Fund at such time, in such manner and containing such information as is prescribed by the IRS;

          (f) Hold for the Fund all rights and similar securities issued with respect to Securities of the Fund; and

          (g) In general, attend to all non-discretionary details in connection with the sale, exchange, substitution, purchase, transfer and other dealings with Securities and assets of the Fund.

     3.9   REGISTRATION AND TRANSFER OF SECURITIES.  All Securities held for the
           ---------------------------------------
Fund that are issuable only in bearer form shall be held by Custodian in that form, provided that any such Securities shall be held in a Book-Entry System if eligible therefor. All other Securities held for the Fund may be registered in the name of Custodian as agent, any sub-custodian appointed pursuant to Section
3.3 above, any Securities Depository, any Foreign Sub-custodian or

Foreign Securities Depository (in the case of Foreign Securities), or any nominee or agent of any of them. The Fund shall furnish to Custodian appropriate instruments to enable Custodian to hold or deliver in proper form for transfer, or to register as in this Section 3.9 provided, any Securities delivered to Custodian which are registered in the name of the Fund.

     3.10  RECORDS.  (a) Custodian shall maintain complete and accurate records
           -------
with respect to Securities, cash or other property held for the Fund, including
(i) journals or other records of original entry containing an itemized daily record in detail of all receipts and deliveries of Securities and all receipts and disbursements of cash; (ii) ledgers (or other records) reflecting (A) Securities in transfer, if any, (B) Securities in physical possession, (C) monies and Securities borrowed and monies and Securities loaned (together with a record of the collateral therefor and substitutions of such collateral), (D) dividends and interest received, and (E) dividends receivable and interest accrued; and (iii) cancelled checks and bank records related thereto. Custodian shall keep such other books and records with respect to Securities, cash and other property of the Fund which is held hereunder as the Fund may reasonably request.

          (b) All such books and records maintained by Custodian shall (i) be maintained in a form acceptable to the Fund and in compliance with rules and regulations of the Securities and Exchange Commission, (ii) be the property of the Fund and at all times during the regular business hours of Custodian be made available upon request for inspection by duly authorized officers, employees or agents of the Fund and employees or agents of the Securities and Exchange Commission, and (iii) if required to be maintained by Rule 31a-1 under the 1940 Act, be preserved for the periods prescribed in Rule 31a-2 under the 1940 Act.

     3.11  REPORTS BY CUSTODIAN.  Custodian shall furnish the Fund with a daily
           --------------------
activity statement, including a summary of all transfers to or from the Custody Account, on the day following such transfers. At least monthly and from time to time, Custodian shall furnish the Fund with a detailed statement of the Securities and moneys held for the Fund under this Agreement.

     3.12  OTHER REPORTS BY CUSTODIAN.  Custodian shall provide the Fund with
           --------------------------
such reports as the Fund may reasonably request from time to time on the internal accounting controls and procedures for safeguarding Securities which are employed by Custodian or any sub-custodian appointed pursuant to Section 3.3 above.

     3.13  PROXIES AND OTHER MATERIALS.  Unless otherwise instructed by the
           ---------------------------
Fund, Custodian shall promptly deliver to the Fund (at the address set forth in Article XV below) all notices of meetings, proxies and proxy materials which it receives regarding Securities held in the Custody Account. Before delivering them to the Fund, Custodian shall cause all proxies relating to such Securities which are not registered in the name of the Fund, or a nominee thereof, to be promptly executed by the registered holder of such Securities, without indication of the manner in which such proxies are to be voted. Unless otherwise instructed by the Fund, neither Custodian nor any of its agents shall exercise any voting rights with respect to Securities held hereunder.

     3.14  INFORMATION ON CORPORATE ACTIONS.  Custodian shall promptly transmit
           --------------------------------
to the Fund (at the address set forth in Article XV below) all written information received by Custodian from issuers of Securities held in the Custody Account. With respect to tender or exchange offers for such Securities, Custodian shall promptly transmit to the Fund all written information received by it from the issuers of the Securities whose tender or exchange is sought and by the party (or its agents) making the tender or exchange offer. If the Fund desires to take action with respect to any tender offer, exchange offer or other similar transaction, the Fund shall notify Custodian (a) in the case of Foreign Securities, such number of Business Days prior to the date on which Custodian is to take such action (which number of days is in the Custodian's sole discretion) as will allow Custodian to take such action in the relevant local market in a timely fashion, and (b) in the case of all other Securities, at least five Business Days prior to the date on which Custodian is to take such action.

     3.15  CO-OPERATION. Custodian shall cooperate with and supply necessary
           ------------
information to the entity or entities appointed by the Fund to keep the books of account of the Fund and/or to compute the value of the assets of the Fund.

                                  ARTICLE IV
                           DUTIES OF CUSTODIAN WITH
                            RESPECT TO PROPERTY OF
                    THE FUND HELD OUTSIDE THE UNITED STATES
                    ---------------------------------------


     4.1   APPOINTMENT OF FOREIGN SUB-CUSTODIANS.  Custodian may appoint sub-
           -------------------------------------
custodians pursuant to Section 3.3 hereof or Eligible Foreign Custodians in accordance with Rule 17f-5 under the 1940 Act as Foreign Sub-custodians hereunder for the Fund's Securities and other assets maintained outside the United States. Upon receipt of Written Instructions from the Fund to do so, the Custodian shall cease the employment of any Foreign Sub-custodian for maintaining custody of the Fund's assets.

     4.2   ASSETS TO BE HELD.  The Custodian shall limit the Securities and
           -----------------
other assets maintained in the custody of an Eligible Foreign Custodian to: (a) Foreign Securities, and (b) cash and cash equivalents in such amounts as the Fund may determine.

     4.3   FOREIGN SECURITIES DEPOSITORIES.  Custodian or any Foreign Sub-
           -------------------------------
custodian employed by it may maintain assets of the

Fund in Foreign Securities Depositories in accordance with Rule 17f-5 under the 1940 Act.

     4.4   AGREEMENTS WITH FOREIGN SUB-CUSTODIANS.  Fund shall approve in
           --------------------------------------
writing (a) the appointment of each Foreign Sub-custodian and the agreement pursuant to which the Custodian employs such Foreign Sub-custodian and (b) for the appointment of each Eligible Foreign Custodian as a Foreign Sub-custodian, the country or countries in which such Foreign Sub-custodian is authorized to hold Securities, cash and other property of the Fund.

     4.5   APPROVED FOREIGN SUB-CUSTODIANS.  (a) Those Foreign Sub-custodians
           -------------------------------
and the countries where and the Foreign Securities Depositories through which they or the Custodian may hold Securities, cash and other property of the Fund which the Fund has approved to date are set forth on Exhibit D hereto. Exhibit D shall be amended from time to time as Foreign Sub-custodians, countries and/or Foreign Securities Depositories are changed, added or deleted. The Fund shall be responsible for informing the Custodian sufficiently in advance of a proposed investment which is to be held in a country not listed in Exhibit E in order to allow the Fund to give the approval required by Section 4.4 hereof and for Custodian to put the appropriate arrangements in place with a Foreign Sub-custodian.

          (b) If the Fund invests in a Security to be held pursuant to this Article before the foregoing procedures have been completed, such Security may be held by such agent as Custodian may select, and Custodian shall bear no liability to Fund for the actions of such agent, except to the extent Custodian shall have recovered from such agent for any damages caused to Fund by such agent.

     4.6   REPORTS BY CUSTODIAN.  Custodian shall supply to the Fund from time
           --------------------
to time, as mutually agreed upon, reports in respect of the safekeeping of the Securities and other assets of the Fund held by Foreign Sub-custodians, including, but not limited to, advices or notifications of transfers of Securities to or from the accounts maintained by Foreign Sub-custodians for the Custodian on behalf of the Fund.

     4.7   TRANSACTIONS IN FOREIGN CUSTODY ACCOUNT. (a) Upon receipt of Proper
           ---------------------------------------
Instructions given in any of the cases specified in Section 3.7 above, Custodian shall cause the Foreign Sub-custodians to transfer, exchange or deliver Foreign Securities owned by the Fund, subject to all local laws, regulations, customs, procedures and practices applicable in the relevant local market; and

          (b) Upon receipt of Proper Instructions given in any of the cases specified in Section 3.6 above, Custodian shall cause the Foreign Sub-custodians to pay out monies of the Fund, subject to all local laws, regulations, customs, procedures and practices applicable in the relevant local market.

     4.8   LIABILITY OF FOREIGN SUB-CUSTODIANS.  The agreement pursuant to which
           -----------------------------------
the Custodian employs a Foreign Sub-custodian shall require such Foreign Sub-custodian to exercise reasonable care in the performance of its duties and shall hold such Foreign sub-custodian responsible for any direct loss or damage arising out of any willful misfeasance, bad faith or negligence of such Foreign Sub-custodian in the performance of its obligations under such agreement or out of its reckless disregard of such obligations. At its election, the Fund shall be subrogated to the rights of Custodian with respect to any claims against a Foreign Sub-custodian as a consequence of any such loss or damage if and to the extent that the Fund has not been made whole for any such loss or damage.

     4.9   LIABILITY OF CUSTODIAN.  Notwithstanding anything to the contrary in
           ----------------------
Section 8.1 below or elsewhere in this Agreement, Custodian shall have no greater liability to the Fund for the actions or omissions of any Foreign Sub-custodian than any such Foreign Sub-custodian has to Custodian, and Custodian shall not be required to discharge any such liability which may be imposed on it unless and until such Foreign Sub-custodian has effectively indemnified Custodian against it or has otherwise discharged its liability to Custodian in full. Custodian shall have no liability for any loss or damage resulting from acts or omissions of any Foreign Sub-custodian arising out of or caused, directly or indirectly, by circumstances beyond such Foreign Sub-custodian's reasonable control, including, without limitation, sovereign risk, as described in Section 8.7, or "force majeure", as covered in Article X.

     4.10  MONITORING RESPONSIBILITIES.  Upon the request of the Fund, Custodian
           ---------------------------
shall annually furnish to the Fund information concerning all Foreign Sub-custodians hereunder which shall be similar in kind and scope to that furnished to the Fund in connection with the initial approval by the Fund of the agreements pursuant to which Custodian employs such Foreign Sub-custodians or as otherwise required by Rule 17f-5 under the 1940 Act.

     4.11  TAX RECLAIMS.  Upon the written request of the Fund, Custodian shall
           ------------
exercise, on behalf of the Fund, tax reclaim rights of Fund which arise in connection with Foreign Securities in the Custody Account.

                                   ARTICLE V
                 PURCHASE AND SALE OF INVESTMENTS OF THE FUND
                 --------------------------------------------


     5.1   PURCHASE OF SECURITIES.  Promptly upon each purchase of Securities
           ----------------------
for the Fund, Written Instructions shall be delivered to Custodian, specifying
(a) the name of the issuer or writer of such

Securities, and the title or other description thereof, (b) the number of shares, principal amount (and accrued interest, if any), or other units purchased, (c) the date of purchase and settlement, (d) the purchase price per unit, (e) the total amount payable upon such purchase, and (f) the name of the person to whom such amount is payable. Custodian shall upon receipt of such Securities purchased by the Fund (or, if the Securities are transferred by means of a private placement transaction, upon the receipt of such Securities or payment instructions to Custodian which detail specific Securities to be acquired) pay out of the moneys held for the account of the Fund the total amount specified in such Written Instructions to the person named therein. Custodian shall not be under any obligation to pay out moneys to cover the cost of a purchase of Securities or other assets for the Fund if there is insufficient cash available in the Custody Account.

     5.2   SALE OF SECURITIES.  Promptly upon each sale of Securities by the
           ------------------
Fund, Written Instructions shall be delivered to Custodian, specifying (a) the name of the issuer or writer of such Securities, and the title or other description thereof, (b) the number of shares, principal amount (and accrued interest, if any), or other units sold, (c) the date of sale and settlement, (d) the sale price per unit, (e) the total amount payable upon such sale, and (f) the person to whom such Securities are to be delivered. Upon receipt of the total amount payable to the Fund as specified in such Written Instructions, Custodian shall deliver such Securities to the person specified in such Written Instructions. Subject to the foregoing, Custodian may accept payment in such form as shall be satisfactory to it, and may deliver Securities and arrange for payment in accordance with the customs prevailing among dealers in Securities.

     5.3   DELIVERY OF SECURITIES SOLD.  Notwithstanding Section 5.2 above or
           ---------------------------
any other provision of this Agreement and subject, in the case of Foreign Securities, to all local laws, regulations, customs, procedures and practices applicable in the relevant local market, Custodian, when instructed to deliver Securities against payment, shall be entitled, but only if in accordance with generally accepted market practice, to deliver such Securities prior to actual receipt of final payment therefor and, exclusively in the case of Securities in physical form, to deliver such Securities prior to receipt of payment. In any such case, the Fund shall bear the risk that final payment for such Securities may not be made or that such Securities may be returned or otherwise held or disposed of by or through the person to whom they were delivered, and Custodian shall have no liability for any of the foregoing.

     5.4   PAYMENT FOR SECURITIES SOLD, ETC.  In its sole discretion and from
           ---------------------------------
time to time, Custodian may credit the Custody Account, prior to actual receipt of final payment thereof, with (a) proceeds from the sale of Securities which it has been instructed to deliver against payment, (b) proceeds from the redemption of Securities or other assets of the Fund, and (c) income from cash, Securities or other assets of the Fund. Any such credit shall be conditional upon actual receipt by Custodian of final payment and may be reversed if final payment is not actually received in full. Custodian may, in its sole discretion and from time to time, permit the Fund to use funds so credited to the Custody Account in anticipation of actual receipt of final payment. Any such funds shall be repayable immediately upon demand made by Custodian at any time prior to the actual receipt of all final payments in anticipation of which funds were credited to the Custody Account.

     5.5   FINAL PAYMENT. For purposes of this Agreement, "final payment" means
           -------------
payment in funds which are (or have become) immediately available, under applicable law are irreversible, and are not subject to any security interest, levy, lien or other encumbrance.

                                  ARTICLE VI
                           REDEMPTION OF FUND SHARES
                           -------------------------


     6.1   TRANSFER OF FUNDS. From such funds as may be available for the
           -----------------
purpose in the Custody Account, and upon receipt of Proper Instructions specifying that the funds are required to redeem Shares on account of the Fund, Custodian shall wire each amount specified in such Proper Instructions to or through such bank as the Fund may designate therein with respect to such amount.

     6.2   NO DUTY REGARDING PAYING BANKS. Custodian shall not be responsible
           ------------------------------
for the payment or distribution by any bank designated in Proper Instructions given pursuant to Section 6.1 above of any amount paid by Custodian to such bank in accordance with such Proper Instructions.

                                  ARTICLE VII
                              SEGREGATED ACCOUNTS
                              -------------------


     Upon receipt of Proper Instructions, Custodian shall establish and maintain a segregated account or accounts for and on behalf of the Fund, into which account or accounts may be transferred cash and/or Securities, including Securities maintained in a Depository Account:

          (a) in accordance with the provisions of any agreement among the Fund, Custodian and a broker-dealer (or any futures commission merchant), relating to compliance with the rules of The Options Clearing Corporation or of any registered national securities exchange (or the Commodity Futures Trading Commission or any registered contract market), or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Fund,

          (b) for purposes of segregating cash or Securities in connection with securities options purchased or written by the Fund or in connection with financial futures contracts (or options thereon) purchased or sold by the Fund,

          (c) which constitute collateral for loans of Securities made by the Fund,

          (d) for purposes of compliance by the Fund with requirements under the 1940 Act for the maintenance of segregated accounts by registered investment companies in connection with reverse repurchase agreements, when-issued, delayed delivery and firm commitment transactions, and short sales of securities, and

          (e) for other proper purposes, but only upon receipt of, in addition to Proper Instructions, a copy of a resolution of the Board of Directors, certified by an Officer, setting forth the purpose or purposes of such segregated account and declaring such purposes to be proper purposes of the Fund.

                                 ARTICLE VIII
                           CONCERNING THE CUSTODIAN
                           ------------------------


     8.1   STANDARD OF CARE.  Custodian shall be held to the exercise of
           ----------------
reasonable care in carrying out its obligations under this Agreement, and shall be without liability to the Fund for any loss, damage, cost, expense (including attorneys' fees and disbursements), liability or claim which does not arise from willful misfeasance, bad faith or negligence on the part of Custodian or reckless disregard by Custodian of its obligations under this Agreement. Custodian shall be entitled to rely on and may act upon advice of counsel on all matters, and shall be without liability for any action reasonably taken or omitted pursuant to such advice. In no event shall Custodian be liable for special or consequential damages or be liable in any manner whatsoever for any action taken or omitted upon instructions from the Fund or any agent of the Fund. Custodian shall not be under any obligation at any time to ascertain whether the Fund is in compliance with the 1940 Act, the regulations thereunder, the provisions of its charter documents or by-laws, or its investment objectives, policies and limitations as in effect from time to time.

     8.2   ACTUAL COLLECTION REQUIRED.  Custodian shall not be liable for, or
           --------------------------
considered to be the custodian of, any cash belonging to the Fund or any money represented by a check, draft or other instrument for the payment of money, until Custodian or its agents actually receive such cash or collect on such instrument.

     8.3   NO RESPONSIBILITY FOR TITLE, ETC.  So long as and to the extent that
           ---------------------------------
it is in the exercise of reasonable care, Custodian shall not be responsible for the title, validity or genuineness of any property or evidence of title thereto received or delivered by it or its agents.

     8.4   LIMITATION ON DUTY TO COLLECT.  Custodian shall promptly notify the
           -----------------------------
Fund whenever any money or property due and payable from or on account of any Securities held hereunder for the Fund is not timely received by it. Custodian shall not, however, be required to enforce collection, by legal means or otherwise, of any such money or other property not paid when due, but shall receive the proceeds of such collections as may be effected by it or its agents in the ordinary course of Custodian's custody and safekeeping business or of the custody and safekeeping business of such agents.

     8.5   EXPRESS DUTIES ONLY. Custodian shall have no duties or obligations
           -------------------
whatsoever except such duties and obligations as are specifically set forth in this Agreement, and no covenant or obligation shall be implied in this Agreement against Custodian. Custodian shall have no discretion whatsoever with respect to the management, disposition or investment of the Custody Account and is not a fiduciary to the Fund.

     8.6   COMPLIANCE WITH LAWS. Custodian undertakes to comply with all
           --------------------
applicable requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, the 1940 Act and the Commodities Exchange Act and any laws, rules and regulations of governmental authorities having jurisdiction with respect to the duties to be performed by Custodian hereunder. Except as specifically set forth herein, Custodian assumes no responsibility for such compliance by the Fund.

     8.7   NO LIABILITY FOR SOVEREIGN RISK.  Custodian shall not be liable for
           -------------------------------
any loss involving any Securities, currencies, deposits or other property of the Fund, whether maintained by it, a Foreign Sub-custodian, a Foreign Securities Depository, an agent of Custodian or a Foreign Sub-custodian or a bank, or for any loss arising from a foreign currency transaction or contract, where the loss results from a sovereign risk or where the entity maintaining such Securities, currencies, deposits or other property of the Fund, whether Custodian, a Foreign Sub-custodian, a Foreign Securities Depository, an agent of Custodian or a Foreign Sub-custodian or a bank, has exercised reasonable care maintaining such property or in connection with the transaction involving such property. For purposes of this Agreement, "sovereign risk" shall mean nationalization, expropriation, devaluation, revaluation, confiscation, seizure, cancellation, destruction or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, taxes, levies or other charges affecting the Fund's property; or acts of war, terrorism, insurrection or revolution; or any other act or event beyond the control of the Foreign Sub-custodian, the Foreign Securities Depository or the agent of any of them.

                                  ARTICLE IX
                                INDEMNIFICATION
                                ---------------


     9.1   INDEMNIFICATION.  The Fund shall indemnify and hold harmless
           ---------------
Custodian, any sub-custodian and any nominee of Custodian or any sub-custodian, from and against any loss, damages, cost, expense (including attorneys' fees and disbursements), liability (including, without limitation, liability arising under the Securities Act of 1933, the 1934 Act, the 1940 Act, and any federal, state or foreign securities and/or banking laws) or claim arising directly or indirectly (a) from the fact that Securities are registered in the name of any such nominee, or (b) from any action or inaction by Custodian or such sub-custodian or other agent (i) at the request or direction of or in reliance on the advice of the Fund or any of its agents, or (ii) upon Proper Instructions, or (c) generally, from the performance of its obligations under this Agreement, provided that Custodian, any sub-custodian or any nominee of either of them shall not be indemnified and held harmless from and against any such loss, damage, cost, expense, liability or claim arising from Custodian's willful misfeasance, bad faith, negligence or reckless disregard of its obligations under this Agreement or, in the case of any sub-custodian or its nominee, from such sub-custodian's willful misfeasance, bad faith, negligence or reckless disregard of its obligations under the Agreement under which it is acting.

     9.2   INDEMNITY TO BE PROVIDED.  If the Fund requests Custodian to take any
           ------------------------
action with respect to Securities, which may, in the opinion of Custodian, result in Custodian or its nominee becoming liable for the payment of money or incurring liability of some other form, Custodian shall not be required to take such action until the Fund shall have provided indemnity therefor to Custodian in an amount and form satisfactory to Custodian.

     9.3  SECURITY.  As security for the payment of any present or future
          --------
obligation or liability of any kind which the Fund may have to Custodian with respect to or in connection with the Custody Account or this Agreement, the Fund hereby pledges to Custodian all cash, Securities and other property of every kind which is in the Custody Account or otherwise held for the Fund pursuant to this Agreement, and hereby grants to Custodian a lien, right of set-off and continuing security interest in such cash, Securities and other property.

                                   ARTICLE X
                                 FORCE MAJEURE
                                 -------------


     Neither Custodian nor the Fund shall be liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of God; earthquakes; fires; floods; wars; civil or military disturbances; sabotage; strikes; epidemics; riots; power failures; computer failure and any such circumstances beyond its reasonable control as may cause interruption, loss or malfunction of utility, transportation, computer (hardware or software) or telephone communication service; accidents; labor disputes; acts of civil or military authority; governmental actions; or inability to obtain labor, material, equipment or transportation.

                                   ARTICLE XI
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------


     Each of the Fund and Custodian represents and warrants for itself that (a) it has all necessary power and authority to perform its obligations hereunder,
(b) the execution and delivery by it of this Agreement, and the performance by it of its obligations under this Agreement, have been duly authorized by all necessary action and will not violate any law, regulation, charter, by-law, or other instrument, restriction or provision applicable to it or by which it is bound, and (c) this Agreement constitutes a legal, valid and binding obligation of it, enforceable against it in accordance with its terms.

                                  ARTICLE XII
                           COMPENSATION OF CUSTODIAN
                           -------------------------


     The Fund shall pay Custodian such fees and charges as are set forth in the fee schedule annexed hereto as Exhibit C, as such fee schedule may from time to time be revised by Custodian upon 14 days' prior written notice to the Fund.
Any annual fee or other charges payable by the Fund shall be paid monthly by automatic deduction from the Custody Account. Expenses incurred by Custodian in the performance of its services hereunder, and all other proper charges and disbursements of the Custody Account, shall be charged to the Custody Account by Custodian and paid therefrom.

                                  ARTICLE XIII
                                     TAXES
                                     -----


     Any and all taxes, including any interest and penalties with respect thereto, which may be levied or assessed under present or future laws or in respect of the Custody Account or any income thereof shall be charged to the Custody Account by Custodian and paid therefrom.

                                  ARTICLE XIV
                               AUTHORIZED PERSONS
                               ------------------


     14.1  AUTHORIZED PERSONS.  Custodian may rely upon and act in accordance
           ------------------
with any notice, confirmation, instruction or other communication received by it from the Fund which is reasonably believed by Custodian to have been given or signed on behalf of the Fund by one of the Authorized Persons designated by the Fund in Exhibit A hereto, as it may from time to time be revised. The Fund may revise Exhibit A hereto at any time by notice in writing to Custodian given in accordance with Article XV below, but no revision of Exhibit A hereto shall be effective until Custodian actually receives such notice.

     14.2  INVESTMENT ADVISERS.  Custodian may also act in accordance with any
           -------------------
Written or Oral Instructions which are reasonably believed by Custodian to have been given or signed by one of the persons designated from time to time by any of the investment advisers of the Fund specified in Exhibit B hereto (if any) as it may from time to time be revised. The Fund may revise Exhibit B hereto at any time by notice in writing to Custodian given in accordance with Article XV below, and each investment adviser specified in Exhibit B hereto (if any) may at any time by like notice designate an Authorized Person or remove an Authorized Person previously designated by it, but no revision of Exhibit B hereto (if any) and no designation or removal by such investment adviser shall be effective until Custodian actually receives such notice.

     14.3  ORAL INSTRUCTIONS.  Custodian may rely upon and act in accordance
           -----------------
with Oral Instructions (as defined in Section 1.11 above). If Written Instructions confirming Oral Instructions are not received by Custodian prior to a transaction, it shall in no way affect the validity of the transaction authorized by such Oral Instructions or the authorization of the Fund to effect such transaction. Custodian shall incur no liability to the Fund in acting upon Oral Instructions (as defined in Section 1.11 above). To the extent such Oral Instructions vary from any confirming Written Instructions, Custodian shall advise the Fund of such variance but unless confirming Written Instructions are timely received, such Oral Instructions will govern. Either Custodian or Fund may electronically record any instructions given by telephone and any other telephone discussions with respect to the account of the Fund.

                                  ARTICLE XV
                                    NOTICES
                                    -------

     Unless otherwise specified herein, all demands, notices, instructions, and other communications to be given hereunder shall be sent, delivered or given to the recipient at the address set forth after its name hereinbelow:

           IF TO THE FUND:

           The Insiders Select Portfolio - The Bear Stearns Funds
           245 Park Avenue
           New York, New York 10167
           Attention: Frank J. Maresca
                      ----------------
           Telephone: (212) 272-2093
           Facsimile: (212) 272-3098


           IF TO CUSTODIAN:

           Custodial Trust Company
           101 Carnegie Center
           Princeton, New Jersey 08540-6231
           Attention: Vice President - Trust Operations
                      ---------------------------------
           Telephone: (609) 951-2320
           Facsimile: (609) 951-2327

or at such other address as either party shall have provided to the other by notice given in accordance with this Article XV. Writing shall include transmissions by or through teletype, facsimile, central processing unit connection, on-line terminal and magnetic tape.

                                  ARTICLE XVI
                                  TERMINATION
                                  -----------


     Either party hereto may terminate this Agreement by giving to the other party a notice in writing specifying the date of such termination, which shall be not less than sixty (60) days after the date of the giving of such notice. Upon the date set forth in such notice this Agreement shall terminate, and Custodian shall, upon receipt of a notice of acceptance by the successor custodian, on that date (a) deliver directly to the successor custodian or its agents all Securities (other than Securities held in a Book-Entry System, Securities Depository or Foreign Securities Depository) and cash then owned by the Fund and held by Custodian as custodian, and (b) transfer any Securities held in a Book-Entry System, Securities Depository or Foreign Securities Depository to an account of or for the benefit of the Fund, provided that the Fund shall have paid to Custodian all fees, expenses and other amounts to the payment or reimbursement of which it shall then be entitled.

                                  ARTICLE XVII
                                 MISCELLANEOUS
                                 -------------


     17.1  BUSINESS DAYS. Nothing contained in this Agreement shall require
           -------------
Custodian to perform any function or duties on a day other than a Business Day.

     17.2  GOVERNING LAW.  This Agreement shall be governed by and construed in
           -------------
accordance with the laws of the State of New York, without regard to the conflict of law principles thereof.

     17.3  REFERENCES TO CUSTODIAN. The Fund shall not circulate any printed
           -----------------------
matter which contains any reference to Custodian without the prior written approval of Custodian, excepting printed matter contained in the prospectus or statement of additional information for the Fund and such other printed matter as merely identifies Custodian as custodian for the Fund. The Fund shall submit printed matter requiring approval to Custodian in draft form, allowing sufficient time for review by Custodian and its counsel prior to any deadline for printing.

     17.4  NO WAIVER.  No failure by either party hereto to exercise, and no
           ---------
delay by such party in exercising, any right hereunder shall operate as a waiver thereof. The exercise by either party hereto of any right hereunder shall not preclude the exercise of any other right, and the remedies provided herein are cumulative and not exclusive of any remedies provided at law or in equity.

     17.5  AMENDMENTS.  This Agreement cannot be changed orally and no amendment
           ----------
to this Agreement shall be effective unless evidenced by an instrument in writing executed by the parties hereto.

     17.6  COUNTERPARTS.  This Agreement may be executed in one or more
           ------------
counterparts, and by the parties hereto on separate counterparts, each of which shall be deemed an original but all of which together shall constitute but one and the same instrument.

     17.7  SEVERABILITY.  If any provision of this Agreement shall be invalid,
           ------------
illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions shall not be affected or impaired thereby.

     17.8  SUCCESSORS AND ASSIGNS.  This Agreement shall be binding upon and
           ----------------------
shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by
             --------  -------
either party hereto without the written consent of the other party. Any purported assignment in violation of this Section 17.8 shall be void.

     17.9  HEADINGS.  The headings of sections in this Agreement are for
           --------
convenience of reference only and shall not affect the meaning or construction of any provision of this Agreement.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its representative thereunto duly authorized, all as of the day and year first above written.


THE INSIDERS SELECT PORTFOLIO -                CUSTODIAL TRUST COMPANY
THE BEAR STEARNS FUNDS



By /s/ Frank J. Maresca                             By /s/ Ronald D. Watson
   --------------------                                --------------------
   Authorized Officer                                  Authorized Officer

                                   EXHIBIT A
                                   ---------

                AUTHORIZED PERSONS WITH ACCESS TO INVESTMENTS/*/


     Set forth below are the names of the persons, whose specimen signatures are on file with the Custodian, authorized by the Board of Trustees of The Bear Stearns Funds to have access to The Insiders Select Portfolio's (the "Fund") investments.


 Name
 ----

 Neil L. Rudolph

 Praveen Gottipalli

 Frank J. Maresca

 Vincent L. Pereira

 Eileen M. Coyle



_____________________

/*/Nothing herein shall prohibit any person designated as an Authorized Person from giving Oral Instructions or Written Instructions to the Custodian, so long as it does not result in delivery of or access to securities and similar investments of the Fund by such person.

                                   EXHIBIT B
                                   ---------


                              INVESTMENT ADVISERS

                      Bear Stearns Funds Management Inc.
                           Symphony Asset Management

                                   EXHIBIT C
                                   ---------


                      CUSTODY FEES AND TRANSACTION CHARGES



     DOMESTIC FEES.  The Fund shall pay Custodian the following fees and charges
     -------------
for assets in the United States ("Domestic Assets") and transactions in the United States, all such fees and charges to be payable monthly:

     (1) an annual fee of the greater of 0.015% (one and one-half basis points) per annum of the value of the Domestic Assets in the Custody Account or $5,000, such fee to be payable monthly based upon the total market value of such Domestic Assets as determined on the last Business Day of the month for which such fee is charged;

     (2) a transaction charge of $18 for each buy, sell or redemption transaction executed in the Custody Account with respect to such Domestic Assets as are book-entry Securities (but not for any such buy or sell in a repurchase transaction representing a cash sweep investment for the Fund's account or the investment by the Fund of collateral for a loan of Securities);

     (3) a transaction charge of $50 for each receipt or delivery into or from the Custody Account of such Domestic Assets as are Securities in physical form;

     (4) a transaction charge for each repurchase transaction in the Custody Account which represents a cash sweep investment for the Fund's account, computed at a rate of 0.10% (ten basis points) per annum on the amount of the purchase price paid or received by the Fund in such repurchase transaction;

     (5)  a charge of $10 for each funds transfer; and

     (6) a service charge for each holding of Domestic Assets consisting of Securities or other property sold by way of private placement or in such other manner as to require services by Custodian which in the reasonable judgment of Custodian are materially in excess of those ordinarily required for the holding of publicly traded Securities in the United States.

     INTERNATIONAL FEES.  The Fund shall pay Custodian fees for assets outside
     ------------------
the United States ("Foreign Assets") and transaction charges and other charges (including, without limitation, charges for funds transfers, tax reclaims, and foreign exchange services) outside the United States, all such fees and charges to be payable monthly, according to a schedule of such fees and charges specific to each country in which Foreign Assets are held, such schedule to be provided from time to time upon request.

     Fees shall be based upon the total market value of the applicable Foreign Assets as determined on the last Business Day of the month for which such fees are charged.

                                   EXHIBIT D
                                   ---------


                        APPROVED FOREIGN SUB-CUSTODIANS



Foreign Sub-custodian       Country(ies)    Securities Depositories
---------------------       ------------    -----------------------

                                (See Attached)

                                 CITIBANK, N.A.
                       SEC RULE 17F-5 INFORMATION PACKAGE
                                  AUGUST 1994

          SECTION 2:  OVERVIEW OF FOREIGN SUBCUSTODIANS & DEPOSITORIES


SECTION 2:

OVERVIEW OF CITIBANK'S
FOREIGN SUBCUSTODIAN AND
DEPOSITORY ARRANGEMENTS
2-01.0 SUBCUSTODIAN NETWORK
                                                               Colombia:      Cititrust Colombia S.A.
                                                                              Carrera 9A, No. 99-02,
                                                                              Bogota, Colombia


Argentina:                     Citibank, N.A. (Argentina)      Denmark:       Den Danske Bank
                               Bartolome Mitre 502/30                         2-12 Holmens Kanal
                               1036 Buenos Aires, Argentina                   DK-1092 Copenhagen K.
                                                                              Denmark

Australia:                     Citicorp Nominees Pty. Ltd.     Finland:       Kansallis-Osake-Pankki
                               101 Collins Street                             Aleksanterinkatu 42
                               Melbourne, VIC 3000 Australia                  00100 Helsinki, Finland

Austria:                       Citibank (Austria) A.G.         France:        Citibank S.A. (France)
                               Postfach 90                                    Cedex 36
                               Lothringerstrasse 7                            92073 Paris la Defense, France
                               A-1015 Vienna, Austria
                                                                              Banque Paribas
Belgium:                       Generale Bank                                  3 Rue D'Antim
                               Montagne du Parc 3                             75002 Paris, France
                               1000 Brussels, Belgium

Brazil:                        Citibank, N.A. (Brazil)         Germany:       Citibank Aktiengesellschaft
                               Avenida Paulista 1111                          Neue Mainzer Str. 75,
                               Sao Paulo, Brazil                              60311, Frankfurt/Main,
                                                                              Germany

Canada:                        Citibank Canada                 Greece:        Citibank, N.A. (Greece)
                               123 Front Street West                          Athens Branch
                               Toronto, Ontario                               Othonos 8
                               M5J2M3, Canada                                 Athens 10557, Greece

Chile:                         Citibank, N.A. (Chile)          Hong Kong:     Citibank, N.A. (Hong Kong)
                               Ahumada 40                                     Citicorp Tower
                               Santiago, Chile                                Citicorp Plaza
                                                                              3 Garden Road
                                                                              Central, Hong Kong

China:                         Citibank, N.A. (Hong Kong)      Hungary:       Citibank Budapest Rt.
                               c/o Citibank, N.A.,                            1052 Budapest V19-21.
                               Hong Kong, Citicorp Tower,                     Vaci Utca
                               Citicorp Plaza, 3 Garden Road,                 Hungary
                               Central, Hong Kong

India:                         Citibank, N.A. (India)          New Zealand:   Citibank Nominees (New
                               Sakhar Bhavan                                  Zealand) Ltd.
                               230 Backbay Reclamation                        23 Customs Street East
                               Nariman Point                                  Auckland 1, New Zealand
                               Bombay 400 021

Indonesia:                     Citibank, N.A. (Jakarta)
                               Jalan Jend. Sudirman No. 1      Norway:        Christiania Bank
                               Jakarta 12910, Indonesia                       P.O. Box 1166 Sentrum
                                                                              0107 Oslo 1, Norway
Ireland:                       Citibank, N.A. (Ireland)
                               IFSC House, Custom House        Pakistan:      Citibank, N.A. (Pakistan)
                               Quay, Dublin 2                                 P.O. Box 4889
                               Ireland                                        11 Chundrigar Road
                                                                              Karachi 74200
Italy:                         Citibank, N.A. (Italy)                         Pakistan
                               Foro Buonaparte N. 16
                               Casella Postale 10932
                               20121 Milan, Italy

Japan:                         Citibank, N.A. (Japan)          Peru:          Citibank, N.A. (Lima)
                               Citicorp Center,                               Av. Camino Real 456,
                               2-314 Higashi Shinagawa,                       Torre Real 5t 0 Piso,
                               Shinagawa - ku,                                Lima 27
                               Tokyo, Japan                                   Peru

Jordan:                        Citibank, N.A. (Jordan)         Philippines:   Citibank, N.A. (Philippines)
                               3rd Circle                                     Citibank Center
                               Jordan Insurance Building                      8741 Paseo de Roxas
                               Prince Mohammad Street                         Makati Metro
                               Amman, Jordan                                  Manila, Philippines

Korea:                         Citibank, N.A. (Korea)          Poland:        Citibank Poland S.A.
                               89-29 Shinmun-Ro,                              Sentorska 12,
                               Chongro-ku                                     00-082 Warsaw,
                               Seoul, Korea                                   Poland

Luxembourg:                    Cedel S.A.                      Portugal:      Citibank Portugal S.A.
                               67 Boulevard                                   Rua Barat, Salgueiro 30,
                               Grande-Duchesse Charlotte                      4th floor, 1200 Lisbon,
                               L-1010, Luxembourg                             Portugal

Malaysia:                      Citibank Berhad                 Puerto Rico:   Citibank, N.A.
                               28-30 Medan Pasar                              252 Ponce De Leon Avenue
                               50050 Kuala Lumpur, Malaysia                   San Juan, Puerto Rico 00936

Mexico:                        Citibank, N.A. (Mexico)         Singapore:     Citibank, N.A. (Singapore)
                               Paseo de la Reforma 390                        UIC Building #01-00
                               Mexico City DF, 06695 Mexico                   5 Shenton Way
                                                                              Singapore 0106
Netherlands:                   Citibank, N.A. (Netherlands)
                               "Europlaza",                    South Africa:  First National Bank
                               Hoogoorddreef 54 B,                            Mezzanine floor,
                               1101 BE Amsterdam z.o.,                        3 First Place,
                               The Netherlands                                Post Box 7713
                                                                              Johannesburg, 2000
                                                                              South Africa

Spain:            Citibank, N.A. (Spain)
                  Jose Ortega Y Gasset 29
                  28006 Madrid, Spain

Sri Lanka:        Citibank, N.A. (Sri Lanka)
                  67 Dharmapala Mawatha
                  P.O. Box 888
                  Colombo 7, Sri Lanka

Sweden:           Skandinaviska Enskilda Banken
                  Sergels Torg 2
                  Stockholm, Sweden

Switzerland:      Citibank (Switzerland)
                  Bahnhofstrass 63,
                  Post Office Box 24
                  8021 Zurich, Switzerland

Taiwan:           Citibank, N.A. (Taiwan)
                  Taipei Branch
                  No. 52 Ming Sheng East Road
                  Sec. 4
                  Taipei, Taiwan

Thailand:         Citibank, N.A. (Thailand)
                  127 South Sathom Road
                  Bangkok 10120, Thailand

Turkey:           Citibank, N.A. (Turkey)
                  Buyukedere Caddesi,
                  No. 100, Eseutepe 80280
                  Istanbul, Turkey

United Kingdom:   Citibank, N.A.
                  25 Molesworth St,
                  Lewisham, London SE 13 7EX
                  United Kingdom

                  The First National Bank of
                  Chicago
                  27 Leadenhall Street
                  London EC3A 1AA, England

Uruguay:          Citibank, N.A. (Uruguay)
                  Cerrito 455
                  P.O. Box 690
                  Montevideo
                  Uruguay

Venezuela:        Citibank, N.A. (Caracas)
                  Carmelitas a Altagracia
                  Edificio Citibank
                  Caracas 1010, Venezuela

2-01.1    STATUS AND SHAREHOLDERS' EQUITY

COUNTRY                        SUBCUSTODIAN                     STATUS      SHAREHOLDERS'
                                                                               EQUITY

Argentina       Citibank, N.A.                               Branch         NA

Australia       Citicorp Nominees Pty. Ltd.                  Subsidiary     SEC Exemption

Austria         Citibank (Austria) A.G.                      Subsidiary     SEC Exemption

Belgium         Generale Bank                                Correspondent  US$ 2,260 MM

Brazil          Citibank, N.A.                               Branch         NA

Canada          Citibank Canada                              Subsidiary     US$ 299.9 MM

Chile           Citibank, N.A.                               Branch         NA

China           Citibank, N.A.                               Branch         NA

Colombia        Cititrust Colombia S.A.                      Subsidiary     SEC Exemption
                Sociedad Fiduciary

Denmark         Den Danske Bank                              Correspondent  US$ 2,975 MM

Finland         Kansallis-Osake-Pankki                       Correspondent  US$ 1,325 MM

France          Citibank S.A.                                Subsidiary     SEC Exemption

France          Banque Paribas                               Correspondent  US$ 2,998 MM

Germany         Citibank Aktiengesellschaft                  Subsidiary     US$ 298 MM

Greece          Citibank, N.A.                               Branch         NA

Hong Kong       Citibank, N.A.                               Branch         NA

Hungary         Citibank Budapest Rt.                        Subsidiary     SEC Exemption

India           Citibank, N.A.                               Branch         NA

Indonesia       Citibank, N.A.                               Branch         NA

Ireland         Citibank, N.A.                               Branch         NA

Italy           Citibank, N.A.                               Branch         NA

Japan           Citibank, N.A.                               Branch         NA

Jordan          Citibank, N.A.                               Branch         NA

Korea           Citibank, N.A.                               Branch         NA




Luxembourg      Cedel S.A.                                   Depository     NA

Malaysia        Citibank Berhad                              Subsidiary     US$ 145MM

Mexico          Citibank, N.A.                               Branch         NA

Netherlands     Citibank, N.A.                               Branch         NA

New Zealand     Citibank Nominees (NZ) Ltd.                  Subsidiary     SEC Exemption

Norway          Christiania Bank                             Correspondent  US$ 512MM

Pakistan        Citibank, N.A.                               Branch         NA

Peru            Citibank, N.A.                               Branch         NA

Philippines     Citibank, N.A.                               Branch         NA

Poland          Citibank Poland S.A.                         Subsidiary     SEC Exemption

Portugal        Citibank Portugal S.A.                       Subsidiary     SEC Exemption

Singapore       Citibank, N.A.                               Branch         NA

South Africa    First National Bank of Southern Africa Ltd.  Correspondent  US$ 620MM

Spain           Citibank, N.A.                               Branch         NA

Sri Lanka       Citibank, N.A.                               Branch         NA

Sweden          Skandinaviska Enskilda Banken                Correspondent  US$ 669MM

Switzerland     Citibank (Switzerland)                       Affiliate      US$ 198MM

Taiwan          Citibank, N.A.                               Branch         NA

Thailand        Citibank, N.A.                               Branch         NA

Turkey          Citibank, N.A.                               Branch         NA

U.K.            Citibank, N.A.                               Branch         NA

Uruguay         Citibank, N.A.                               Branch         NA

Venezuela       Citibank, N.A.                               Branch         NA

2-02.0  DEPOSITORIES

Argentina:                             Caja de Valores ("CDV")           Finland:                  Central Share Registry
                                                                                                   The Helsinki Money
                                                                                                   Market Center

Australia:                             The Reserve Bank Information      France:                   Societe Interprofessionnelle
                                       and Transfer System ("RITS")                                pour la Compensation de
                                                                                                   Valeurs Mobilieres
                                       Austraclear                                                 ("SICOVAM")

Austria:                               Wertpapiersammelbank                                        Banque de France
                                       bei der Oesterreichische
                                       Kontrollbank ("OEKB/WSB")         Germany:                  Deutscher Kassenverein A.G.
                                                                                                   ("DKV")
Belgium:                               Caisse Interprofessionelle
                                       de Depots et de Virements         Greece:                   Central Securities Depository,
                                       de Titres S.A. ("CIK")                                      S.A. ("CSD")

                                       Banque Nationale                  Hong Kong:                Central Clearing and
                                       de Belgique ("BNB")                                         Settlement System
                                                                                                   ("CCASS")
Brazil:                                BOVESPA's Registered
                                       Shares Fungible Custody           Hungary:                  The Central Depository and
                                       ("BOVESPA")                                                 Clearing House ("CDCH")

Canada:                                The Canadian Depository for       Ireland:                  Gilt Settlement Office ("GSO")
                                       Securities Limited ("CDS")
                                                                         Italy:                    Monte Titoli Instituto per la
China:                                 The Shanghai Securities                                     Custodia e l'Amministrazione
                                       Central Clearing and                                        Accentrata di Valori Mibiliar
                                       Registration Corporation                                    ("Monte Titoli")
                                       ("SSCCRC")
                                                                                                   The Bank of Italy
                                       The Shenzhen Securities
                                       Registrars Co. Ltd. - registrar   Japan:                    Japan Securities Depository
                                       for three banks forming a                                   Center ("JASDEC")
                                       decentralized depository
                                       structure                                                   The Bank of Japan ("BOJ")

Denmark:                               Vaerdipapircentralen ("VP")       Korea:                    The Korea Securities
                                                                                                   Depository ("KSD")


Luxembourg:          CEDEL, S.A.


Malaysia:            Malaysian Central
                     Depository Sdn. Bhd.
                     ("MCD")

Mexico:              Instituto para el Deposito de
                     Valores ("S.D. Indeval")

Netherlands:         Nederlands Centraal Instituut
                     voor Giraal Effectenverkeer
                     B.V. ("Necigef")

New Zealand:         Austraclear

Norway:              The Norwegian Registry of
                     Securities -
                     Verdipapirsentralen ("VPS")

Peru:                Caja de Valores ("CAVAL")

Poland:              The National Depository of Securities
                     (Krajowy Depozyt Papierow Wartosciowych)

Portugal:            Central de Registo e Valores Mobiliarios

Singapore:           Central Depository (PTE) Ltd.

South Africa:        The Central Depository (Pty) Ltd.

Spain:               Servico de Compensacion y
                     Liquidacion de Valores ("SCLV")

Sri Lanka:           Central Depository System (Pvt) Limited

Sweden:              Vardepapperscentralen VPC AB ("VPC")

Switzerland:         Schwerzerische Effekten-Giro AG ("SEGA")

Taiwan:              Taiwan Securities Central
                     Depository Co., Ltd. ("TSCD")

Thailand:            Share Depository Center ("SDC")

Turkey:              Istanbul Stock Exchange Settlement
                     and Custody Company Inc.

United
Kingdom:             Central Gilts Office ("CGO")

                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK
                             GLOBAL CUSTODY NETWORK


                             START                                                       DEPOSITORY IN ADDITION TO THE CENTRAL BANK,
COUNTRY                      DATE                     SUBCUSTODIAN                       IF APPLICABLE.

Argentina                    1991                     Morgan Guaranty Trust Co. of       Caja de Valores
                                                      N.Y. - Buenos Aires
                                                      Office

Australia                    1982                     ANZ Banking Group                  Austraclear

Austria                      1988                     Creditanstalt-Bankverein           OeKB-WSB (Wertpapiersammelbank bei der
                                                                                         Oesterreichischen Kontrollbank AG)

Belgium                      1977                     Morgan Guaranty Trust Co. of       CIK (Caisse Interprofessionnelle de
                                                      N.Y. - Brussels Office             Depots et de Virements de Titres)

                                                                                         Euroclear Clearance System Limited

Brazil                       1991                     Morgan Guaranty Trust Co. of       BOVESPA (Bolsa de Valores de Sao Paolo;
                                                      N.Y. - Sao Paulo Office            equities)

                                                                                         BVRJ (Bolsa de Valores de Rio de Janeiro,
                                                                                         equities)

                                                                                         CETIP (Central de Custodia e Liquidacao
                                                                                         Financeira de Titulos; corporate bonds)

                                                                                         SELEC (Sistema Especial de Liquidacao e
                                                                                         Custodia; gov't securities)

Canada                       1978                     Canadian Imperial Bank of          CDS (Canadian Depository for Securities)
                                                      Commerce

Chile                        1993                     Citibank, N.A.

People's Republic            1992                     Hongkong and Shanghai Banking
of China-                                             Corporation
Shanghai and
Shenzhen

Czech Republic               1994                     Ceskoslovenska Obchodni Banka,
                                                      A.S.

Denmark                      1985                     Den Danske Bank                    VP (Vaerdipapircentralen; Danish
                                                                                         Securities Centre)

Finland                      1985                     Union Bank of Finland

France                       1977                     Morgan Guaranty Trust Co. of       SICOVAM (Societe Interprofessionnelle Pour
                                                      N.Y. - Paris Office                La Compensation des Valeurs Mobilieres)

Germany                      1977                     Morgan Guaranty Trust Co. of       DKV (Deutscher Kassenverein)
                                                      N.Y. - Frankfurt Office


Greece                       1989                     National Bank of Greece S.A.

Hong Kong                    1978                     Hongkong and Shanghai Banking      CCASS (Central Clearing and Settlement
                                                      Corporation                        System)

 Hungary                     1993                     Citibank N.A.

India                        1993                     Hongkong and Shanghai Banking
                                                      Corporation

Indonesia                    1990                     Hongkong and Shanghai Banking
                                                      Corporation

Ireland                      1988                     Allied Irish Banks PLC

Israel                       1994                     Bank Leumi LE                      TASE (Tel Aviv Stock Exchange)
                                                                                         Clearing House Ltd.

Italy                        1977                     Morgan Guaranty Trust Co. of N.Y.  Monte Titoli S.p.A.
                                                      Milan Office

Japan                        1977                     The Fuji Bank, Limited             JASDEC (Japan Securities Depository Center)


                                                                                         JSA (Japan Securities Agent)

Jordan                       1994                     Citibank, N.A.

Korea                        1991                     Bank of Seoul                      KSSC (Korea Securities Settlement
                                                                                         Corporation)

Luxembourg                   1992                     Banque Internationale A            CEDEL (Centrale de Livraison des Valeurs
                                                      Luxembourg, S.A.                   Mobilieres)

Malaysia                     1987                     Hongkong and Shanghai Banking      SCANS (Securities Clearing Automated
                                                      Corporation                        Network Services)

Mexico                       1990                     Citibank, N.A.                     Indeval

Morocco                      1994                     Banque Commerciale du Maroc

Netherlands                  1978                     Bank Labouchere nv                 NECIGEF (Nederlands Centraal Instituut Voor
                                                                                         Giraal Effectenverkeer BV)

New Zealand                  1982                     ANZ Banking Group Ltd.

Norway                       1978                     Den Norske Bank                    VPS (Verdipapirsentralen; Norwegian
                                                                                         Registry of Securities)

Pakistan                     1994                     Citibank, N.A.

Peru                         1994                     Citibank, N.A.                     CAVAL (Caja de Valores)

Philippines                  1990                     Hongkong and Shanghai Banking
                                                      Corporation


Poland                       1993                     Bank Handlowy

Portugal                     1988                     Banco Espirito Santo E
                                                      Comercial de Lisboa

Singapore                    1988                     Development Bank of Singapore      (CDP) Central Depository Pte

South Africa                 1993                     First National Bank of Southern
                                                      Africa

Spain                        1977                     Morgan Guaranty Trust Co. of
                                                      N.Y. - Madrid Office

Sri Lanka                    1992                     Hongkong and Shanghai Banking
                                                      Corporation

Sweden                       1985                     Skandinaviska Enskilda Banken      VPC (Vaerdepappercentralen; Securities
                                                                                         Register Centre)

Switzerland                  1977                     Bank Leu                           SEGA (Schweizerische Effekten - Giro AG)

Taiwan                       1992                     Hongkong and Shanghai Banking
                                                      Corporation

Thailand                     1988                     Hongkong and Shanghai Banking
                                                      Corporation

Turkey                       1990                     Citibank, N.A.                     Istanbul Stock Exchange Settlement and
                                                      Ottoman Bank                       Custody Company, Inc. (I.M.K.B. Takas ve
                                                                                         Saklama A.S.)

United Kingdom               1977                     Morgan Guaranty Trust Co. of N.Y.  TALISMAN (Transfer, Accounting and
                                                      London Office                      Lodgement for Investors, Stock Management
                                                                                         for Jobbers)

                                                                                         CGO (Central Gilts Office)
                                                                                         CMS (Central Money Market Office)

United States of             1977                     Morgan Guaranty Trust Co. of       The Federal Reserve Bank of New York
America                                               N.Y.                               The Depository Trust Co.
                                                                                         The Participants Trust Co.

Venezuela                    1991                     Citibank, N.A.